UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement	☐ Confidential for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) of §240.14a-12

Orbital Energy Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Not applicable

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

August 22, 2022

Dear Stockholders:

TO BE SUPPLIED

Notice of Annual Meeting of Stockholders

July 21, 2022

To: The Stockholders of Orbital Energy Group, Inc.

We will hold a 2022 Annual Meeting of Stockholders at 9:00 am CST on Thursday, July 21, 2022, at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038 (the “Annual Meeting”) for the following purposes:

1.	Election of eight directors to hold office until the 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022;
3.	Advisory approval of the Company’s executive compensation (Say-on-Pay);
4.	To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the number of shares for issuance by 5,000,000 shares;
5.

To approve the conversion of the Company’s domicile state from Colorado to Texas which conversion shall include changing the corporate name from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc. and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors recommends that you vote FOR the election of each of the directors and Proposals 2, 3, 4 and 5.

These items of business are more fully described in the proxy statement accompanying this notice. The board of directors has fixed the close of business on May 27, 2022, as the Record Date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder during ordinary business hours at the offices of the Company, 1924 Aldine Western, Houston, Texas 77038.

Your vote is especially important. All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Annual Meeting beginning on page 1 of the proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

To assure your representation at the Annual Meeting of Stockholders, we ask that you vote as promptly as possible.

Your stock will be voted in accordance with the instructions you provide in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Annual Meeting.

By Order of the Board of Directors

James F. O’Neil, CEO

Proxy Statement

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Orbital Energy Group, Inc. (the “Company", “we”, “us”, “OEG”) for use at the Annual Meeting of Stockholders to be held at 9:00 am CST on Thursday, July 21, 2022, at the Orbital Energy Group, Inc. offices located at 1924 Aldine Western, Houston, Texas 77038 and for any postponements or adjournments thereof. Please vote your shares of Orbital Energy Group common stock. Your vote at the Annual Meeting is important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Annual Meeting beginning below in this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. The proxy statement and the accompanying materials are being made available to the stockholders on or about June 2, 2022. This solicitation of proxies is made on behalf of our board of directors.

WE URGE YOU TO VOTE AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO ATTEND THE MEETING.  THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.  IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (WHICH WILL BE MADE AVAILABLE TO YOU SEPARATELY) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

General Information about the Annual Meeting

Q: Why am I receiving these materials?

A: Our board of directors has made these materials available to you on the internet or, upon your request, delivered printed proxy materials to you in connection with the solicitation of proxies for use at the Orbital Energy Group Annual Meeting of Stockholders, which will take place at 9:00 am CST on Thursday, July 21, 2022, at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038. As a stockholder, you are invited to attend the Annual Meeting and you are requested to vote on the items of business described in this proxy statement.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation award process of our directors and most highly paid executive officers, a description of an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan to increase the Overall Share Limit by 5,000,000 shares, ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, conversion of the Company’s domicile state from Colorado to Texas, change of the corporate name from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc., corporate governance and information on our board of directors and certain other required information.

Q: Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our 2021 Annual Report on Form 10-K and 10-K/A and our most recent Form 10-Q, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

Q: I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the Annual Report to Stockholders to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces environmental impact as well as our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials and the 2021 Annual Report on Form 10-K and 10-K/A and the most recent Form 10-Q to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials or the 2021 Annual Report on Form 10-K and 10-K/A and the most recent Form 10-Q, stockholders may telephone, write or email us as follows: (832) 467‑1420, Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038; Investors@OrbitalEnergyGroup.com.

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q: How do I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on our website, www.OrbitalEnergyGroup.com and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact on the environment of printing and mailing these materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Is the Annual Meeting going to be webcast?

A: For your convenience, we are pleased to offer a live webcast of our Annual Meeting on the Investor Relations section of our website at www.OrbitalEnergyGroup.com.

Q: Can I participate in the question-and-answer portion of the Annual Meeting without attending the Annual Meeting?

A: No. The live webcast will be only visual and audio; there will be no opportunity to participate in the question-and-answer portion of the Annual Meeting unless you are present at the meeting.

Q: What items of business will be voted on at the 2022 Annual Meeting?

A: The items of business scheduled to be voted on at the Annual Meeting are:

●	Election of eight directors to hold office until the 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
●	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022;
●	Advisory approval of the Company’s executive compensation (Say-on-Pay);
●	To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the number of shares for issuance by 5,000,000 shares;
●

To approve the conversion of the Company’s domicile state from Colorado to Texas which conversion shall include changing the corporate name from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc. and

●	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q: How can I vote my shares in person at the Annual Meeting?

A: Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described herein so that your vote will be counted if you later decide not to attend the meeting.

Q: How shall I sign my name on the proxy card?

A: The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to Orbital Energy Group in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
•	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.
•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Q: How can I vote my shares without attending the Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Q: May I change my vote?

A: You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Orbital Energy Group’s Corporate Secretary at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038 prior to your shares being voted or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Orbital Energy Group or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Orbital Energy Group management.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?

A: The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum. Each share of common stock is entitled to one vote. As of the Record Date for this Annual Meeting, approximately 86,876,540 shares of common stock were outstanding and entitled to vote at the Annual Meeting. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum. Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding. Shares entitled to vote are referred to hereafter as “Voting Shares.”

Q: What shares can I vote?

A: Each share of Orbital Energy Group common stock issued and outstanding as of the close of business on the Record Date for the Annual Meeting is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including: (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee.

Q: How many votes am I entitled to per share?

A: Each holder of shares of common stock is entitled to one vote for each share held as of the Record Date.

Q: What is the Record Date?

A: Record Date, in the context of voting at the Annual Meeting, is the date on which our stock ledger is closed for the purpose of determining which stockholders officially own voting shares in order to be entitled to vote at the Annual Meeting. The Record Date for the 2022 Annual Meeting of Stockholders is May 27, 2022.

Q: How may I vote?

A: Regarding the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

A: Regarding the following proposals, you may vote “FOR” or “AGAINST” or “ABSTAIN”:

●	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022;
●	Advisory approval of the Company’s executive compensation (Say-on-Pay);
●	To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the number of shares for issuance by 5,000,000 shares;
●

To approve the conversion of the Company’s domicile state from Colorado to Texas which conversion shall include changing the corporate name from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc

Q: If I check the box for “ABSTAIN” or “WITHHOLD,” what happens to my vote?

A: If you check the box for “ABSTAIN” or “WITHHOLD,” your vote will not be counted in favor of the matter on which you voted; however, it will be counted for the purpose of determining the presence of a quorum.

Q: What vote is required to approve each item?

A: Election of directors

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the election of each director. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated or the other items to be voted on; however, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” election of the nominee for director.

A: Ratification of Grant Thornton LLP as our independent registered public accounting firm.

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2022. A properly executed proxy marked “ABSTAIN” regarding this issue will not be voted with respect to the item to be voted on; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” these issues.

A: Advisory vote on the approval of the Company’s executive compensation (Say-on-Pay).

While we intend to carefully consider the voting results of this proposal, in accord with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the final vote is advisory in nature, therefore, not binding on us, our board or the Compensation Committee. Our executive compensation will be approved, on an advisory basis, if the votes cast by stockholders in favor of advisory approval exceed those votes cast in opposition of advisory approval.

A: To approve the conversion of the Company’s domicile state from Colorado to Texas.

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required to approve the conversion of the Company’s domicile state from Colorado to Texas. A properly executed proxy marked "WITHHOLD" with respect to this proposal will not be voted with respect to approval of this proposal; however, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” approval of the conversion of the Company’s domicile state from Colorado to Texas.

A: To approve the change of the corporate name from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc.

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required to approve the company name change. A properly executed proxy marked "WITHHOLD" with respect to this proposal will not be voted with respect to approval of this proposal; however, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” approval of the company name change.

A: To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit by 5,000,000 shares.

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit. A properly executed proxy marked "WITHHOLD" with respect to this proposal will not be voted with respect to approval of this proposal; however, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” approval of an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit.

Q: Why am I asked to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000?

A: Nasdaq Stock Market Listing Rule 5635(c) requires shareholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants.

We had two previous equity incentive plans, 2008 Equity Incentive Plan and the Company’s 2009 Equity Incentive Plan (Executive), which have both expired.

Q: What is the purpose of the Orbital Energy Group 2020 Incentive Award Plan and what is in it?

A: Orbital Energy Group is requesting its stockholders to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan (the “Plan”) by increasing the Overall Share Limit from 5,000,000 to 10,000,000 shares of which 1,476,450 have been granted. The Overall Share Limit is the total number of shares reserved and available for grant and issuance pursuant to the Plan. By the terms of the Plan, the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding awards granted under the Plan. This increase will become effective upon stockholder approval.

The purpose of the Orbital Energy Group 2020 Incentive Award Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to Orbital Energy Group by providing these individuals with equity ownership opportunities. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in Orbital Energy Group and providing a means of recognizing their contributions to the success of the Company. Our board of directors and management believe that equity awards are necessary to remain competitive in the Company’s industry and are essential to recruiting and retaining the highly qualified employees who help Orbital Energy Group meet its goals.

Q: What is the effect of the proposal to ratify the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm?

A: Selection of our independent registered public accounting firm is not required to be submitted to a vote of stockholders. The Sarbanes-Oxley Act of 2002 requires the Audit Committee of our board of directors to be responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the board of directors has elected to submit the selection of Grant Thornton LLP as our independent registered public accounting firm to stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, at its discretion, appoint a different independent registered public accounting firm at any time during the year.

Q: What is the reason for and the effect of the proposal to approve the conversion of the Company’s domicile state from Colorado to Texas?

A: The primary reason that the Board has approved and recommended the Conversion is because the corporate executive offices and core of operations are located in Houston, Texas and the corporate laws of the State of Texas are more conducive to our method of operation. The principal effects of the Conversion will be that:

●	The corporate name will change from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc.
●

The affairs of the Company will cease to be governed by the Colorado Corporations and Associations Act (the “CCAA”) and its existing articles of incorporation and bylaws will become subject to the Texas Business Organizations Code (the “TBOC”).

●

The resulting Texas corporation (“Orbital Infrastructure Group, Inc.”) will be the same entity of the Company as currently incorporated in Colorado (“Orbital Energy Group, Inc.”), will possess all of the properties of Orbital Energy Group, Inc., will continue with all of the debts, liabilities and obligations of Orbital Energy Group, Inc. and will continue with the same officers and directors of Orbital Energy Group, Inc. immediately prior to the Conversion, as more fully described below.

●

When the conversion becomes effective, all of the issued and outstanding shares of common stock of Orbital Energy Group, Inc. will be automatically converted into issued and outstanding shares of common stock of Orbital Infrastructure Group, Inc., without any action on the part of our shareholders. The Conversion will have no effect on the trading of our stock on the Nasdaq Capital Market tier of The Nasdaq Stock Market under the new symbol “OIG”. Orbital Infrastructure Group, Inc. will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradeable prior to the Conversion will continue to be freely tradeable as shares of Orbital Infrastructure Group, Inc. common stock, and shares of our common stock that are subject to restrictions prior to the Conversion will continue to be subject to the same restrictions as shares of Orbital Infrastructure Group, Inc. common stock. The Conversion will not change the respective positions of Orbital Energy Group or our shareholders under federal securities laws.

●

Upon effectiveness of the conversion, all of our employee benefit and incentive plans will become Orbital Infrastructure Group, Inc. plans, and each option, restricted stock unit, equity award or other right issued under such plans will automatically be converted into an option, restricted stock unit, equity award or right to purchase or receive the same number of shares of Orbital Infrastructure Group, Inc. common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Conversion. In addition, our employment contracts and other employee benefit arrangements also will be continued by Orbital Infrastructure Group, Inc. upon the same terms and subject to the same conditions in effect at the time of the Conversion.

Q: Is cumulative voting permitted for the election of directors?

A: No. You may not cumulate your votes for the election of directors.

Q: What is cumulative voting?

A: A system of voting in which each voter is given as many votes as there are positions to be filled and allowed to cast those votes for one candidate or distribute them in any way among the candidates.

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than:

●	Election of eight directors to hold office until the 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
●	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022;
●	Advisory approval of the Company’s executive compensation (Say-on-Pay);
●	To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the number of shares for issuance by 5,000,000 shares;
●

To approve the conversion of the Company’s domicile state from Colorado to Texas which conversion shall include changing the corporate name from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc. and

●	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

As described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy, the persons named as proxy will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Many Orbital Energy Group stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held as a stockholder of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Orbital Energy Group. As the stockholder of record, you have the right to grant your voting proxy directly to Orbital Energy Group or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, Orbital Energy Group has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like most of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

If you hold your shares in "street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to non-routine matters to be acted upon which includes Proposals 1, 2, 3, 4, and 5. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: Orbital Energy Group will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Annual Meeting?

A: We intend to announce preliminary voting results at the Annual Meeting and to disclose the vote results on Form 8-K as well as on our website at www.OrbitalEnergyGroup.com as soon as possible after the Annual Meeting.

Proposals to be Considered

PROPOSAL I

Election of Directors

Issued and outstanding shares of our Common Stock are entitled to one vote per share for each Director for a one-year term or until a successor has been elected and qualified or the Director’s earlier resignation or removal. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named. The nominees have consented to serve as director if elected. If any nominee becomes unavailable for election before the Annual Meeting of Stockholders, the board of directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

Information about Director Nominees

Board of Directors Independence

The board of directors has determined that each of the director nominees standing for election has no relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, several of the director nominees standing for election are “independent directors” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market (“Nasdaq”). In determining the independence of our directors, the board of directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the SEC and the Rules of The Nasdaq Stock Market. In determining the independence of our directors, the board of directors considered all transactions in which Orbital Energy Group and any director had any interest, including those discussed below under Related Party Transactions.

Paul D. White Retired from the Board

Paul D. White, has elected to retire from our board of directors when his term expires and will not stand for reelection at the Company’s annual meeting in 2022.

Following is a brief description of the business experiences, ages as of December 31, 2022, and positions and offices with the Company for each of the director nominees.

William J. Clough, Esq. Executive Chairman of the board of directors and Chief Legal Officer of the Company and its wholly owned subsidiaries, age 71. Mr. Clough has served on the board of directors since 2006 and was reelected at the 2021 Annual Meeting of Stockholders to serve a one-year term.

A seasoned executive and entrepreneur, Mr. Clough joined the company’s Board in 2006 and was subsequently appointed chief executive officer in 2008. In his role as CEO, a position he held until 2019 with the appointment of Jim O’Neil, he led the establishment of the company’s Energy division, formed its Energy operations in North America, and guided the company to its largest Energy contract award in its history while concurrently managing the company’s Power & Electro-Mechanical division to greater than average electronics industry growth rates in recent years. As CEO, he directed company’s capital markets strategy, including leading several equity offerings to institutional investors and spearheaded the company’s uplist to the Nasdaq Capital Market in 2012.

Mr. Clough previously founded and operated a multi-state, multi-office law firm for 14 years. He received a Juris Doctorate, Cum Laude, from the University of California’s Hastings College of Law in 1990. He is a former law enforcement officer and U.S. Federal Air Marshal. Mr. Clough serves on the board of directors of privately-held Virtual Power Systems, creator of Software Defined Power®, in which Orbital Energy Group holds a minority equity investment.

James F. O’Neil III, Vice Chairman of the board of directors and Chief Executive Officer of the Company and its wholly owned subsidiaries, age 64. Mr. O’Neil was appointed to the Board of Directors in July 2019 and reelected at the 2021 Annual Meeting of Stockholders to serve a one-year term.

James (Jim) O'Neil joined Orbital Energy Group as vice chairman in July 2019 and was subsequently appointed chief executive officer in October 2019. He is a veteran executive of the power industry and has been instrumental in formulating and is overseeing execution on Orbital Energy Group’s transformation plan that reshapes the company into a diversified energy services platform.

Mr. O’Neil was previously chief operating officer, chief executive officer and president of Quanta Services, Inc. (Quanta) from 2008 to 2016, an infrastructure solutions provider for the electric power, oil and natural gas, telecommunications and renewable industries. During this period, he grew the company into a Fortune 500 enterprise with $7+ billion in annual revenue at its peak through a combination of both organic growth and many strategic acquisitions.

Mr. O’Neil joined Quanta in 1999 and over his tenure was responsible for various initiatives including the company’s growth strategy, internal audit, and merger and acquisition initiatives. He began his career at Halliburton Company in 1980 where he held various positions, lastly as Director, Global Deepwater Development.

Mr. O’Neil holds a B.S. in Civil Engineering from Tulane University.

C. Stephen Cochennet, Director, age 65

Mr. Cochennet was elected to serve as a director at the 2018 Annual Meeting and continues to serve on the board of directors as an independent director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. Mr. Cochennet was reelected at the 2021 Annual Meeting of Stockholders to serve a one-year term.

Mr. Cochennet, as an independent director, serves on the nominating committee along with Messrs. Lambrecht, Addison, Williams, Ms. Thornton and Ms. Tucker. Mr. Cochennet is also a member of our Audit Committee, Compensation Committee and Investment Committee.

Mr. Cochennet has served as CEO/President, of Kansas Resource Development Company, a private oil and gas exploration company since 2011. From 2011 through 2015 he was also the CEO and president of Guardian 8 Corporation. From 2005 to 2010 Mr. Cochennet was the Chairman, President, and Chief Executive Officer of EnerJex Resources, Inc., a publicly traded SEC registered Oil and Gas Company. Prior to joining EnerJex, Mr. Cochennet was President of CSC Group, LLC in which he supported several Fortune 500 corporations, international companies, and natural gas/electric utilities as well as various startup organizations. The services provided included strategic planning, capital formation, corporate development, executive networking and transaction structuring. From 1985 to 2002, he held several executive positions with UtiliCorp United Inc. (Aquila) in Kansas City, Missouri. His responsibilities included finance, administration, operations, human resources, corporate development, natural gas/energy marketing, and managing several new startup operations. Prior to his experience at Aquila Mr. Cochennet served 6 years with the Federal Reserve System managing problem and failed banking institutions primarily within the oil and gas markets.

Mr. Cochennet graduated from the University of Nebraska with a B.A. in Finance and Economics.

Corey A. Lambrecht, Director, age 53

Mr. Lambrecht was elected to serve as a director at the 2007 Annual Meeting of Stockholders and continues to serve on the board of directors as an independent director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. Mr. Lambrecht was reelected at the 2021 Annual Meeting to serve a one-year term.

Mr. Lambrecht, as an independent director, serves on the nominating committee along with Messrs. Cochennet, Addison, Williams, Ms. Thornton and Ms. Tucker. Mr. Lambrecht is also Chairman of our Compensation Committee and Investment Committee and a member of our Audit Committee.

Mr. Lambrecht is a 20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing, and interactive technology services. In addition, Mr. Lambrecht has held public company executive roles with responsibilities including day-to-day business operations, management, raising capital, board of directors' communication and investor relations. Mr. Lambrecht holds a certificate as a Certified Director from the UCLA Anderson Graduate School of Management Accredited Directors program.

Mr. Lambrecht, as an independent director, serves as one of six independent directors on the nominating committee along with Messrs. Cochennet, Williams, Ms. Thornton and Ms. Tucker. Mr. Lambrecht is also Chairman of our Compensation Committee.

Mr. Lambrecht is a director of ORHub, a SaaS company as well as a strategic consultant for American Rebel Holdings, Inc. He served as Director of Sales for Leveraged Marketing Associates, the worldwide leader in licensed brand extension strategies. While Executive Vice President for Smith & Wesson Holding Corporation, he was responsible for Smith & Wesson Licensing, Advanced Technologies and Interactive Marketing divisions. Previously, Mr. Lambrecht served as an independent director of Guardian 8 Holdings. He was the former President of A For Effort, an interactive database marketing company specializing in online content (advergaming) for clients such as the National Hockey League. Mr. Lambrecht's prior experience also includes Pre-IPO founder for Premium Cigars International and VP Sales/Marketing for ProductExpress.com.

Sarah Tucker, Director, age 77

Sarah Tucker was appointed to the Board of Directors in October 2019, and was elected at the 2020 Annual Meeting to serve a one-year term as an Independent Director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. Ms. Tucker was reelected at the 2021 Annual Meeting to serve a one-year term. Ms. Tucker, as an independent director, serves on the nominating committee along with Messrs. Cochennet, Lambrecht, Williams, Addison and Ms. Thornton.

Sarah Tucker is a veteran executive for the business strategy/development, risk management, planning, engineering, procurement and construction of oil and gas projects globally. She has led projects with budgets from $5 million to over $3 billion in refining, petrochemicals, power, and offshore (both shallow and deep-water) for oil and liquified natural gas in Angola, Brazil, China, India, Italy, Korea, Mexico, Nigeria, Oman, Qatar, Spain, the United Kingdom and the United States.

She has served as an operations executive and managing director for major engineering, construction and petrochemical technology companies including Kellogg, KBR, Kellogg-Mitsubishi Development Company, Raytheon Engineers and Constructors, Kvaerner Engineering and Construction of Norway and Silvertech of United Kingdom, a Process Control and High Integrity Safety System Solutions.

Sarah headed the Pollution Prevention Task Force Committee with eight Oil Companies' representatives participating and contributing to the Study for "Refinery Crude Unit Pollution Prevention Project" which is now an American Petroleum Institute DC Publication number 31101.

Over the past several years, she has worked closely with Mexican national oil company PEMEX to establish the country’s first deep water project valued at $14 billion.

According to her personal and professional philosophy, Sarah believes in developing strong relationships and respecting diverse cultures. As part of her philosophy, she led in 1992 a program to author a 51-page report which became the American Petroleum Institute publication, Environmental Design Considerations for Petroleum Refining Crude Processing Units.

Her parallel and subsequent effort with the World Bank was successful in striking a balance between the interests of indigenous people and major oil companies allowing projects to proceed in Africa. The publication became an influential guide for doing business in the developing world.

Paul T. Addison, Director, age 75

Paul T. Addison was appointed to the Board of Directors in June 2021, as an Independent Director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. Mr. Addison was reelected at the 2021 Annual Meeting to serve a one-year term. Mr. Addison, as an independent director, serves as chairman of the Audit Committee and serves on the nominating committee along with Messrs. Cochennet, Lambrecht, Williams, Ms. Thornton and Ms. Tucker.

Paul T. Addison earned a B. A. in political science and economics from Howard University in 1969 and a M.B.A. from Harvard University in 1972.

He began his career as a loan specialist for The Economic Development Administration of the US Department of Commerce in 1972 providing loan assistance for companies that agreed to expand operations in areas of high unemployment before moving to New York in 1974 to join a Chase Manhattan subsidiary as Vice President and Treasurer that provided financing and startup capital for minority small business enterprises (a MESBIC). In 1978, he joined Citibank/Citicorp as a banker in the firm’s energy and utilities department rising to the level of a senior credit officer and Managing Director.

In this capacity, he managed the bank’s significant exposure to a large segment of the gas and electric utility industry. He also provided financial advice to the firm’s clients and on numerous occasions provided testimony before state and federal regulatory commissions. He also developed financing structures which allowed a number of utilities to rate base large nuclear projects without which a number of utilities would have suffered significant losses. This was a particular issue during the last significant construction cycle for the industry.

He also approved and structured a number of large energy project financings for the firm.

Mr. Addison continued his work in the utility industry when he joined Solomon Smith Barney (Citigroup) in 1997 as a Managing Director in the electric and gas utility space until his retirement from the firm in 2002.

Upon retirement from Citigroup, Mr. Addison became an independent director of First Energy Corporation of Akron, Ohio, serving until his mandatory retirement in 2019. In his capacity as independent director, he served as Chair of the Finance Committee, and member of the Audit Committee as a designated financial expert. He was heavily involved in numerous financings over his term on the board and significantly participated in the company’s $4.7 billion acquisition of Allegheny Energy in 2010.

Mr. Addison is also a Trustee of the Maimonides Medical Center in Brooklyn New York, where he resides. Maimonides is the largest nonprofit hospital in Brooklyn with revenues approaching $1.5 billion and serves an extremely diverse population where over 60 languages are spoken. In his capacity as Trustee, Mr. Addison serves as Chair of the Budget and Finance Committee, member of the Legal and Audit Committee, member of the Quality and Safety Committee, and member of the Executive Committee. Mr. Addison also has served as the hospital’s representative on their self-insurance malpractice company, Hospital Insurance Company (HIC). Mr. Addison also served as Chair of the Audit Committee of HIC’s parent, the Federation of Jewish Philanthropies (FOJP), until its dissolution in 2019.

Jerry Sue Thornton, Director, age 74

Dr. Thornton was appointed to the Board of Directors in July 2021, as an Independent Director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market and was reelected at the 2021 Annual Meeting to serve a one-year term. Dr. Thornton, as an independent director, serves on the nominating committee along with Messrs. Cochennet, Lambrecht, Williams, Addison, and Ms. Tucker.

Dr. Jerry Sue Thornton earned her B.A. and M. A. in Communications from Murray State University (Kentucky) and Ph.D. in Higher Education Leadership/Administration from The University of Texas (Austin). She earned a post-doctorate certificate from Harvard University.

Dr. Thornton is President of DreamCatcher Education Consulting providing professional development, coaching and mentoring for newly appointed presidents of colleges. She is President Emeritus of the Cuyahoga Community College District serving from 1992 to 2013 which is headquartered in Cleveland, Ohio. The College serves over 30,000 students on four campuses with a budget over $300 million. She brings over 45 years of experience in leading and managing higher education institutions in Chicago, Minnesota and Ohio with a focus on workforce training and professional education.

She also has extensive corporate board service beginning in 1992 with National City Bank/Corporation, Office Max, American Greetings and Bridgestreet Worldwide, Inc. until those companies had a change of control. She later served on the Boards of American Family Insurance, Applied Industrial Technologies, Inc., Republic Powdered Metals, (RPM, Inc.) and First Energy. She is currently serving on the Boards of Barnes and Noble Education (BNED) and Parkwood LLC (an Ohio financial planning company).

Gaining extensive business experience through her board director services of public and private companies, she has been a member of compensation, nominating and governance and audit committees. From manufacturing through distribution; industrial through commercial; financial through merchandizing and energy, Dr. Thornton has amassed over 29 years of business experience. During that tenure, she has served on Special Committees of the Board of Directors involved in acquisition.

Dr. Thornton brings to the Board of Directors broad leadership and business skills as well as an extensive background in workforce/talent acquisition, development and evaluation/assessment.

La Forrest V. Williams, Director, age 71

Mr. Williams was appointed to the Board of Directors in July 2021, as an Independent Director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market and was reelected at the 2021 Annual Meeting to serve a one-year term. Mr. Williams, as an independent director, serves on the nominating committee along with Messrs. Cochennet, Lambrecht, Addison, Ms. Thornton and Ms. Tucker.

Mr. Williams is a veteran executive of the communications, computer and information assurance business of the Department of Defense and Intelligence community. He served in the civilian Defense Intelligence Senior Executive Service and the United States Air Force senior officer corps as a communication/computer intelligence and information assurance strategist for more than 40 years. His activity in information assurance became a nexus with the vulnerabilities of the energy grid.

His accomplishments include serving as a leader in the original merging of communications and computer systems technology into one management structure for the United States Air Force. His energy focus evolved through his engagement in studying cybersecurity threats to our energy grid during his career at the National Security Agency. Mr. Williams has a history of leadership positions which includes, Chief Information Officer (CIO) of the National Security Agency (NSA), Director of Information Assurance for the U.S. European Command and Director of Legislative Affairs for the National Security Agency. Mr. Williams' experience includes leading a military Communications Group of more than 500 technicians and staff, supporting Nellis Air Force Base Nevada networks. He has installed, managed, upgraded and secured communication cable and space networks worldwide; to include the United States, Europe and South Pacific.

Mr. Williams holds a B.S. degree in Business Administration from San Jose State University and an M.S. Degree in Technology of Management Information Systems from the American University, Washington D.C. He has served at the forefront in the Information Age and was an early leader at NSA in advocating concern about the vulnerability of our nation's energy grid. His advocacy led to the formation of customer assistance teams that he established to advise on the survivability of energy systems of national security concern. He later joined the National War College faculty in 2010 to teach National Security Strategy as a visiting Professor until 2013.

He is a proven results-oriented leader with broad experience as an Air Force Colonel and three years of Board of Director experience with The Government Employees Benefit Association for federal employees. In his spare time, he is a volunteer Docent at the Smithsonian Institute in Washington D.C. and gives tours through the National Museum of American History.

All eight directors are nominated for election to a one-year term on the Board of Directors.

Vote Required

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on this proposal at the Annual Meeting.  Because matters considered “routine” by the applicable regulations, such as ratification of auditors, are under consideration at the Annual Meeting, abstentions and broker non-votes will be counted towards a quorum, but these abstentions, broker non-votes, and any other outstanding shares that are not voted will have the effect of a vote “AGAINST” the proposal.

The Board of Directors recommends that Stockholders vote “FOR” election of the nominees for director named above.

PROPOSAL II

Ratification of the Appointment of Grant Thornton LLP

as the Company’s Independent Registered Public Accounting Firm

for the Year Ending December 31, 2022

The Audit Committee has selected Grant Thornton LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2022. The board is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification at the Annual Meeting.

Representatives of Grant Thornton LLP are expected to be available by teleconference at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm is not required by the Company’s Restated Articles of Incorporation, bylaws or otherwise; however, the board of directors is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will review its future selection of an independent registered public accounting firm considering that vote result. Your ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, does not preclude us from terminating our engagement of Grant Thornton LLP and retaining a new independent registered public accounting firm, if we determine that such an action would be in the best interests of the Company and its stockholders.

Vote Required

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on this proposal at the Annual Meeting.  Because matters considered “routine” by the applicable regulations, such as ratification of auditors, are under consideration at the Annual Meeting, abstentions and broker non-votes will be counted towards a quorum, but these abstentions, broker non-votes, and any other outstanding shares that are not voted will have the effect of a vote “AGAINST” the proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

PROPOSAL III

Advisory Approval of the Company’s Executive Compensation

(Say-on-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC regulations require that, at least once every three years, we provide our stockholders with the opportunity to express their views on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. We held this vote, which is often referred to as the Say-on-Pay vote, at our annual meeting of stockholders held in 2019. At the meeting, our stockholders voted to hold the frequency of our Say-on-Pay vote on an annual basis. Our board of directors agreed to support the stockholder decision; therefore, the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote of frequency of stockholder votes on the compensation of our named executive officers. Such Say-on-Frequency vote must occur no later than the annual or other meetings of stockholders held in the sixth calendar year after the immediately preceding Say-on-Frequency vote which was the 2019 Annual Meeting of Stockholders. The Company could hold a Say-on-Frequency vote more frequently than every six years if it elects to do so.

The compensation of our named executive officers for the past three fiscal years is set forth in the Elements of Executive Compensation Section. The Compensation Discussion and Analysis, or CD&A Section, describes our executive compensation policies and practices and analyzes the compensation received by our named executive officers in fiscal year 2021. As described in the CD&A, our executive compensation philosophy is to reward performance and motivate collective achievement of strategic objectives that will contribute to our company’s success. Our board of directors believes the compensation programs for our named executive officers effectively meet the primary objectives of attracting and retaining highly qualified executives, motivating our executives to achieve our business objectives, rewarding our executives appropriately for their individual and collective contributions and aligning our executives’ interests with the long-term interests of our stockholders, and our board believes our programs are reasonable when compared to compensation at similar companies.

The vote on this resolution is not intended to address any specific element of executive compensation. Instead, the vote relates to the executive compensation of our named executive officers, as set forth in this proxy statement pursuant to the rules of the SEC. This vote provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers, but is advisory and not binding on our company or our board of directors.

This vote will not be binding on the board of directors or the Compensation Committee and may not be construed as overruling a decision by the board or the Compensation Committee or create or imply any additional fiduciary duty on the board. It will also not affect any compensation paid or awarded to any executive. The approval or disapproval of this proposal by stockholders will not require the board of directors or the Compensation Committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s executive officers and on whether, and if so, how to address shareholder disapproval remains with the board and the Compensation Committee. Although the Say-on-Pay resolution is non-binding, the board of directors will review and consider the voting results when making future executive compensation decisions.

The board of directors welcomes and invites stockholder opinions, comments and recommendations relating to executive compensation and will consider all stockholder comments when making executive compensation awards. Stockholders may communicate with the board of directors by writing to the Company at Orbital Energy Group, 1924 Aldine Western, Houston, Texas 77038 or phone (832) 467‑1420. Stockholders who would like their submission directed to a member of the board may so specify and the communication will be forwarded as appropriate.

Vote Required

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on this proposal at the Annual Meeting.  Because matters considered “routine” by the applicable regulations, such as ratification of auditors, are under consideration at the Annual Meeting, abstentions and broker non-votes will be counted towards a quorum, but these abstentions, broker non-votes, and any other outstanding shares that are not voted will have the effect of a vote “AGAINST” the proposal.

The Board of Directors recommends a vote “FOR” Advisory Approval of the Company’s Executive Compensation (Say-on-Pay) as disclosed in the compensation tables in the Proxy Statement.

PROPOSAL IV

To Approve an Amendment to Paragraph 11.27 of the

Orbital Energy Group 2020 Incentive Award Plan

by Increasing the Overall Share Limit by 5,000,000 Shares

In this Proposal, Orbital Energy Group is requesting its stockholders to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan (the “Plan”) by increasing the Overall Share Limit from 5,000,000 to 10,000,000 shares. The Overall Share Limit is the total number of shares reserved and available for grant and issuance pursuant to the Plan, as adopted by the Stockholders. Currently, the Overall Share Limit is five million (5,000,000) shares of which equity awards for 1,547,941 shares have been granted. By the terms of the Plan, the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding awards granted under the Plan. This increase will become effective upon stockholder approval.

A Brief Description of the Plan

The purpose of the Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to Orbital Energy Group by providing these individuals with equity ownership opportunities. We believe that the Plan is essential to the Company’s success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of Orbital Energy Group. Our board of directors and management believe that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help Orbital Energy Group meet its goals.

The Plan Share Limit

In determining whether to approve the amendment to paragraph 11.27 of the Plan by increasing the Overall Share Limit by 5,000,000 shares, our board of directors considered, among other factors, the following:

•	Both of our prior equity incentive plans have expired.

•

Share Limit means the total number of shares reserved and available for grant and issuance pursuant to this Plan. As of the date of the proxy statement, the Share Limit is five million (5,000,000) shares of which equity awards for 1,547,941 shares have been granted. By the terms of the Plan, the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

•	Share Limit may not be increased without stockholder approval.
•

A primary purpose of the Share Reserve under the Plan is to provide Orbital Energy Group with appropriate capacity to issue equity compensation in anticipation of future acquisitions. In determining the size of the Share Reserve under the Plan, our board of directors will consider the substantial changes to the capitalization structure of the Company that has occurred as a result of completed acquisitions as well as future anticipated acquisitions.

•

Orbital Energy Group expects the proposed aggregate Share Reserve under the Plan to provide enough shares for awards for at least the next year, assuming we continue to grant awards consistent with our current practices, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and future circumstances, which may require Orbital Energy Group to change its current equity grant practices. Orbital Energy Group cannot predict its future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Plan could last for a shorter or longer time.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to Orbital Energy Group’s ability to continue to attract and retain employees in the extremely competitive labor markets in which it competes, our board of directors believes it has approved a recommendation for the stockholders to approve an amendment to paragraph 11.27 of the Plan by increasing the Overall Share Limit by 5,000,000 shares that is reasonable and appropriate at this time. The Orbital Energy Group board of directors does not intend to create a subcommittee to evaluate the risk and benefits for issuing shares under the Plan.

A copy of paragraph 11.27 of the Plan is attached to this proxy statement as Annex A.

Vote Required

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on this proposal at the Annual Meeting.  Because matters considered “routine” by the applicable regulations, such as ratification of auditors, are under consideration at the Annual Meeting, abstentions and broker non-votes will be counted towards a quorum, but these abstentions, broker non-votes, and any other outstanding shares that are not voted will have the effect of a vote “AGAINST” the proposal.

The Board of Directors recommends a vote “FOR” approval of an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit by 5,000,000 shares.

Summary of the Orbital Energy Group 2020 Incentive Award Plan

This section summarizes certain principal features of the Orbital Energy Group 2020 Incentive Award Plan (the “Plan”).

Eligibility and Administration

Orbital Energy Group’s employees, consultants and directors, and employees and consultants of Orbital Energy Group’s subsidiaries, will be eligible to receive awards under the Plan.

The Plan is administered by the Orbital Energy Group board of directors, which may delegate its duties and responsibilities to one or more committees of Orbital Energy Group’s directors and/or officers referred to collectively as the plan administrator, subject to limitations imposed under the Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreement and to adopt, amend and repeal rules for the administration of the Plan as it deems advisable. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the Plan, including vesting provisions, subject to the conditions and limitations in the Plan.

Lapsed or Terminated Shares

If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will not become or again be available for Award grants under the Plan.

Awards

The Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, dividend equivalents, restricted stock units (“RSUs”) and other stock or cash-based awards. Certain awards under the Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code. All awards under the Plan will be set forth in the award agreement, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post termination exercise limitations. All Awards shall be subject to a minimum vesting of one year from the Grant Date.

Certain Transactions

In connection with certain corporate transactions and events affecting the common stock of Orbital Energy Group, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the Plan.

Provisions of the Plan Relating to Director Compensation

The Plan provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the Plan’s limitations. The plan administrator will from time to time determine the terms, conditions and amounts of all non-employee director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that, the sum of any cash compensation or other compensation and the grant date fair value of any equity awards granted under the Plan as compensation for services as a non-employee director during any fiscal year may not exceed $250,000 per year of a non-employee director’s service as a non-employee director. The non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving the non-employee Director.

Plan Amendment and Termination

The Orbital Energy Group board of directors may amend or terminate the Plan at any time; however, an amendment that increases the number of shares available under the Plan requires stockholder approval. The Plan will remain in effect until the fifth anniversary of the date the Orbital Energy Group board of directors adopted the Plan, unless earlier terminated by the board of directors.

Foreign Participants and Transferability

The plan administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. Except as the plan administrator may determine or provide in an award agreement, awards under the Plan are generally non-transferrable, except by will or the laws of descent and distribution or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the Plan, and exercise price obligations arising in connection with the exercise of stock options under the Plan, the plan administrator may, in its discretion, accept cash, wire transfer or check, shares of common stock of Orbital Energy Group that meet specified conditions, a promissory note, a “market sell order,” such other consideration as the plan administrator deems suitable or any combination of the foregoing.

Internal Revenue Code

Income Tax Effects for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 2020 Incentive Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an NSO). As described herein, Code Section 162(m) may limit the deductibility of awards granted under the 2020 Incentive Plan.

Internal Revenue Code Section 162(m) Considerations. Code Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company's principal executive officer and each of the other three most highly compensated officers (other than the principal financial officer) ("Covered Employees") in any one fiscal year. Stock options and stock appreciation rights are exempt from this limitation if (a) the exercise price is at least 100% of the fair market value of the underlying stock on the date the option or stock appreciate right is granted and (b) the plan under which the options are granted is approved by the shareholders and contains a limit on the number of options or stock appreciation rights granted to any' one individual under the plan during a specific period. Various other rules apply with regard to compensation committee independence and the procedures that must be followed by the committee in connection with performance-based awards that may be fully deducted under Code Section 162(m). Among other requirements, stock awards such as restricted stock and stock units, and performance cash awards such that vest contingent upon the achievement of performance goals, the material terms of which have been approved by the shareholders, in order to be exempt from this limitation. The 2020 Incentive Plan includes certain fiscal year limits, as described above, on the number of shares or total dollars that may be granted to an individual under options, stock appreciation rights, restricted stock, stock units and performance-based cash awards in order to comply with the Code Section 162(m) requirements. The above description is subject to proposed changes in Section 162(m) that would eliminate the exception from the general rule for performance-based compensation. If that proposed statutory' change is enacted, we would not expect to be able to deduct compensation in excess of $1 million paid during a single year to a Covered Employee.

Internal Revenue Code Section 409A. Code Section 409A governs that the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Code Section 409A generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owned plus possible penalties and interest. The types of arrangements covered by Code Section 409A are broad and may apply to certain awards available under the 2020 Incentive Plan (such as stock units). The intent is for the 2020 Incentive Plan, including any awards available thereunder, to comply with the requirements of Code 409A to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specific employees may be delayed to the seventh month after such employee's separation from service.

Securities Laws

The Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

PROPOSAL V

To Approve the Conversion of the Company's Domicile State

from Colorado to Texas, Which Conversion Shall Include

Changing the Corporate Name

from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc.

For the reasons discussed below, the Board has unanimously approved and declared it is advisable and in the best interests of Orbital Energy Group, Inc. and its shareholders to convert the domicile state of Orbital Energy Group, Inc. from the State of Colorado to the State of Texas (the “Conversion”), which includes adopting a new Texas Certificate of Formation (the “Texas Certificate”) and bylaws (the “Texas Bylaws”).

Summary

The principal effects of the Conversion will be that:

●

The corporate name will change from Orbital Energy Group, Inc. (the "Colorado Entity") to Orbital Infrastructure Group, Inc. (the "Texas Entity") AND the par value of our common stock will change from $0.001 to $0.0001.

●

The affairs of the Colorado Entity will cease to be governed by the Colorado Corporations and Associations Act (the “CCAA”) and its existing articles of incorporation and bylaws (the “Colorado Articles” and the “Colorado Bylaws," respectively) and will become subject to the Texas Business Organizations Code (the “TBOC”).

●

The Texas Entity (the resulting Texas corporation) will be the same entity as the Colorado Entity (currently incorporated in Colorado), will possess all of the properties, rights and privileges of the Colorado Entity, will continue with all of the debts, liabilities and obligations of the Colorado Entity and will continue with the same officers and directors of the Colorado Entity immediately prior to the Conversion, as more fully described below.

●

When the Conversion becomes effective, all of the issued and outstanding shares of common stock of the Colorado Entity will be automatically converted into issued and outstanding shares of common stock of the Texas Entity, without any further action on the part of our shareholders. The Conversion will have no effect on the trading of our stock on the Nasdaq Capital Market tier of The Nasdaq Stock Market under the new symbol “OIG.” The Texas Entity will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the Securities and Exchange Commission (the “SEC”). Shares of our common stock that are freely tradeable prior to the Conversion will continue to be freely tradeable as shares of the Texas Entity common stock, and shares of our common stock that are subject to restrictions prior to the Conversion will continue to be subject to the same restrictions as shares of the Texas Entity common stock. The Conversion will not change the respective status of the Colorado Entity or our shareholders under federal securities laws.

●

Upon effectiveness of the Conversion, all of our employee benefit and incentive plans will become plans of the Texas Entity, and each option, restricted stock unit, equity award or other right issued under such plans will automatically be converted into an option, restricted stock unit, equity award or right to purchase or receive the same number of shares of the Texas Entity common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Conversion. In addition, our employment contracts and other employee benefit arrangements also will be continued by the Texas Entity upon the same terms and subject to the same conditions in effect at the time of the Conversion.

Reasons for the Conversion

The primary reason for the Conversion is that the corporate executive offices and core of operations are located in Houston, Texas[, the Colorado Entity has no present nexus within the State of Colorado] and the corporate laws of the State of Texas are more developed. As a result of the corporate tax structure and reasonable annual franchise fee (or “margin” tax) of Texas, many major corporations have incorporated in Texas or have changed their corporate domiciles to Texas in a manner similar to the Conversion. The Texas judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the corporate laws of Texas, thus providing clarity and predictability with respect to corporate legal and governance affairs.  The Board believes any benefits provided to the Texas Entity by Texas law directly benefit our shareholders.

The Board is not proposing the Conversion to prevent a change in control of the Colorado Entity and is not aware of any present attempt by any person to acquire control of the Colorado Entity or to obtain representation on the Board.

Plan of Conversion and Adoption of Texas Certificate of Formation and Bylaws

To accomplish the Conversion, the Board has adopted a plan of conversion substantially in the form appended to this proxy statement as Annex B (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Texas corporation and will thereafter be subject to all of the provisions of the TBOC, the Texas Certificate and the Texas Bylaws.

Assuming that our shareholders approve this proposal, we will cause the Conversion to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Colorado a Statement of Conversion substantially in the form appended to this proxy statement as Annex C (the “Colorado Statement of Conversion”) and will file with the Secretary of State of the State of Texas (i) a Certificate of Conversion substantially in the form appended to this proxy statement as Annex D (the “Texas Certificate of Conversion”); and (ii) the Texas Certificate, which will govern the Texas  Entity as a Texas corporation, substantially in the form appended to this proxy statement as Annex E. In addition, assuming that our shareholders approve this proposal, the Board has adopted the Texas Bylaws, substantially in the form appended to this proxy statement as Annex F, and we will enter into a new indemnification agreement with each director and executive officer of the Texas Entity based upon provisions of the TBOC, substantially in the form appended to this proxy statement as Annex G (the “Texas Indemnification Agreement”). Approval of this proposal by our shareholders will constitute approval of the Plan of Conversion, the Colorado Statement of Conversion, the Texas Certificate of Conversion, the Texas Certificate, the Texas Bylaws and the Texas Indemnification Agreement. Shareholders should also note that approval of the Conversion will also constitute approval of the Colorado Entity’s equity and other employee benefit and incentive plans continuing as plans of the Texas Entity.

Notwithstanding the foregoing, the Conversion may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Conversion, whether before or after approval by our shareholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Colorado Entity and our shareholders. If the Conversion is approved by our shareholders, the Conversion would become effective upon the filing (and acceptance thereof by the Secretary of State of Colorado and the Secretary of State of Texas, as applicable) of the Colorado Statement of Conversion, the Texas Certificate of Conversion and the Texas Certificate.

No Change in Business, Management or Board Members

The Conversion will not (i) result in any change in the Colorado Entity’s business, management, employees, fiscal year, assets, liabilities or federal tax identification number; (ii) cause the principal executive offices or other facilities of the Colorado Entity to be moved; or (iii) result in any relocation of management or other employees. The mailing address of the principal offices and the telephone number of the Texas Entity will be the same as the Colorado Entity’s current address and telephone number.

The individuals serving as directors of the Colorado Entity as of immediately prior to the Conversion will continue to be the directors of the Texas Entity immediately following the Conversion, and will continue to serve for their respective terms. The individuals serving as executive officers of the Colorado Entity as of immediately prior to the Conversion will continue to serve as executive officers of the Texas Entity as of immediately following the Conversion, without a change in their title or responsibilities. In addition, the Conversion will not affect any of the Colorado Entity’s contracts with third parties. However, the Texas Entity will be deemed to be the Colorado Entity’s successor with respect to the Colorado Entity’s current contracts and agreements and will succeed to all of the Colorado Entity’s rights and obligations under these contracts and agreements.

Immediately following the Conversion, the Texas Entity Common Stock will continue to be traded on the Nasdaq Capital Market, but under the new ticker “OIG.”

Federal Income Tax Consequences of the Conversion

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. The discussion does not deal with all of the tax considerations that may be relevant to particular shareholders, such as shareholders who are dealers in securities, foreign persons, tax exempt entities or shareholders who received their stock in the Colorado Entity in connection with stock option or stock purchase plans or in other compensatory transactions. In addition, this discussion does not address any state, local or foreign tax considerations nor does it address any federal estate, gift, employment, excise or other non-income tax considerations. This discussion also does not address the tax consequences of transactions effected prior to or after the Conversion (whether or not such transactions are in connection with the Conversion) including, without limitation, the exercise of options, warrants or similar rights to purchase the Colorado Entity’s stock. The following discussion is based upon provisions of the Internal Revenue Code (the “Code”), regulations, administrative rulings and judicial decisions presently in effect, all of which are subject to change (possibly with retroactive effect) or to different interpretations. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Conversion, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Conversion provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Code. Assuming the Conversion qualifies as a tax-free reorganization, no gain or loss should be recognized to the holders of our capital stock as a result of consummation of the Conversion. Shareholders should have the same basis in the Texas Entity common stock received pursuant to the Conversion as they had in the shares of the Colorado Entity common stock held immediately prior to the time the Conversion is consummated. The holding period with respect to the Texas Entity common stock should include the period during which corresponding shares of the Colorado Entity common stock were held, provided the latter was held as a capital asset at the time of consummation of the Conversion.

Accounting Treatment

We expect that the Conversion will have no effect from an accounting perspective because there is no change in the entity as a result of the Conversion. As such, the financial statements of the Colorado Entity previously filed with the SEC will remain the financial statements of the Texas Entity following the Conversion.

Dissenters’ Rights

Under the Colorado Business Corporation Act, as amended (the “CBCA”) and the CCAA, shareholders are not entitled to dissenters’ rights in connection with a Conversion if the shares held by the shareholder are listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or if the common stock of the company are held of record by more than two thousand shareholders.  Because the Colorado Entity’s common stock is currently listed on the Nasdaq Global Market, shareholders will therefore not be entitled to dissenters’ rights in connection with the Conversion.

Comparison of Shareholder Rights Before and After the Conversion

Although the Texas Certificate and the Texas Bylaws are substantially similar to provisions from the current Colorado Articles and the Colorado Bylaws, they also include certain provisions that are different from the provisions contained in the Colorado Articles and the Colorado Bylaws. The following discussion briefly summarizes some of the changes resulting from the Conversion and the significant differences between the CBCA, CCAA and the Colorado Articles and the Colorado Bylaws and the TBOC, the Texas Certificate and the Texas Bylaws.

Authorized Capital Stock
Colorado	Texas

The Colorado Articles authorize 335,000,000 shares of capital stock, par value $0.001 per share, comprised of 325,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of immediately prior to the Conversion, approximately 95,948,031 shares of the Colorado Entity Common Stock and no shares of preferred stock of the Colorado Entity will be outstanding.

Other than changing the par value from $0.001 to $0.0001 and the corporate name from the Colorado Entity to the Texas Entity, there are no changes. The number of outstanding shares will not change.

Blank Check Preferred
Colorado	Texas

Under the CCAA, if the articles of incorporation so provide, a corporation may issue one or more classes of stock or one or more series of stock within any class, with such preferences, limitations and relative rights as determined by the board of directors without shareholder approval (“Blank Check Preferred Stock”).

The Colorado Articles authorize 10,000,000 shares of preferred stock. As of immediately prior to the conversion, the authorized preferred stock will constitute undesignated Blank Check Preferred Stock.

The Texas Entity will authorize 10,000,000 shares of undesignated Blank Check Preferred Stock. The TBOC provides authority similar to the CCAA.

Business Combinations Statute
Colorado	Texas

The board of directors must recommend the plan of conversion, plan of merger, or plan of exchange to the shareholders unless the board of directors determines that, because of conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the plan and the shareholders entitled to vote on the plan of conversion, plan of merger, or plan of exchange must approve the plan. CCAA 7-111-103

Under Texas law, any merger with a third party requires approval by 2/3 of the outstanding shares of the Texas corporation unless a different threshold, not less than a majority, is specified in the certificate of formation. TBOC Section 21.954(a)

The proposed Texas Certificate modifies the statutory vote requirement and requires the approval of such transactions by affirmative vote of the holders of only a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote required shall be the affirmative vote of the holders of a majority of the outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon.

Sales, Leases, Exchanges or Other Dispositions
Colorado	Texas

A corporation may, as authorized by its bylaws or by the board of directors sell, lease, exchange, or otherwise dispose of any or all of its property whether or not in the usual and regular course of business with approval by the shareholders of the transaction. CCAA 7-112-101.

Generally, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least 2/3 of the outstanding shares of the corporation entitled to vote. No such approval is required, however, if the transaction is made in the usual and regular course of the corporation’s business. Under Texas law, the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed to be in the usual and regular course of its business.

The proposed Texas Certificate overrides the default statutory vote requirement and requires the approval of such transactions by affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon.

Shareholder Consent to Action Without a Meeting
Colorado	Texas

The CCAA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing. The CCAA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.

Under Texas law, the certificate of formation may authorize the owners or members of the entity to take action without holding a meeting, providing notice, or taking a vote if owners or members of the entity having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes, sign a written consent or consents stating the action taken.

The proposed Texas Certificate allows action by one or more written consents if such consent or consents are signed by the holders having not less than the minimum number of votes that would be necessary to take such action, as described above.

Such action must include the date each shareholder signed the consent and the date of signing of the latest dated consent satisfying the minimum number of shareholders necessary to approve the action that is the subject of the consent. The described must not be later than the 60th day after the date of the signing of the earliest dated consent of the shareholders signing the consent. If a consent does not contain the date that a shareholder, the date that date that the shareholder signed the consent is considered to be the date that the consent is received by the filing entity. The entity shall promptly notify shareholder who did not sign a consent described above of the action that is the subject of the consent.

Special Meetings of Shareholders
Colorado	Texas

Under the CCAA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting. The Colorado Bylaws provide that a special meeting of the Colorado Entity’s shareholders may be called by the Board, by the Colorado Entity’s Chief Executive Officer or at the request of the holders of not less than 10% of the shares of the Colorado Entity Common Stock entitled to vote at the special meeting.

Under Texas law, shareholders are guaranteed the right to call special meetings. Unless otherwise specified in the corporation’s certificate of formation, holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special shareholders’ meeting. The certificate of formation may allow for special meetings to be called by a number of shares greater than or less than 10%, but it may not set the required number of shares above 50%. The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special shareholders’ meetings.

The proposed Texas Certificate and the Texas Bylaws require 35% of all of the shares entitled to vote at the proposed meeting to call a special shareholders meeting.

Anti-Takeover Statutes
Colorado	Texas

The CCAA does not contain provisions designed to deter takeovers of public companies, such as a “fair price” statute, “business combination” statute, “control share acquisition” statute or “cash-out” statute. However, a company’s articles of incorporation may include such provisions.

The Colorado Articles are silent on this issue

The TBOC is silent on this issue.[1]

Procedure for Filling Vacant Directorships
Colorado	Texas

Unless otherwise provided in the articles of incorporation, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors:

(a) The shareholders may fill the vacancy;

(b) The board of directors may fill the vacancy; or

(c) If the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

CCAA 7-108-110.

Under Texas law, any vacancy occurring in the board of directors may, unless otherwise authorized by a corporation’s certificate of formation, fill a vacancy or a newly created vacancy in a director position only: (i) by the affirmative vote of the majority of the directors then in office, even if less than a quorum, (ii) by the sole remaining director, or (iii) by the affirmative vote of the shareholders.

A directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

The proposed Texas Bylaws require the affirmative vote of the majority of directors then in office, even if less than a quorum, to fill any vacancy in the board of directors.

Proxy
Colorado	Texas

A shareholder may vote the shareholder’s shares in person or by proxy by signing an appointment form, either personally or by the shareholder’s attorney-in-fact or by an electronic transmission to the person who will be the holder of the proxy. CCAA 7-107-203.

Under Texas law, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is only valid for 11 months from its date unless otherwise provided in the proxy.

Charter/Articles Amendments
Colorado	Texas

Under the CCAA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

The Colorado Articles provide that the Colorado Entity reserves the right to amend or repeal any provision contained in the Colorado Articles in any manner permitted under the CCAA. Under the Colorado Articles all rights and powers conferred upon directors and shareholders are granted subject to the reservation.

Under Texas law, an amendment to the certificate of formation requires the approval of the holders of at least 2/3 of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the Texas Certificate.

The proposed Texas Certificate alters the default statutory approval requirements and requires an amendment to the certificate of formation to be approved by holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote required shall be the affirmative vote of the holders of a majority of the outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon.

Bylaw Amendments
Colorado	Texas

Under the CCAA, shareholders may amend the corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation or bylaws, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

The Colorado Bylaws provide that the Colorado Bylaws may at any time and from time to time be amended, supplemented, or repealed by the Board or the shareholders

Generally, under Texas law, the board of directors may amend, repeal or adopt a corporation’s bylaws. However, a corporation’s certificate of formation may reserve this power exclusively to a majority of the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw. Texas case law permits the corporation to increase the required threshold of shareholders necessary to amend the Texas Bylaws.

The proposed Texas Certificate allows amendments to the Texas Bylaws by the vote of at least 2/3 of the members of the board of directors or by 2/3 of the holders of the outstanding shares entitled to vote, provided that any amendment to the Bylaw Anti-takeover Provisions requires approval by either (i) a majority of the continuing and unaffiliated directors and holders of a majority of the Texas Entity’s outstanding shares; or (ii) a majority of all of the Texas Entity’s directors and holders of at least 66 and 2/3% of the Texas Entity’s outstanding shares not held by the “affiliated shareholder.”

Removal of Director
Colorado	Texas

Under the CCAA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

The Colorado Articles do not prohibit shareholders from removing a director without cause. The Colorado Bylaws provide that shareholders may remove directors from office with or without cause at a shareholder meeting duly called for such purpose, only if the number of votes cast in favor of removal exceeds the number of votes cast against such removal.

Under Texas law, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the shareholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors.

If the corporation’s directors serve staggered terms, a director may not be removed, except for cause unless the certificate of formation provides otherwise.

The proposed Texas Bylaws are consistent with the TBOC regarding mechanics for removal of directors.

Number of Directors
Colorado	Texas

Under the CCAA, the number of directors must be specified in the corporation’s bylaws.

The Colorado Articles provide that the number of directors may be stated in or fixed in accordance with the Colorado Bylaws. The Colorado Bylaws provide that the number of directors of the Colorado Entity shall be fixed from time to time by the Board, but no decrease shall have the effect of shortening the term of any incumbent director.

The TBOC provides that, after specifying the initial number of directors in the certificate of formation, the number of directors will be set by or in the manner provided in the certificate of formation or the bylaws.

The proposed Texas Bylaws provide that the size of the board will be determined by the board of directors.

Director Term of Office
Colorado	Texas

The CCAA permits (but does not require) classifications of a corporation’s board of directors.

The Colorado Bylaws provide that the Colorado Entity's directors be elected annually. All directors hold office until the next annual meeting of shareholders following their election or until their successors are elected and qualified, or until their earlier death, resignation or removal.

The TBOC does not specify a term of office for the directors; however, the proposed Texas Bylaws provide that the number of directors of the corporation shall be set from time to time by resolution of the Board of Directors, but in no instance shall there be less than one director. Each director shall hold office until the next annual meeting of shareholders or until his or her successor shall have been elected and qualified. Directors need not be residents of the State of Texas or shareholders of the corporation.

Board of Directors Vacancies
Colorado	Texas

Under the CCAA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

The Colorado Articles do not alter the procedures specified in the CCAA. The Colorado Bylaws provide that any vacancy on the Board may be filled by a majority of the remaining directors in office or by the shareholders at the next annual meeting or at a special meeting called for that purpose.

The TBOC does not specify a procedure to fill a vacancy on the Board of Directors; however, the proposed Texas Bylaws provide that any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the shareholders or the Board of Directors. If the directors remaining in office constitute less than a quorum of the Board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

Cumulative Voting; Vote Required for the Election of Directors
Colorado	Texas

Under the CCAA, shareholders have the right to cumulate their votes in the election of directors unless otherwise provided in the articles of incorporation. In addition, the CCAA provides that, absent a provision to the contrary in a corporation’s articles of incorporation, the election of directors will be by a plurality vote of the shareholders entitled to vote.

The Colorado Articles expressly prohibit cumulative voting for the election of directors. The Colorado Articles do not alter the default plurality voting standard for the election of directors and the Colorado Bylaws specifically adopt a plurality voting standard for the election of the Colorado Entity’s directors.

The TBOC provides that a shareholder does not have the right to cumulate the shareholder's vote in the election of directors, unless expressly authorized by a corporation’s certificate of formation. The proposed Texas Certificate does not authorize cumulative voting and instead expressly prohibits cumulative voting.

Shareholders Rights to Examine Books and Records
Colorado	Texas

Under the CCAA, any record or beneficial shareholder of a corporation may, upon five days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of the board of directors of the corporation, if the shareholder either (i) has been a shareholder for at least three months; or (ii) is a holder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Neither the Colorado Articles nor the Colorado Bylaws contains a provision regarding examination rights.

Under Texas law, a shareholder may, upon written demand stating a proper purpose, inspect the books and records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

Dividends, Distributions and Repurchases of Shares
Colorado	Texas

Unlike the Delaware General Corporate Law ("DGCL"), the CCAA does not utilize the concept of par value of shares or contain statutory definitions of capital, surplus and the like. The CCAA permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The Colorado Articles permit the Board to declare and pay dividends upon the Colorado Entity Common Stock out of any funds legally available therefor at such times and in such amounts as the Board shall determine, subject to preferential dividend rights, if any, of the holders of the Colorado Entity's preferred stock.

Under Texas law, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under Texas law, a corporation may not make a distribution if such distribution violates its certificate of formation or, unless the corporation is in receivership, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation.

The proposed Texas Bylaws provide that dividends may be declared as provided by law.

Stock Redemption and Repurchase
Colorado	Texas

The CCAA permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The Colorado Articles permit the Board to declare and pay dividends upon the Colorado Entity Common Stock out of any funds legally available therefor at such times and in such amounts as the Board shall determine, subject to preferential dividend rights, if any, of the holders of the Colorado Entity’s preferred stock.

As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, any such purchase or redemption is subject to the restrictions on distributions discussed above.

Transactions with Officers and Directors
Colorado	Texas

The CCAA contains a provision regarding interested transactions between a corporation and its directors (and not officers of a corporation).

Neither the Colorado Articles nor the Colorado Bylaws modify the CCAA provisions with respect to transactions with directors.

The TBOC is silent on this issue; however, Texas case law imposes fiduciary duties where officers and directors have a duty of loyalty and such officers and directors may not usurp corporate opportunities. Moreover, the Texas Entity’s Code of Ethics provides: our Insiders and their Family Members must not profit, directly or indirectly, due to their position in the Texas Entity to the detriment, or at the expense, of the Texas Entity or any business associate. No insider shall take for his or her own advantage any corporate opportunity for profit, which he or she learns about in his or her position with the Texas Entity.

Limitation of Liability of Directors
Colorado	Texas

The CCAA permits a corporation to include a provision in its articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty in certain cases. Under the CCAA, a provision eliminating the liability of a director to the corporation or its shareholders for monetary liability for breach of the director’s fiduciary duty in certain cases must be contained in the corporation’s articles of incorporation. In addition, a director may not be exculpated from liability: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) arising from transactions relating to certain unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit.

The Colorado Articles exculpates directors of the Colorado Entity from personal liability for all monetary damages for breach of fiduciary duty as a director to the fullest extent allowed under the CCAA, except that the Colorado Articles do not eliminate or limit the liability of the Colorado Entity’s directors for monetary damages otherwise existing for: (i) any breach of the director’s duty of loyalty to the Colorado Entity’s or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) certain acts specified in the CCAA relating to any unlawful distribution; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit.

Texas law permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director’s duties.

Texas law does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director obtains an improper benefit; or (iv) a violation of applicable statutes which expressly provide for the liability of a director.

The proposed Texas Certificate eliminates the monetary liability of a director to the fullest extent permitted by applicable law.

Indemnification of Directors and Officers
Colorado	Texas

The CCAA provisions regarding indemnification rights are substantially similar to the provisions contained in the DGCL, except as noted below.

In addition to the limitations of the DGCL, the CCAA prohibits a corporation from indemnifying a director, officer, employee or agent of a corporation (each, an “Indemnitee”) adjudged liable of receiving an improper personal benefit.

The CCAA also allows a corporation to indemnify an Indemnitee who is not a director to a greater extent than specified in the CCAA, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the CCAA.

The CCAA requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholders meeting after making such payments.

Under the CCAA, the specified “Standard of Conduct” requires that an Indemnitee acted (i) in good faith; (ii) in a manner the Indemnitee reasonably believed to be, in the case of conduct in the Indemnitee’s official capacity, in the best interests of the corporation, and, for all other conduct, at least not opposed to the best interests of the corporation; and (iii) with respect to any criminal action or proceeding, with no reasonable cause to believe the Indemnitee’s conduct was unlawful.

The Colorado Articles require the Colorado Entity to indemnify any person who is or was a director of the Colorado Entity to the fullest extent allowed by the laws of Colorado, or while serving as a director or officer, also served at the request of the Colorado Entity as a director, officer, partner, trustee, employee, fiduciary or agent of another entity or employee benefit plan. The Colorado Articles also require the Colorado Entity to indemnify any person who is or was an officer, employee or agent of the Colorado Entity to the fullest extent allowed by the laws of Colorado or to a greater extent if consistent with law and if provided in the Colorado Bylaws, by resolution of the Colorado Entity’s shareholders or directors or in a contract.

Additionally, the Colorado Bylaws provide that the Colorado Entity may indemnify a director, officer or agent or former director, officer or agent against liability in the proceeding if such person acted with the required Standard of Conduct.

Further, the Colorado Bylaws provide that the Colorado Entity must indemnify a director or former director for reasonable expenses if such person is successful in the defense of any proceeding to which such person was a party because such person was or is a director.

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the enterprise; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The proposed Texas Bylaws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

Procedure for Indemnification
Colorado	Texas
Colorado statutes do not provide a specific procedure for indemnification.

Texas law provides that a determination that indemnification is appropriate must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Advancement of Indemnification Expenses
Colorado	Texas

Under the CCAA, a corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon (i) a written affirmation of the Indemnitee’s good faith belief that the Indemnitee met the specified Standard of Conduct; and (ii) a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct.

The Colorado Bylaws provide that reasonable expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding may be paid by the Colorado Entity to any Indemnitee in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Indemnitee’s good faith belief that he or she has met the Standard of Conduct; (ii) a written undertaking to repay such advances if it is ultimately determined that he or she did not meet the prescribed Standard of Conduct; and (iii) a determination is made by the Colorado Entity that the facts as then known to the Colorado Entity would not prohibit indemnification.

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the enterprise; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The proposed Texas Bylaws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

Mandatory Indemnification
Colorado	Texas

Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding. CCAA 7-109-103.

Under Texas law, indemnification by the corporation for reasonable expenses actually incurred is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

Insurance
Colorado	Texas

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability. CCAA 7-109-108.

Texas law is substantially the same as the Colorado statute on this issue.

Persons Covered
Colorado	Texas

The persons covered by indemnification and insurance shall include a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, CCAA 7-109-108.

Texas law expressly and separately addresses the indemnification of officers, employees and agents. The corporation may indemnify and advance expenses to an officer, employee or agent as provided by the corporation’s governing documents, general or specific action of the board of directors, resolution of the shareholders, contract, or common law. The corporation must indemnify an officer to the same extent as a director. The procedure for indemnification under Texas law summarized above need not be followed for officers, employees or agents.

Standard of Care
Colorado	Texas

A director is liable, as a director, to the corporation or to its shareholders for money damages for any act, omission to act, or decision only if the party asserting liability establishes in a proceeding that the challenged act, omission, or decision:

(a) Was not in good faith;

(b) Was one that the director did not rationally believe to be in the best interests of the corporation;

(c) Was one as to which the director was at least grossly negligent, unless the articles of incorporation change the standard of liability to knowing misconduct, knowing violation of law, or negligence;

(d) Was one as to which the director failed to make or cause to be made appropriate inquiry, when particular facts or circumstances of significant concern came to the attention of the director that would have alerted a reasonably attentive director to the need for inquiry;

(e) Consisted of or resulted from a sustained or systematic failure by the director to exercise oversight of the business and affairs of the corporation;

(f) Was a breach of the director’s duty of loyalty to the corporation, including by directly or indirectly receiving an improper personal benefit; or

(g) Consisted of or resulted from an unlawful distribution.

CCAA 7-108-402.

Texas law imposes duties of loyalty, care and obedience on directors of Texas corporations, but will generally not, absent fraud, impose liability upon a non-interested director unless the action challenged is outside of the expressed purpose of the corporation or inconsistent with an express limitation on authority.

Directors of a Texas corporation owe fiduciary duties only to the corporation.

Shareholder Rights Plans
Colorado	Texas
Colorado statutes has no statute relating to this issue.	Texas law statutorily approves shareholder rights plans.

Considerations of Directors
Colorado	Texas
Unless otherwise provided in the bylaws, the board of directors may fix the compensation of directors. CCAA 7-108-111.	Texas corporate law includes statutory approval of directors considering both the long-term and short-term interests of the corporation and the shareholders.

Shareholder Actions
Colorado	Texas

(1) No action shall be commenced by a shareholder in the right of a domestic or foreign corporation by a shareholder unless the plaintiff was a shareholder of the corporation at the time of the transaction of which the plaintiff complains.

(2) In any action in the right of any domestic or foreign corporation by a shareholder, upon final judgment and a finding that the action was commenced without reasonable cause, shall require the plaintiff to pay to the defendants the costs and reasonable expenses directly attributable to the defense of such action.

(3) In any action in the right of any domestic or foreign corporation by a shareholder holding less than five percent of the outstanding shares of any class, unless the shares so held have a market value in excess of $25,000, the corporation in whose right such action is commenced shall be entitled, at any time before final judgment, to require the plaintiff to give security for the costs and reasonable expenses which may be directly attributable to and incurred by it in the defense of such action or may be incurred by other parties named as defendant for which it may become legally liable, but not including fees of attorneys.  CCAA  7-107-402.

Texas generally requires that lawsuits against directors be brought derivatively by the corporation only after making demand on the corporation’s board setting out the contours of the demand. A proceeding may not be commenced until the 91st day after the written demand was filed with the corporation. Texas law may, in certain circumstances, such as in a proceeding determining liability of directors, allow for a jury trial.
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Dissenters’ Rights of Appraisal; Appraisal Rights
Colorado Texas

Under the CCAA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions, including, in certain circumstances, with respect to a company listed on a national securities exchange or that has more than 2,000 shareholders. Dissenters’ rights under the CCAA are available to both record holders and beneficial holders.

Neither the Colorado Articles nor the Colorado Bylaws modify the CCAA provisions relating to dissenters’ rights. CCAA 7-113-102.

Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A)  listed on a national securities exchange (the Texas Entity currently meets this condition by virtue of its listing on the NASDAQ market); or

(B)  held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A)  ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, which are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; and

(ii) held of record by at least 2,000 owners;

(B)  cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C)  any combination of the ownership interests and cash above.

Forum Selection
Colorado	Texas

(1) The articles of incorporation or the bylaws may require that any or all internal corporate claims must be brought exclusively in any specified court of this state and, if so specified, in any additional courts in this state or in any other jurisdiction with which the corporation has a reasonable relationship.

(2) No provision of the articles of incorporation or the bylaws may prohibit bringing an internal corporate claim in the courts of this state or require the claims to be determined by arbitration.

CCAA 7-102-108.

Texas law does not have an authorizing statutory provision similar to the forum selection provision in the Colorado statutes.

The proposed Texas Bylaws that contain references to the TBOC and Texas law and provide that the exclusive forum shall be the United States District Court for the Southern District of Texas, or if that court lacks jurisdiction, state district courts of Harris County, Texas

Franchise Tax
Colorado	Texas
There is no franchise tax.

Texas has no corporate income tax; however, Texas does impose a franchise tax on taxable entities doing business in the state.

 A taxable entity’s Franchise tax liability is calculated by

(I) first, determining the entity’s “margin,” which equals the lowest of (a) 70% of its total revenue, (b) its total revenue minus $1 million, (c) its total revenue minus COGS, or (d) its total revenue minus certain compensation expenses, and

(II) second, determining the entity’s “taxable margin” by multiplying its “margin” by an apportionment percentage equal to its gross receipts only from its business in Texas divided by its gross receipts from its business everywhere, and (III) last, multiplying the entity’s “taxable margin” by a tax rate of 0.75% (unless it is primarily engaged in retail or wholesale trade, in which case the tax rate is 0.375%).

The discussion of the Texas franchise tax set forth above is for general information only and does not purport to be a complete discussion or analysis of all potential franchise tax consequences that may apply to the Texas Entity.  For a more detailed description explanation, see the Texas Comptroller’s office website.

The foregoing summary does not purport to be a complete statement of the respective rights of holders of our common stock and the Texas Entity common stock, and is qualified in its entirety by reference to the CCAA and the TBOC, respectively, and to the Colorado Articles and the Colorado Bylaws and to the Texas Certificate and the Texas Bylaws, respectively.

Required Vote

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the outstanding shares of the Colorado Entity’s common stock entitled to vote on this proposal at the Annual Meeting.  Because matters considered “routine” by the applicable regulations, such as ratification of auditors, are under consideration at the Annual Meeting, abstentions and broker non-votes will be counted towards a quorum, but these abstentions, broker non-votes, and any other outstanding shares that are not voted will have the effect of a vote “AGAINST” the proposal.

The Board of Directors recommends a vote “FOR” approval of the conversion of the Colorado Entity’s domicile state from the State of Colorado to the State of Texas.

Other Business

Management does not presently know of any matter that may be presented for action at this Annual Meeting other than as set forth herein. However, if any other matters properly come before this Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment or as instructed by the shareholder.

Corporate Overview

Orbital Energy Group, Inc. and subsidiaries (Nasdaq: OEG), formerly known as CUI Global Inc., are collectively referred to as ‘‘Orbital Energy Group,’’ the “Company,” or “OEG.” Orbital Energy Group is a Colorado corporation organized on April 21, 1998, with its principal place of business located at 1924 Aldine Western, Houston, Texas 77038, phone (832) 467-1420. The Company is a diversified infrastructure services company serving customers in the electric power, telecommunications, and renewable markets. Our website address is www.OrbitalEnergyGroup.com. Information contained in our website is not incorporated by reference into this prospectus supplement and should not be considered to be a part of this prospectus supplement. You should not rely on our website or any such information in making your decision whether or not to purchase our common stock.

In the fourth quarter of 2021, the Company's continuing operations were reclassified into three reportable segments, which include the Electric Power segment, the Telecommunications segment, and the Renewables segment. The Company’s corporate overhead activities are included in the “Other” segment category. Orbital Energy Group has continuing operations in two countries, including the United States and India.

In December 2021, the Company substantially reduced operations of its Integrated Energy Infrastructure Solutions and Services segment comprised of Orbital Gas Systems, North America, and Orbital Gas Systems, Ltd. (Orbital-UK). The Company considered these two subsidiaries discontinued operations in December 2021.

Electric Power Segment

Front Line Power Construction, LLC, and Subsidiary (Eclipse Foundation Group, Inc.) and Orbital Power, Inc.

The Electric Power segment consists of Front Line Power Construction, LLC based in Houston, Texas, Orbital Power, Inc. based in Dallas, Texas, and Eclipse Foundation Group based in Gonzales, Louisiana. The segment provides comprehensive network solutions to customers in the electric power industry. Services performed by Front Line Power and Orbital Power, Inc. generally include the design, installation, upgrade, repair and maintenance of electric power transmission and distribution infrastructure and substation facilities as well as emergency restoration services.. Eclipse Foundation Group, which began operations in January 2021, is a drilled shaft foundation construction company that specializes in providing services to the electric transmission and substation, industrial, telecommunication and disaster restoration market sectors, with expertise performing services in water, marsh and rock terrains.

Telecommunications Segment

Gibson Technical Services, LLC and Subsidiaries (IMMCO, Inc. and Full Moon Telecom, LLC)

The Telecommunications segment consists of Gibson Technical Services (GTS) along with its subsidiaries IMMCO, Inc., based in Atlanta, Georgia and Full Moon Telecom, LLC based in Florida. GTS provides engineering, design, construction, and maintenance services to the broadband and wireless telecommunication industries and was acquired by the Company effective April 13, 2021. IMMCO, Inc. provides enterprise solutions to the cable and telecommunication industries and was acquired by the Company effective July 28, 2021. Full Moon Telecom, LLC provides telecommunication services including an extensive array of wireless service capabilities and was acquired by the Company effective October 22, 2021.

Renewables Segment

Orbital Solar Services, LLC.

Orbital Solar Services, LLC (OSS), based in Raleigh, North Carolina, makes up the Renewables segment. OSS provides engineering, procurement and construction (“EPC”) services that support the development of renewable energy generation focused on utility-scale solar construction.

Discontinued Operations

On December 28, 2021, the Orbital Energy Group, Inc. Board of Directors approved management’s recommendation for certain restructuring and costs reduction actions to strategically reposition the Company’s business to focus on a strategy to build an infrastructure services company serving the electric power, telecommunications and renewable markets by authorizing divestment of two (2) Orbital Gas subsidiaries, Orbital Gas Systems, North America, Inc. (“OGSNA”) and Orbital Gas Systems, Ltd. (“Orbital UK”). These two subsidiaries provide proprietary gas measurement and sampling technologies and integration of process control and measuring/sampling systems.

Directors and Executive Officers

Our bylaws permit the number of directors to be fixed by resolution of the board of directors, but to be no less than one. The board of directors has set the maximum number of members to no more than twelve members. Directors are elected by a majority of the votes cast by the stockholders and serve a one-year term or until their successors have been elected and qualified or their earlier resignation or removal. During 2021 the board of directors appointed three additional directors (Paul T. Addison, Jerry Sue Thornton, La Forrest V. Williams) who qualify as “independent director” as defined by applicable rules promulgated by the Securities and Exchange Commission and within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market.

The board of directors has five standing committees: Audit Committee, Disclosure Committee, Compensation Committee, Investment Committee and Nominating Committee, each of which has a written charter and/or statement of policy approved by our board. Our board currently appoints the members of each committee. Copies of the current committee charters and/or statement of policy for each committee are posted on our website at www.OrbitalEnergyGroup.com. During 2021, two directors missed one board meeting each. In each of those instances, the board members were informed of the meeting agenda and results. All directors attended, either in person or electronically, all of the meetings held by the committees on which such director served.

The following are executive officers and directors of the Company with their ages as of December 31, 2021, and a list of the members of our five standing committees: Audit Committee, Compensation Committee, Disclosure Committee. Investment Committee, and Nominating Committee.

Name	Age	Position
James F. O'Neil III (3)	63	Director (Vice Chairman), Chief Executive Officer
William J. Clough (2)	70	Director (Executive Chairman), Chief Legal Officer
C. Stephen Cochennet (1)	65	Director
Paul D. White (7)	61	Director
Corey A. Lambrecht (1)	52	Director
Sarah Tucker (1)	76	Director
Paul T. Addison (1)(4)	74	Director
Jerry Sue Thornton (1)(5)	74	Director
LaForrest Williams (1)(6)	70	Director
Nick Grindstaff (8)	59	Chief Financial Officer

Audit Committee:

Paul T. Addison Committee Chairman (1)

Corey A. Lambrecht, Member (1)

C. Stephen Cochennet, Committee Member (1)

Compensation Committee

Cory A. Lambrecht, Chairman (1)

C. Stephen Cochennet, Committee Member (1)

Disclosure Committee

The Disclosure Committee consists of our Principal Officers, the individual or representative of the third-party firm primarily charged with investor/public relations, the Audit Committee Chairman and outside SEC counsel.

Investment Committee

Nick Grindstaff, Chairman

Cory A. Lambrecht, Committee Member (1)

C. Stephen Cochennet, Committee Member (1)

Nominating Committee

The Nominating Committee consists of the independent directors of the board of directors.

Notes

(1)	"Independent director" within the meaning of Rule 5605(a)(2) of The Nasdaq Capital Market.
(2)	Mr. Clough stepped down as Chief Executive Officer effective October 1, 2019.
(3)	Mr. O’Neil was appointed Chief Executive Officer effective October 1, 2019.
(4)	Mr. Addison was appointed as a director June 3, 2021.
(5)	Dr. Thornton was appointed to the board of directors August 1, 2021.
(6)	Mr. Williams was appointed to the board of directors August 1, 2021.
(7)	Mr. White chose to retire from the Board and will not stand for re-election at the 2022 Annual Meeting.
(8)	Effective November 16, 2021, Nicholas M. Grindstaff was appointed to the position of Chief Financial Officer.

Nicholas M. Grindstaff served as Vice President – Finance since May 2011 and Treasurer since October 1999 for Quanta Services, Inc. (“Quanta”), a leading provider of specialty contracting services, delivering comprehensive infrastructure solutions for the electric and gas utility, communications, pipeline and energy industries primarily in the United States, Canada and Australia. Mr. Grindstaff holds a Master of Science degree in accounting.

As an executive officer at Quanta, he was responsible for numerous capital raises across various markets, managing acquisitions, financial planning and analysis, internal and SOX control compliance, procurement, working capital allocation, treasury operations as well as numerous other strategic initiatives.

Environmental, Social and Governance (ESG)

Orbital Energy Group’s Mission:

Orbital Energy Group is dedicated to maximizing shareholder value through greenfield development and the acquisition of, and investment in successful, entrepreneurial led companies, to profitably grow revenues by providing end-to-end solutions to customers, primarily in the renewable, electric power, and telecommunications infrastructure markets.  OEG is committed to the safety of all of its employees and leading the expansion of environmental and social initiatives through ethnic diversification and equality of our workforce and people development within the communities we serve.

We are committed to:

●	The health and safety of our personnel.
●	Delivering quality differentiated solutions to energy infrastructure customers
●	Diversity, equity and inclusion across our skilled workforce.
●	Building stockholder value.

OEG is committed to the health and well-being of our employees:

●

Orbital Energy Group regularly reviews its medical benefits plan offering against a peer group of more than one thousand participants to determine an average benchmark comparison for its employee medical plan benefit offering.  This review has shown that OEG offers at least one plan that is richer than the peer group average, one plan that is lower priced than the peer group average for singles and families and at least one plan with an overall value better than the peer group for singles and families.

●

The Company has a 401(k) retirement savings plan that allows employees to contribute to the plan after they have completed 60 days of service and are 18 years of age which is more generous than a third of other plans in our industry and size. In addition, the Company matches the employee's contribution up to 6% of total compensation.

OEG is committed to delivering quality differentiated solutions to energy infrastructure customers by:

●	Creating a meaningful workplace, with motivated employees, which are dedicated to providing superior performance.
●	Providing end-to-end solutions, including the design, engineering, construction, and maintenance infrastructure services.

OEG is committed to building a diverse, equitable, and inclusive skilled workforce:

●	In 2021, appointed a Chief Diversity Officer (CDO) to oversee the DEI strategy.
●	Recruiting and appointing qualified people of color at all levels of the organization, including recent appointments to the Board of Directors, which is 67% ethnically and gender diverse.
●	Investing in training and career development for underrepresented and underserved people throughout North America.

OEG is committed to building stockholder value:

●

In Fall 2019, appointed James O’Neil as CEO to transform the company into an infrastructure service provider to the electric power transmission and distribution, telecommunications, and renewable industries.

●	Completed the pivot of the company from Power and Electronics to focus on building a diversified infrastructure solutions company.
●	In 2020 acquired what is now Orbital Solar Services providing EPC solutions for the utility-scale solar industry.

●	In 2021 acquired Gibson Technical Services providing solutions for the telecommunications industry.
●	In 2022 Gibson Technical Services acquired Immco, Full Moon Telecom, Coax Fiber Solutions, V-Tac communications and PON Communications.
●	In 2022 acquired Front Line Power Constructure, an electric power infrastructure construction provider.
●	In 2020 and 2021, developed greenfield operations serving power and utilities with transmission, distribution, substation, foundation, and emergency response capabilities.
●	Enhanced independent directors of the board with industry veterans.

Corporate Governance and Board of Directors Matters

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a Corporate Code of Ethics and Business Conduct, including our Whistleblower Policy, for employees, directors and officers (including our principal executive officer and principal financial and accounting officer). We have also adopted the following governance guides: Charter of the Audit Committee, Charter of the Compensation Committee, Investment Committee Charter, Policy for Director Independence, Nominating Committee Charter, Whistleblower Policy, Disclosure Controls and Procedures and Corporate Social Responsibility Policy, all of which, in conjunction with our Articles of Incorporation and bylaws, form the framework for our corporate governance. These corporate governance documents are available on our website at www.OrbitalEnergyGroup.com.

Board Diversity

Although Orbital Energy Group does not presently have a formal Board Diversity Policy, we believe in diversity and value the benefits that diversity can bring to our board of directors. Diversity promotes the inclusion of different perspectives and ideas, mitigates against group think and ensures that the Company has the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance. Of our nine board members, two are female, and four are minorities.

The Company seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of expertise, experience, skills and backgrounds. The skills and backgrounds collectively represented on the Board should reflect the diverse nature of the business environment in which the Company operates. For purposes of Board composition, diversity includes, but is not limited to, business experience, geography, age, gender, ethnicity and aboriginal status. In particular, the Board should include an appropriate number of female directors.

The Company is committed to a merit-based system for Board composition within a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination. When assessing Board composition or identifying suitable candidates for appointment or re-election to the Board, the Company will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board.

Board Diversity Matrix

Board Diversity Matrix for Orbital Energy Group, Inc. As of 5/18/2022

Total Number of Directors	9
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	7	0	9
Part II: Demographic Background
African American or Black	1	3	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	1	0	0
White	0	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+		0
Did Not Disclose Demographic Background		9

Companywide Diversity

At Orbital Energy Group, diversity, equity, and inclusion is the foundation for our success.  This foundation is critical to our mission to foster an inclusive culture that encourages and supports the diverse voices of all our employees.  Diverse companies are more innovative and better positioned to succeed.  More importantly, diversity creates an environment that respects the uniqueness of an employee’s characteristics, experiences, and perspectives.

Orbital Energy Group and its employees are committed to systematically change energy infrastructure in North America by opening up significant opportunities for people of color entrepreneurs and people of color led or owned companies.  Further, OEG commits to diversifying the energy industry by increasing the opportunities and quality of life for underrepresented and underserved people throughout North America.

In March 2021, the board of directors authorized the appointment of a Chief Diversity Officer (CDO), charged with the responsibility to create a  strategy and lead execution of company-wide programs to support diversity, equity and inclusion (DE&I) ensuring an end-to-end inclusive recruiting, screening, hiring, onboarding and employee experience with action and to ensures compliance with employment, benefits, insurance, safety, regulatory laws and requirements.  This responsibility provides for the enhancement of DE&I in our current recruitment and retention programs and ensure that employees have a comfortable place to work and learn, regardless of their race, gender, age, ethnicity, socioeconomic status, sexual orientation, or disability.

Our Corporate Governance Practices

We have always believed in strong and effective corporate governance procedures and practices. In that spirit, we have summarized several of our corporate governance practices below.

The Board of Director’s Role in Risk Oversight

The board of directors and its committees have an important role in the Company’s risk oversight, management and assessment process. The board regularly reviews with management, the Company’s financial and business strategies, which include a discussion of relevant material risks as appropriate. The board discusses with the Company’s outside general counsel, as appropriate, its risk oversight and assessment as well as any material risks to the Company. In addition, the board delegates risk management responsibilities to the Audit Committee and Compensation Committee, which are each comprised of only independent directors.

The Audit Committee, as part of its charter, oversees the Company’s risk oversight, management and assessment of the Company and oversees and assesses the risks associated with the corporate governance and ethics of the Company. Risk considerations are a material aspect of the Compensation Committee. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation. In addition, the Compensation Committee also, as appropriate, assesses the risks relating to the Company’s overall compensation programs.

The Investment Committee is responsible for overseeing and advising on possible investment opportunities as well as to administer and operate the Company’s investment portfolio. This includes aligning investment policies and strategies with the Company’s short and long-term goals, as well as setting benchmarks to evaluate long-term objectives and continual evaluation of the investment strategies.

While the Audit Committee and Compensation Committee oversee the management of the risk areas identified above, the entire board is regularly informed through committee reports about such risks. This enables the board and its committees to coordinate the risk management, assessment and oversight roles.

Adopting Governance Guidelines

Our board of directors has adopted a set of corporate governance guidelines to establish a framework within which it will conduct its business and to guide management in its running of our Company. The governance guidelines can be found on our website at www.OrbitalEnergyGroup.com and are summarized below.

Providing Transparency

We believe that it is important that stockholders understand our governance practices. To help ensure transparency of our practices, we have posted information regarding our corporate governance procedures on our website at www.OrbitalEnergyGroup.com.

Communications with the Board of Directors

Stockholders may communicate with the board of directors by writing to the Company at Orbital Energy Group, 1924 Aldine Western, Houston, Texas 77038 or phone (832) 467‑1420. Stockholders who would like their submission directed to a member of the board may so specify and the communication will be forwarded as appropriate.

Monitoring Board Effectiveness

It is important that our board of directors and its committees are performing effectively and in the best interest of the Company and its stockholders. The board of directors and each committee are responsible for annually assessing their effectiveness in fulfilling their obligations.

Conducting Formal Independent Director Sessions

On a regular basis, many times at the conclusion of regularly scheduled board meetings, the independent directors are encouraged to meet privately, without our management or any non-independent directors.

Hiring Outside Advisors

The board and each of its committees may retain outside advisors and consultants of their choosing at company expense, without management's consent.

Avoiding Conflicts of Interest

We expect our directors, executives and employees to conduct themselves with the highest degree of integrity, ethics and honesty. Our credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, executive and employee. To provide assurances to the Company and its stockholders, we have implemented standards of business conduct which provide clear conflict of interest guidelines to our employees and directors, as well as an explanation of reporting and investigatory procedures.

Corporate Social Responsibility

Our board adopted a companywide Corporate Social Responsibility Policy (CSR). As a responsible member of society, we believe that the long-term future of our business is best served by respecting the interests of our employees, customers, contractors, suppliers and the wider global community. We look for opportunities to reduce our impact on the environment and to contribute to the wellbeing of those less fortunate than ourselves. Our CSR policy sets out the principles we follow with a view to supporting our CSR ethos. Demonstrating our commitment to Corporate Social Responsibility is an objective toward which we aim to align our business values, purpose and strategy with the social and economic needs of our stockholders, while embedding responsible and ethical business policies and practices into everything we do. The CSR is available for review in the governance section of our website: www.OrbitalEnergyGroup.com.

Accuracy of All Public Disclosure

It is the Company's policy that all public disclosure made by the Company should be accurate, complete, and present fairly, in all material respects, the Company's financial condition and results of operations, and be made on a timely basis as required by applicable laws and securities exchange requirements. To oversee this policy, a Disclosure Committee Charter has been adopted by the Chief Executive Officer and Chief Financial Officer and ratified by our Audit Committee. A copy of this document is posted on our website at www.OrbitalEnergyGroup.com or a copy is available by making a written request to the Company at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038, phone (832) 467‑1420.

Standards of Business Conduct

The board of directors has adopted a Corporate Code of Ethics and Business Conduct, including our Whistleblower Policy, for all employees and directors, including the Company's principal executive and senior financial officers. The Code of Ethics and Business Conduct can be viewed on our website at www.OrbitalEnergyGroup.com.

You can obtain a copy of these documents on our website at www.OrbitalEnergyGroup.com or by making a written request to the Company at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038, phone (832) 467‑1420. We will disclose any amendments to the Code of Ethics and Business Conduct or waiver of a provision on our website.

Internal Auditor

The board of directors adopted a Charter of Internal Audit that authorizes and outlines the function of an Internal Audit as an independent and objective assurance activity that is guided by a philosophy of adding value to improve the operations of Orbital Energy Group. A copy of this charter is posted on our website, www.OrbitalEnergyGroup.com. It is designed to assist Orbital Energy Group in accomplishing objectives by bringing a systematic and disciplined approach to evaluate and improve the design and operating effectiveness of Orbital Energy Group’s governance, risk management, and internal control over financial reporting.

Ensuring Independent Registered Public Accounting Firm Independence

We have taken several steps to ensure the continued independence of our independent registered public accounting firm. That firm reports directly to the Audit Committee, which also has the ability to pre-approve or reject any non-audit services proposed to be conducted by our independent registered public accounting firm. For further information on independent registered public accounting firm independence see the section hereafter entitled Audit Committee.

Whistleblower Policy

In furtherance of our governance transparency and ethical standards, we adopted a comprehensive Whistleblower Policy that encourages employees to report to proper authorities incorrect financial reporting, unlawful activity, activities that are not in line with Orbital Energy Group Code of Ethics and Business Conduct or activities, which otherwise amount to serious improper conduct. Our Whistleblower Policy is posted on our website at www.OrbitalEnergyGroup.com.

Committees of the Board of Directors

Our board of directors has the following standing committees: Audit Committee, Nominating Committee, Compensation Committee, Investment Committee and Disclosure Committee. Each of the committees operates under a written charter adopted by the board of directors. All committee charters are available on our website at www.OrbitalEnergyGroup.com.

Audit Committee

The Audit Committee is established pursuant to the Sarbanes-Oxley Act of 2002 for the purposes of overseeing the Company’s accounts and financial reporting processes and audits of our financial statements. The Audit Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls established by management and the board of directors and the independence and performance of the Company’s audit process. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent registered public accounting firm, review of financial reporting, internal company processes of business/financial risk and applicable legal, ethical and regulatory requirements. During 2021, the Audit Committee held four formal meetings. The Audit Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls established by management and the board and the independence and performance of the Company’s audit process. You may review the full text of our Audit Committee Charter, that includes our Audit Committee’s pre-approval policies and procedures, on our website, www.OrbitalEnergyGroup.com, under the link, governance.

At December 31, 2021, the Audit Committee is comprised of Paul T. Addison, Chairman, C. Stephen Cochennet, and Corey A. Lambrecht. Messrs. Addison, Cochennet, and Lambrecht are independent in accordance with Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 5605(a)(2) of The Nasdaq Stock Market.

Audit Committee Report

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

Audit Committee Report

The Audit Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls established by management and the board and the independence and performance of the Company’s audit process.

The Audit Committee has:

•	reviewed and discussed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q;
•

discussed with Grant Thornton LLP., the Company’s independent registered public accounting firm, the matters required to be discussed by General Auditing Standard 1301: Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board; and

•

received the written disclosures and letter from Grant Thornton LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton LLP its independence from Orbital Energy Group.

Based on these reviews and discussions, the Audit Committee has recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Grant Thornton LLP is compatible with the auditor’s independence and determined that it is compatible.

Submitted by: Audit Committee by:

Paul T. Addison

Corey A. Lambrecht

C. Stephen Cochennet

Nominating Committee

The nominating committee consists of all of the members of the board of directors who are ‘‘independent directors’’ within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. The nominating committee is responsible for the evaluation of nominees for election as director, the nomination of director candidates for election by the stockholders and evaluation of sitting directors.

The board of directors has developed a formal policy for the identification and evaluation of nominees, Charter of the Nominating Committee of the Board of Directors, which can be reviewed on our website at www.OrbitalEnergyGroup.com. In general, when the board of directors determines that expansion of the board of directors or replacement of a director is necessary or appropriate, the nominating committee will review, through candidate interviews with members of the board of directors and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The committee reviews any special expertise, for example, which qualifies a person as an audit committee financial expert, membership or influence in a geographic or business target market, or other relevant business experience. To date the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential director candidates.

The nominating committee considers director candidates nominated by stockholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by stockholders will be evaluated based on the same criteria described above. Stockholders desiring to suggest a candidate for consideration should send a letter to the Company's secretary and include: (a) a statement that the writer is a stockholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board of directors would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing stockholder and the candidate; (f) information regarding potential conflicts of interest and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all stockholder-proposed candidates will be fully considered, that all candidates will be considered equally or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board of directors and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

Disclosure Committee

We have formed a Disclosure Committee, which has been adopted by our CEO and CFO (‘‘Principal Officers’’) and ratified by our Audit Committee. The Disclosure Committee assists our Principal Officers in fulfilling their responsibility for oversight of the accuracy, completeness and timeliness of our public disclosures including, but not limited to our SEC filings, press releases, correspondence disseminated to security holders, presentations to analysts and release of financial information or earnings guidance to security holders or the investment community. The Disclosure Committee consists of our Principal Officers, the individual or representative of the firm primarily charged with investor/public relations, the Audit Committee Chairman and outside SEC counsel. Our CEO is Chairman of the committee. Our Principal Officers may replace or add new members from time to time. Our Principal Officers have the option to assume all the responsibilities of this committee or designate a committee member, who shall be a person with expertise in SEC rules and regulations with respect to disclosure, who shall have the power, acting together with our Senior Officers, to review and approve disclosure statements when time or other circumstances do not permit the full committee to meet. You may review the full text of our Disclosure Committee Charter on our website, www.OrbitalEnergyGroup.com, under the link, governance.

Generally, the committee serves as a central point to which material information should be directed and a resource for people who have questions regarding materiality and the requirement to disclose. In discharging its duties, the committee has full access to all Company books, records, facilities and personnel, including the board of directors, Audit Committee, independent public accountants and outside counsel.

Investment Committee

The purpose of the investment committee is to administer and to operate the portfolio. The members of the investment committee are fiduciaries of the portfolio, with responsibility for overseeing investment policies, general policies, guidelines, investment performance and related risk management. Committee members will fulfill their duties solely on behalf of the company’s mission. In addition to aligning investment policies and strategies with the company’s short- and long-term goals, investment committees must set benchmarks to evaluate long-term objectives and continually evaluate their strategies to keep pace with market fluctuations and changes.

The Investment Committee shall also provide initial oversight and analysis of potential acquisition targets being considered by Management. In that capacity, Investment Committee members may, among other things, participate in reviewing initial due diligence; visit prospective acquisition targets; participate in strategy and other discussions with Management; and, where appropriate, more. You may review the full text of our Investment Committee Charter on our website, www.OrbitalEnergyGroup.com, under the link, governance.

At December 31, 2021, the Investment Committee is comprised of C. Stephen Cochennet, Corey A. Lambrecht, Chairman, and Nicholas M. Grindstaff, CFO.

Compensation Committee

The Compensation Committee discharges the board of director’s responsibilities relating to general compensation policies and practices and to compensation of our executives. In discharging its responsibilities, the Compensation Committee establishes principles and procedures in order to ensure to the board of directors and the stockholders that the compensation practices of the Company are appropriately designed and implemented to attract, retain and reward high quality executives and are in accordance with all applicable legal and regulatory requirements. In this context, the Compensation Committee’s authority, duties and responsibilities are:

•	To annually review the Company’s philosophy regarding executive compensation.
•

To periodically review market and industry data to assess the Company’s competitive position, and to retain any compensation consultant to be used to assist in the evaluation of directors’ and executive officers’ compensation.

•	To establish and approve the Company goals and objectives, and associated measurement metrics relevant to compensation of the Company’s executive officers.

•	To establish and approve incentive levels and targets relevant to compensation of the executive officers.
•

To annually review and make recommendations to the board of directors to approve, for all principal executives and officers, the base and incentive compensation, taking into consideration the judgment and recommendation of the Chief Executive Officer for the compensation of the principal executives and officers.

•

To separately review, determine and approve the Chief Executive Officer’s applicable compensation levels based on the Committee’s evaluation of the Chief Executive Officer’s performance considering the Company’s and the individual goals and objectives.

•

To review for any related party employee situations, to ensure appropriate controls are implemented surrounding compensation changes, bonuses and performance reviews of the related party employee, and to participate in such controls as appropriate.

•

To periodically review and make recommendations to the board of directors with respect to the compensation of directors, including board of directors and committee retainers, meeting fees, equity-based compensation and such other forms of compensation as the Compensation Committee may consider appropriate.

•	To administer and annually review the Company’s incentive compensation plans and equity-based plans.
•

To review and make recommendations to the board of directors regarding any executive employment agreement, any proposed severance arrangements or change in control and similar agreement/provisions, and any amendments, supplements or waivers to the foregoing agreement, and any perquisites, special or supplemental benefits.

•

To review and discuss with management, the Compensation Discussion and Analysis (CD&A) and determine the Committee’s recommendation for the CD&A’s inclusion in the Company’s annual report filed with the SEC on Form 10-K and proxy statement on Schedule 14A.

•	The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser.
•

The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Committee. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee.

•

The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the following factors:

(i)	the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;
(ii)

the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(iii)	the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;
(iv)	any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;
(v)	any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and
(vi)	any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee is not required to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee.

Compensation Committee Charter

Our Compensation Committee Charter is posted on our website at www.OrbitalEnergyGroup.com.

Compensation Committee Members

The Compensation Committee of the board of directors is appointed by the board of directors to discharge the board of director’s responsibilities with respect to all forms of compensation of the Company’s executive officers, to administer the Company’s equity incentive plans and to produce an annual report on executive compensation for use in the Company’s Form 10-K and the proxy statement on Schedule 14A. At December 31, 2021, the Compensation Committee consists of two independent members of the board of directors, Messrs. Corey A. Lambrecht, and C. Stephen Cochennet, both of whom are ‘‘independent directors’’ within the meaning of Rule 5605(a) (2) of the Nasdaq Stock Market.

Committee Meetings

Our Compensation Committee meets formally and informally as often as necessary to perform its duties and responsibilities. The Compensation Committee held three formal meetings during fiscal 2021. On an as requested basis, our Compensation Committee receives and reviews materials prepared by management, consultants or committee members, in advance of each meeting. Depending on the agenda for the meeting, these materials may include, among other factors:

•	minutes and materials from the previous meeting(s);
•	reports on year-to-date Company financial performance versus budget;
•	reports on progress and levels of performance of individual and Company performance objectives;
•	reports on the Company’s financial and stock performance versus a peer group of companies;
•	reports from the Committee’s compensation consultant regarding market and industry data relevant to executive officer compensation;
•

reports and executive compensation summary worksheets, which set forth for each executive officer: current total compensation and incentive compensation target percentages, equity ownership and general partner ownership interest and current and projected value of each and all such compensation elements, including distributions and dividends therefrom, over a five-year period.

Compensation Committee Interlocks and Insider Participation

The current members of the compensation committee are Messrs. Lambrecht and Cochennet with Mr. Lambrecht serving as chair. Our board of directors has determined that all members of the compensation committee qualify as “independent” under Nasdaq Rules. There are no interlocking relationships between any of our executive officers and compensation committee members, on the one hand, and the executive officers and compensation committee members of any other companies, on the other hand, nor have any such interlocking relationships existed in the past.

Compensation Committee Report

We have reviewed and discussed the Compensation Discussion and Analysis with management and based on our review and discussion with management, we have recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the proxy statement on Schedule 14A for the 2021 Annual Meeting of Stockholders.

Submitted by:	Compensation Committee by:
Corey A. Lambrecht, Chairman
C. Stephen Cochennet, Committee Member

Compensation Discussion and Analysis

General Philosophy

Our compensation philosophy is based on the premise of attracting, retaining and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, each executive’s total compensation package and internal pay equity. We strive to accomplish these objectives by compensating all employees with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

Pay for Performance

At the core of our compensation philosophy is our strong belief that pay should be causally linked to performance. We believe in a pay for performance culture that places a significant portion of executive officer total compensation as contingent upon, or variable with, individual performance, Company performance and achievement of strategic goals including increasing shareholder value.

The performance based compensation for our executives may be in the form of (i) annual cash incentives to promote achievement of, and accountability for, shorter term performance plans and strategic goals and (ii) equity grants, designed to align the long-term interests of our executive officers with those of our shareholders, by creating a strong and direct link between executive compensation and shareholder return over a multiple year performance cycle. Long-term incentive equity awards are typically granted in restricted stock, stock appreciation rights or stock options. These awards generally vest over a two to four-year period. This opportunity for share ownership was to provide incentive and retain key employees and align their interests with our long-term strategic goals. At the 2020 Annual Meeting, the Stockholders approved the Plan, a copy of which is attached to the 2020 Annual Stockholder Meeting Proxy Statement as Annex A that was filed with the SEC on October 1, 2020.

Base Compensation to be Competitive within Industry

A key component of an executive’s total base salary compensation is designed to compensate executives commensurate with their respective level of experience, scope of responsibilities, sustained individual performance and future potential. The goal has been to provide for base salaries that are sufficiently competitive with other similar-sized companies, both regionally and nationally, to attract and retain talented leaders.

Compensation Setting Process

Management’s Role in the Compensation Setting Process

Management plays a significant role in the compensation-setting process. The most significant aspects of management’s role are:

•	assisting in establishing business performance goals and objectives;
•	evaluating employee and Company performance;
•	CEO and/or Executive Chairman recommending compensation levels and awards for executive officers;
•	implementing the board approved compensation plans; and
•	assistance in preparing agenda and materials for the Committee meetings.

The Chief Executive Officer, and/or Executive Chairman generally attend the Committee meetings; however, the Committee also meets in executive session when considering the compensation of executive officers. The Chief Executive Officer and/or Executive Chairman make recommendations with respect to financial and corporate goals and objectives and makes non-executive officer compensation recommendations to the Compensation Committee based on Company performance, individual performance and the peer group compensation market analysis. The Compensation Committee considers and deliberates on this information and in turn makes recommendations to the board of directors, for the board’s determination and approval of the executives’ and other members of senior management’s compensation, as necessary, including base compensation, short-term cash incentives and long-term equity incentives. For related party employee matters, appropriate personnel meet with the Compensation Committee to determine compensation and incentives and to review ongoing performance of the employee. The performance and compensation of the Chief Executive Officer, Executive Chairman and Chief Financial Officer are reviewed, evaluated and established separately by the Compensation Committee and presented to the board of directors for ratification or approval.

Setting Compensation Levels

To evaluate whether total compensation is competitive and provides appropriate rewards to attract and retain talented leaders, as discussed above, we may rely on analyses of peer companies performed by independent compensation consultants and on other industry and occupation specific survey data available. Our general benchmark is to establish both base salary and total compensation for the executive officers at or near the compensation of peer group data, recognizing that a significant portion of executive officer total compensation should be contingent upon, or variable with, achievement of individual and Company performance objectives and strategic goals, as well as being variable with stockholder value. Further, while the objective for base salary is at that of peer group data, executives’ base salaries are designed to reward core competencies and contributions to the Company and may be increased above this general benchmark based on (i) the individual’s increased contribution over the preceding year; (ii) the individual’s increased responsibilities over the preceding year; and (iii) any increase in median competitive pay levels.

Setting Performance Objectives

The Company’s business plans and strategic objectives are generally presented by management annually and as needed to the board of directors. The board engages in an active discussion concerning the financial targets, the appropriateness of the strategic objectives and the difficulty in achieving the same. In establishing the compensation plan, our Compensation Committee then utilizes the primary financial targets and strategic objectives from the adopted business plan as the primary targets for determining the executive officers’ short-term cash incentives and long-term equity incentive compensation. The Committee also establishes additional nonfinancial performance goals and objectives, the achievement of which is required for funding of a significant portion of the executive officers’ incentive compensation. In 2021, these non-financial performance goals and objectives included among other factors: the identification and procurement process to enhance and enable the growth of the Company through strategic industry specific acquisitions; management of oversight of the continued growth of power transmission and distribution operations; capitalizing on market drivers to create significant growth; increase customer relationships; oversight and taking advantage of potential financing opportunities including both dilutive (debt) and non-dilutive (equity raise); and general and administrative management responsibilities. In addition, such factors as revenue growth; market penetration; M&A activities; and investment banking transactions were and are considered in setting compensation levels.

Annual Evaluation

The Chief Executive Officer and/or Executive Chairman recommend the actual incentive award amounts for all other executives based on actual Company performance relative to the targets set as well as on individual performance and recommends the executives’ base salary levels. The Compensation Committee considers these recommendations generally following the end of each fiscal year in determining its recommendations to the board of directors for the final short-term cash incentive and long-term equity award amounts for each executive. Executive base salary levels are reviewed in accordance with their respective employment agreements. The actual incentive amounts awarded to each executive are ultimately subject to the discretion of the Compensation Committee and the board of directors.

Voting Results on Executive Compensation (Say-on-Pay) Advisory Vote

As required by Section 14A of the Exchange Act, under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Compensation Committee considers the prior year shareholder advisory vote on the compensation of the Named Executive Officers as appropriate for making compensation decisions. At the annual meeting of shareholders held October 12, 2021, 85% percent of the shareholders present and voting on the proposal approved, on an advisory basis, the compensation disclosed in the Company’s proxy statement for the meeting filed with the Securities and Exchange Commission on August 10, 2021. As a result, the Compensation Committee concluded that the Company's shareholders were supportive of the Company's executive compensation philosophy, policies and programs. The Compensation Committee will continue to reach out to shareholders regarding compensation matters and will continue to review compensation philosophy, policies and programs as appropriate for changing circumstances.

Special Evaluation

Additional equity-based awards may also be granted to executives, as well as other employees, upon commencement of employment, promotions, for special performance recognition or for retention purposes, based on the recommendation of the Chief Executive Officer or Chief Financial Officer. In determining whether to recommend additional grants to an executive, the Chief Executive Officer typically considers the individual’s performance and any planned change in functional responsibility.

Elements of Executive Compensation

Total Compensation

Total compensation for our executives consists of three elements: (i) base salary; (ii) incentive cash award based on achieving specific performance targets as measured by revenues, cash flow and other objectives and (iii) equity incentive award, which is also performance based and may be paid out over a future period in the form of stock, restricted stock, stock appreciation rights, or stock purchase options. Base salaries are the value upon which both the incentive compensation percentage targets are measured against. For evaluation and comparison of overall compensation of the executives and to assist it in making its compensation decisions, the Compensation Committee reviews an executive compensation summary, which sets forth for each executive: current compensation and current equity ownership holdings as well as the projected value of each and all such compensation elements, including distributions and dividends therefrom. Also included in the summary are comparative performance numbers, specific milestones, strategic objectives, and other elements used to measure each executive's individual performance.

Base Salaries

Base salaries are designed to compensate executives commensurate with their respective level of experience, scope of responsibilities and to reward sustained individual performance and future potential. The goal has been to provide for base salaries that are sufficiently competitive with other similar-sized companies, both regionally and nationally, to attract and retain talented leaders.

Incentive Compensation

Incentive compensation is intended to align compensation with business objectives and performance and enable the Company to attract, retain and reward high quality executive officers whose contributions are critical to both the short and long-term success of the Company. The executives’ incentive awards are based upon three key performance metrics: (i) the Company’s earnings before interest, taxes, depreciation, and amortization (EBITDA); (ii) achievement of agreed-upon strategic and corporate performance goals including development of greenfield operations and acquisition opportunities; and/or (iii) existing Employment Agreement.

The strategic and corporate performance goals are not intended to be a specific agreed-upon goal, but rather a general objective. Management and the board of directors discuss these factors and set objectives that are dynamic and change periodically. In setting these periodic goals, the board of directors discusses with management the nature of the objective and management’s proposed method of achieving the goal. These goals change throughout the operational process because of changing dynamics such as economic conditions, current success of marketing, availability of materials, availability of funding and overall momentum toward achieving the goal.

Incentive Plan Compensation

Incentive awards are typically paid out in cash, restricted common stock, stock appreciation rights, restricted stock units or option awards. The incentive award targets for the executives are established at the beginning of the year, generally, as a percentage of their base salary and the actual awards are determined in the following year at a Compensation Committee meeting based on actual Company performance relative to established goals and objectives, as well as on evaluation of the executive’s relevant departmental and individual performance during the past year. In many instances the award of restricted common stock, stock appreciation rights, restricted stock units and stock options vests over a multi-year term in equal periodic tranches. The award of restricted common stock purchased through options generally, although not in every instance, vests over a multi-year term upon exercise of the option and generally has a validity of up to five years and a per share purchase price of no less than the fair market value of our common stock on the date of grant. The awards are intended to serve as a means of incentive compensation for performance.

Defined Contribution Plans

The Company has a 401(k) retirement savings plan that allows employees to contribute to the plan after they have completed 60 days of service and are 18 years of age. The Company matches the employee's contribution up to 6% of total compensation. GTS, Orbital Power, Inc., Orbital Solar Services, Front Line Power Construction, LLC, Eclipse Foundation, and Corporate made total employer contributions, net of forfeitures, of $0.6 million and $0.3 million for 2021 and 2020, respectively. In addition, in 2021 and 2020, the Company made contributions of $72 thousand and $0.1 million, respectively, associated with discontinued operations.

Involuntary Termination, Resignation for Good Reason and Change in Control

Our executives are awarded protection from involuntary termination, resignation for good reason and change in control specifically provided in their employment contracts.

Under involuntary termination without cause or resignation for good reason, the Executive Chairman, Chief Executive Officer and Chief Financial Officer each would receive any amounts earned, accrued or owing but not yet paid; full vesting of any unvested stock options, stock appreciation rights and any deferred past bonuses that have been earned but not paid. Should the executive be terminated on account of disability he is entitled to 75% of his then current annual base salary for six months and eighteen months of medical coverage.

Perquisites

The Company does not provide for any perquisites or any other benefits for its senior executives that are not generally available to all employees.

Employment Agreements

During fiscal year 2021, the three named executive officers were employed under employment agreements. Those executive officers included:

•	Executive Chairman and General Counsel;
•	Chief Executive Officer;
•	Chief Financial Officer.

To see the material terms of each named executive officer’s employment agreement, please see the footnotes to the Summary Compensation Table.

Executive Salary and Bonus Performance Assessment Considerations

Bonuses for certain executive officers and employees of Orbital Energy Group and subsidiaries are calculated based on historical financial and non-financial information and accomplishments based on an ongoing review and approval by the Compensation Committee and the Chief Executive Officer. Accordingly, the Company accrues bonuses through components calculated on prior data. This review also considers ongoing performance and incentives for those officers and employees to increase their performance. As such, bonuses calculated based on fiscal 2021 data are not necessarily earned or owed to the employees as of December 31, 2021, and there is no legal right by the employees to receive such bonuses upon either termination by the Company or voluntary termination, unless they have been approved based on the subsequent review of subjective items.

William J. Clough, Esq., General Counsel and Executive Chairman, James F. O’Neil, Chief Executive Officer, and Nicholas M. Grindstaff, Chief Financial Officer, as an executive team, successfully managed the implementation of an acquisition and growth strategy to become an energy centric service company, focused on infrastructure engineering, construction and maintenance primarily in areas that contribute to improving the carbon footprint of the world as we know it today. This management team focused the company on the acquisition and greenfield development of portfolio companies that contribute to reducing the energy industry carbon footprint.

The team’s refocus of the Company’s business model considers that the existing electric grid cannot handle ‘an electrified America’ as more of our nations’ infrastructure, such as transportation, transitions to electric, the electric grid is being reconfigured as generation is shifting from predominately coal and nuclear power generation to reliance on renewables and natural gas. A significant portion of the nation’s electric grid is approaching or has exceeded its useful life and needs to be upgraded.

The management team’s 2021 efforts include:

●	Gibson Technical Services, Inc.

Effective April 13, 2021, the Company purchased all of the capital stock of Gibson Technical Services, Inc. (“GTS”).  GTS is an Atlanta-based telecommunications company providing diversified telecommunications services nationally since 1990.  A more detailed description of this transaction is included on our Form 8-K filed with the Securities and Exchange Commission on April 16, 2021.

●	Immco, Inc.

Effective July 28, 2021, Orbital Energy Group acquired all of the capital stock of IMMCO, Inc. (“IMMCO”). IMMCO is an Atlanta-based telecommunications company providing enterprise solutions to the cable and telecommunications industries since 1992 and will become a wholly owned subsidiary of Gibson Technical Services. IMMCO and its owners own 100% of the capital stock of two Indian-based companies, IMMCO Software Solutions Private Limited ("ISS"), and Saranga Geosoftware and Engineering Services Private Limited, "SGES," and together with ISS, the "India" Companies."

●	Full Moon Telecom, LLC

Effective October 22, 2021, Orbital Energy Group and its subsidiary, Gibson Technical Services, Inc. ("GTS"), acquired all ownership interest in Full Moon Telecom, LLC (“Full Moon”). Full Moon is a Florida-based privately-owned telecommunications service provider that offers an extensive array of wireless service capabilities and experience including Layer 2/Layer 3 Transport, Radio Access Network (“RAN”) Integration, test and turn-up of Small Cell systems and Integration/Commissioning of Distributed Antenna (“DAS”) systems. Full Moon will become a wholly-owned subsidiary of GTS, expanding GTS’s service offerings to its customers. Full Moon’s additional capabilities include providing site surveys, regulatory support, project management, continuous wave testing, scanner walks, optimization/data collection and E911 data validation and testing.  These additional skill sets combined with Full Moon’s RAN integration and DAS commissioning efforts have allowed for an expanded service offering and turnkey approach to ensuring the on time delivery and quality on end-to-end solutions to wireless customers.

●	Front Line Power Construction, LLC

Effective November 17, 2021, Orbital Energy Group entered into a Membership Unit Purchase agreement, dated November 17, 2021 (the “MUPA”) to acquire all membership interests of Front Line Power Construction, LLC, a Texas limited liability company (“FLP” or “Front Line”); a Houston-based full service electrical infrastructure service company that has provided construction, maintenance, and emergency response services for customers since 2010.

Summary Compensation Table

Summary Compensation Table

The following table sets forth the compensation paid and accrued to be paid by the Company for the fiscal years 2021 and 2020 to the Company’s Chief Executive Officer, Chief Financial Officer and Executive Chairman/Chief Legal Counsel

Name and Principal Position	Year	Salary (dollars)		Stock Awards (dollars)		Option Awards (dollars)		Non-equity Incentive Plan Compensation (dollars)		All Other Compensation (dollars)	Total (dollars)
William J. Clough, Executive Chairman/ Chief Legal Officer/former CEO/ Director (1)	2021	$831,442	(2)	$—	(2)	$3,203,800	(2)	$531,250	(2)	$18,669	$4,585,160
	2020	759,363	(2)	21,887	(2)	288,085	(2)	300,000	(2)	27,768	1,397,103
Daniel N. Ford, Executive Vice President (3)	2021	581,442	(4)	—	(4)	2,652,034	(4)	265,625	(4)	36,761	3,535,863
	2020	512,346	(4)	18,904	(4)	224,066	(4)	150,000	(4)	43,121	948,437
James F. O'Neil, CEO/Vice Chairman/Director (5)	2021	800,000	(6)	—	(6)	5,695,644	(6)	—	(60	41,271	6,536,915
	2020	753,563	(6)	8,937	(6)	120,036	(6)	—	(60	47,797	930,333

Footnotes:

1.

Mr. Clough joined the Company on September 1, 2005. Effective September 13, 2007, Mr. Clough was appointed CEO/President of Orbital Energy Group and Chief Executive Officer of all wholly owned subsidiaries of the Company. Effective October 1, 2019, Mr. Clough stepped down as Chief Executive Officer and was appointed Executive Chairman and Chief Legal Officer.

2.

Mr. Clough is employed under a three-year employment contract with the Company, which became effective May 14, 2019. Said contract provides, in relevant part, for salary in year 1 of $750 thousand, year 2 of $800,000 and year 3 of $850,000. The employment agreement includes bonus provisions for each calendar year targeted at seventy-five percent of base salary to be based on performance objectives, goals and milestones for each calendar year including company performance. Bonuses are approved based on various performance-related factors and an evaluation of current performance and includes a discretionary bonus of up to twenty-five percent of salary based upon the reasonable judgment of the compensation committee. Mr. Clough has the ability to earn a larger bonus based on the performance criteria set forth and the reasonable judgment and discretion of the compensation committee. The agreement provides for up to $9,999 of annual premium life insurance expenses along with the ordinary benefits provided to employees of the Company. In the event of involuntary termination or resignation for good reason, the agreement entitles Mr. Clough to severance package that equates to 2.5 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans. Effective April 1, 2022, Mr. Clough’s employment contract was renewed for an additional two years with a base salary of $850,0000 per annum.

3.	Mr. Ford joined the Company May 15, 2008, and served as Chief Financial Officer until November 15, 2021, when he was appointed Executive Vice President.

4.

Mr. Ford is employed under a three-year employment contract with the Company, which became effective May 14, 2019. Said contract provides, in relevant part, for salary in year 1 of $500,000, year 2 of $550,000 and year 3 of $600,000. The employment agreement includes bonus provisions for each calendar year targeted at seventy-five percent of base salary to be based on performance objectives, goals and milestones for each calendar year including company performance. Bonuses are approved based on various performance-related factors and an evaluation of current performance and includes a discretionary bonus of up to twenty-five percent of salary based upon the reasonable judgment of the compensation committee. Mr. Ford has the ability to earn a larger bonus based on the performance criteria set forth and the reasonable judgment and discretion of the compensation committee. In the event of involuntary termination or resignation for good reason, the agreement provides for ordinary benefits provided to employees of the Company. In the event of involuntary termination or resignation for good reason, the agreement entitles Mr. Ford to a severance package that equates to 2.0 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans.

5.	Mr. O'Neil was appointed Director July 9, 2019, and was appointed Vice Chairman and Chief Executive Officer effective October 1, 2019.
6.

Mr. O'Neil is employed under a three-year employment contract with the Company, which became effective October 1, 2019. Said contract provides, in relevant part, for salary in year 1 of $750 thousand, year 2 of $800 thousand and year 3 of $850 thousand. The employment agreement includes bonus provisions for each calendar year targeted at seventy-five percent of base salary to be based on performance objectives, goals and milestones for each calendar year including company performance. Bonuses are approved based on various performance-related factors and an evaluation of current performance and includes a discretionary bonus of up to twenty-five percent of salary based upon the reasonable judgment of the compensation committee. Mr. O’Neil has the ability to earn a larger bonus based on the performance criteria set forth and the reasonable judgment and discretion of the compensation committee. The agreement provides for up to $9,999 of annual premium life insurance expenses along with the ordinary benefits provided to employees of the Company. In the event of involuntary termination or resignation for good reason, the agreement entitles Mr. O'Neil to a severance package that equates to 2.5 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans. Effective April 1, 2022, Mr. O’Neil’s employment contract was renewed for an additional two years with a base salary of $800,0000 per annum.

7.

As of December 31, 2021, Mr. Ford held 112,598 outstanding options. As of December 31, 2021, Mr. Clough, Mr. Ford and Mr. O'Neil held 1,350,000, 1,095,000, and 1,787,500 cash settled stock appreciation rights, respectively.

8.	All other compensation includes health care, insurance and 401(k) matching benefits.

Nicholas M. Grindstaff was appointed Chief Financial Officer November 16, 2021. Mr. Grindstaff is employed under a three year employment agreement with the Company. Mr. Grindstaff’s Annual Base Salary is $650,000 per annum, payable in periodic installments in accordance with the Company’s customary payroll practices. Mr. Grindstaff’s Annual Base Salary shall be reviewed at least annually by the Compensation Committee, and the Compensation Committee may, but shall not be required to, increase the Annual Base Salary; providing, however, the Annual Base Salary shall be increased a minimum of 3% annually to cover “cost-of-living” adjustments. Mr. Grindstaff shall be entitled to receive a minimum annual bonus payment of one hundred percent (100%) of his Annual Base Salary (“Target Bonus”) during the employment term. Said bonus shall be based on performance objectives, goals, and milestones agreed to by the Executive, OEG’s CEO, and the Compensation Committee. Executive shall have the ability to earn a larger bonus based on performance criteria and the reasonable judgment and discretion of the Compensation Committee. He shall have the right to have any bonuses paid in the form of restricted stock units or other equity incentive arrangements provided for under the Equity Incentive Plan.

The following table summarizes potential payments upon termination of employment to each of the named executive officers employed on the last day of our most recently completed fiscal year. The amounts set forth in the table are based on the assumption that the triggering event occurred on the last business day of our last completed fiscal year.

		Involuntary
		Termination or
		Resignation for		Termination
		Good Reason		upon Disability
Name	Benefit

	Salary and bonus continuation	$3,718,750	(1)	$318,750	(1)
William J. Clough, Executive Chairman/ Chief Legal Officer/ former CEO/Director	Benefits	28,003	(1)	28,003	(1)

	Salary and bonus continuation	2,100,000	(2)	225,000	(2)
Daniel N. Ford, Chief Financial Officer	Benefits	29,042	(2)	29,042	(2)

	Salary and bonus continuation	350,000	(3)	300,000	(3)
James F. O'Neil, CEO/ Director	Benefits	37,906	(3)	37,906	(3)

1.

Mr. Clough's employment contract with the Company entitles Mr. Clough to a severance package of 2.5 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans. Under involuntary termination without cause or resignation for good reason, Mr. Clough would receive any amounts earned, accrued or owing but not yet paid; full vesting of any unvested stock options and any deferred past bonuses that have been earned but not paid. Should Mr. Clough be terminated on account of disability he is entitled to 75% of his then current annual base salary for six months and eighteen months of medical coverage.

2.

Mr. Ford's employment contract with the Company entitles Mr. Ford to a severance package of 2.0 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans. Under involuntary termination without cause or resignation for good reason, Mr. Ford would receive any amounts earned, accrued or owing but not yet paid; full vesting of any unvested stock options and any deferred past bonuses that have been earned but not paid. Should Mr. Ford be terminated on account of disability he is entitled to 75% of his then current annual base salary for six months and eighteen months of medical coverage.

3.

Mr. O'Neil's employment contract with the Company entitles Mr. O'Neil to a severance package of 2.5 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans. Under involuntary termination without cause or resignation for good reason, Mr. O'Neil would receive any amounts earned, accrued or owing but not yet paid; full vesting of any unvested stock options and any deferred past bonuses that have been earned but not paid. Should Mr. O'Neil be terminated on account of disability he is entitled to 75% of his then current annual base salary for six months and eighteen months of medical coverage.

The employment contract of Nicholas M. Grindstaff, appointed our Chief Financial Officer November 16, 2021, upon involuntary termination or resignation for good reason, entitles Mr. Grindstaff to (i) 2.5 times the sum of his annual base salary and target bonus, paid in a single lump sum cash payment, (ii) up to eighteen (18) months of medical coverage under the Company’s medical plans for Mr. Grindstaff and his spouse, provided, however, that in order to receive such continued coverage, Mr. Grindstaff would be required to pay the applicable premiums directly to the plan provider, and the Company would reimburse Mr. Grindstaff an amount equal to the monthly COBRA premium payment, less applicable tax withholdings, (iii) any amounts earned, accrued or owing, but not yet paid as of the termination date, payable in a lump sum, (iv) all unvested RSU’s, issued to Mr. Grindstaff would immediately vest in full, and be exercisable at any time prior to such instruments stated expiration date, and (v) any deferred past bonuses that have been earned, but not paid shall be payable in a lump sum on or before the sixtieth (60th) day following the termination date.

Outstanding Equity Awards at Fiscal Year End

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards at December 31, 2021, to each of the named executive officers:

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration	Payout Value of Unexercised In-the-Money Options/SARs at Fiscal Year- End ($)
Daniel N. Ford (1)	12,598	4.56	4/16/2022	—
Daniel N. Ford (2)	100,000	6.25	6/24/2023	—
William J. Clough (3)	450,000	1.00	6/1/2026	535,500
Daniel N. Ford (3)	350,000	1.00	6/1/2026	416,500
James F. O'Neil (3)	187,500	1.00	6/1/2026	223,125
William J. Clough (4)	900,000	2.89	4/23/2024	—
Daniel N. Ford (4)	745,000	2.89	4/23/2024	—
James F. O'Neil (4)	1,600,000	2.89	4/23/2024	—

Footnotes:

1.

Effective April 16, 2012, Mr. Ford received bonus options to purchase 12,598 common shares within ten years from date of issuance, at a price of $4.56 per share that vested over 4 years: 25% at year one and thereafter in equal monthly installments.

2.

Effective June 24, 2013, Mr. Ford received bonus options to purchase 100,000 common shares within ten years from date of issuance, at a price of $6.25 per share that vested one third per year over 3 years.

3.

Effective June 1, 2020, Mr. Clough, Mr. Ford and Mr. O'Neil received 450,000, 350,000 and 187,500 cash-settled stock appreciation rights, respectively, within 6 years from the date of issuance, at a price of $1.00 per share that vest in equal monthly installments over 2 years.

4.

Effective April 23, 2021, Mr. Clough, Mr. Ford, and Mr. O'Neil received 900,000, 745,000 and 1,600,000 cash-settled stock appreciation rights, respectively, within 3 years from the date of issuance, at a price of $2.89 per share that vests in equal monthly installments over 3 years.

Exchange of Cash Settled Stock Appreciation Rights (“SAR”) for Restricted Stock Units (“RSU”)

As of April 13, 2022, the following named executive officers exchanged the cash value of previously issued cash settled SAR’s for RSU’s as summarized below:

NEO	SAR's Value	RSU's	Vested	Unvested
James F. O'Neil	$2,122,078.14	1,035,161	373,055	662,106
William J. Clough	$1,752,023.83	854,734	457,224	397,510
Daniel N. Ford (1)	$1,413,959.64	689,736	362,324	327,412

(1)Mr. Ford was our former Chief Financial Officer.

The RSU’s were issued at an exchange value of $2.05 per RSU.  One third of the RSU’s vest immediately and the remainder vest in two equal annual instalments.

Effective November 16, 2021, Nicholas M. Grindstaff, our Chief Financial Officer, was issued 141,946 fully vested RSUs valued at $650,000 at the time of grant.

Director Compensation

For 2021, each of our directors received the following compensation pursuant to our director compensation plan:

Non-employee directors earned/received annual compensation of $100,000.

•

The $100,000 annual compensation for non-employee directors is issued in the form of $50,000 cash compensation and $50,000 common stock calculated by using the Nasdaq Stock Market closing price per share on the date of issuance. In addition, the chairman and member of the Investment Committee received $44,500 and $37,500, respectively of additional cash compensation for their services.

•

At the election of each director, all or any portion of the cash compensation may be converted to stock purchase options calculated by using the strike price of ten percent (10%) above the Nasdaq Stock Market closing price per share on the date of grant.

•	At the election of each director, all or any portion of the cash compensation may be converted to stock calculated by using the Nasdaq Stock Market closing price per share on the date of conversion.

The following table sets forth the compensation of the non-employee directors for the fiscal year ended December 31, 2021:

	Fees			Non-
	earned			Equity	Nonqualified
	or			Incentive	Deferred
	paid in	Stock	Option	Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Paul Addison, Director	$28,851	$28,842	$—	$—	$—	$—	$57,693

C. Stephen Cochennet, Director (1)	146,006	159,194	—	—	—	—	305,200

Corey A. Lambrecht, Director (2)	172,006	159,194	—	—	—	—	331,200

Sean P. Rooney, Director	75,006	146,694	—	—	—	—	221,700

Jerry Sue Thornton, Director	20,837	20,830	—	—	—	—	41,667

Sarah Tucker, Director	87,506	159,194	—	—	—	—	246,700

La Forrest Williams, Director	20,837	20,830	—	—	—	—	41,667

Footnotes:

(1) Includes $58,500 of fees in addition to regular board of director fees for additional services in connection with the Front Line Power Construction acquisition.

(2) Includes $84,500 of fees in addition to regular board of director fees for additional services in connection with the Front Line Power Construction acquisition.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our voting shares as of December 31, 2021, by: (i) each stockholder known by us to be the beneficial owner of 5% or more of the outstanding voting shares, (ii) each of our directors and executives and (iii) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the voting shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of December 31, 2021, have been included in the table.

No shares of preferred stock are outstanding at the date of this report.

Beneficial Interest Table

		Percentages of
	Number of	Shares
	Securities	Beneficially
Name and Address of Beneficial Owner (1)	Owned	Owned (2)
Paul T. Addison (3)	8,756	*	%
William J. Clough (4)	319,480	*	%
James F. O'Neil (5)	1,200,263	1.47%
C. Stephen Cochennet (6)	184,667	*	%
Daniel N. Ford (7)	220,433	*	%
Corey A. Lambrecht (8)	193,672	*	%
Jerry Sue Thornton (9)	6,709	*	%
Sarah Tucker (10)	94,378	*	%
Paul D. White (11)	50,727	*	%
La Forrest V. Williams (12)	2,443	*	%
Nicholas Grindstaff (13)	-	*	%
Kurt A. Johnson, Jr.
15502 Bayou Oaks Drive, Danbury, Texas 77534	4,408,807	5.38%
Tidal Power Group LLC
4211 Chance Lane, Rosharon, Texas 77583	7,213,211	8.81%

Officers, Directors, Executives as Group	2,281,528	2.79%

Footnotes:

1.	Except as otherwise indicated, the address of each beneficial owner is c/o Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038.
2.

Calculated on the basis of 81,906,676 shares of common stock outstanding at December 31, 2021, except that shares of common stock underlying options exercisable within 60 days and issued within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of such holder of options and shares. A * denotes less than 1 percent beneficially owned.

3.	Mr. Addison is a director.
4.	Mr. Clough is a Director, Executive Chairman and Chief Legal Officer of Orbital Energy Group, Inc.
5.	Mr. O'Neil is a director, and Chief Executive Officer of Orbital Energy Group, Inc.
6.	Mr. Cochennet is a director.
7.	Mr. Ford’s shares include vested options to purchase common shares. Mr. Ford is the former Chief Financial Officer of Orbital Energy Group, Inc.
8.	Mr. Lambrecht’s shares include vested options to purchase 13,300 common shares. Mr. Lambrecht is a director.
9.	Ms. Thornton is a director.
10.	Ms. Tucker is a director.
11.	Mr. White’s shares include vested options to purchase 7,500 common shares. Mr. White is a director who is retiring from the board of directors and will not stand for re-election as a director.
12.	Mr. Williams is a director.
13.	November 16, 2021, Nicholas M. Grindstaff, our Chief Financial Officer, was issued 141,946 fully vested RSUs valued at $650,000 at the time of grant.

No shares are held in margin accounts or pledged or otherwise available to a lender as security by executive officers and directors.

We relied upon Section 4(a)(2) of the Securities Act of 1933 as the basis for an exemption from registration for the issuance of the above securities.

Related Party Transactions

The Board of Directors is responsible for the review and approval of all related party transactions. Although the Board does not have written policies and procedures with respect to the review of related party transactions, we intend that any such transactions will be reviewed by the Board of Directors or one of its committees, which will consider all relevant facts and circumstances and will consider, among other factors:

•	the material terms of the transaction;
•	the nature of the relationship between the Company and the related party;
•	the significance of the transaction to the Company; and
•	whether or not the transaction would be likely to impair (or create the appearance of impairing) the judgment of a director or executive officer to act in the best interest of the Company.

“Related party” includes directors, nominees, executive officers, holders of 5% or more of any class of the company’s voting securities, and any “immediate family member” of any of these persons.

Except as set forth herein, no related party of the Company, including, but not limited to, any director, officer, nominee for director, immediate family member of a director or officer, immediate family member of any nominee for director, security holder that beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to its outstanding shares, or immediate family member of any such security holder, since the beginning of fiscal year 2021, has any material interest, direct or indirect, in any transaction or in any presently proposed transaction with the Company where the amount involved exceeds $120,000 which has or will materially affect the Company.

Chief Legal Officer and Executive Chairman of the Board of Directors, William J. Clough’s son, Nicholas J. Clough, serves as Operations Director for Orbital Energy Group. Additional Information on Nicholas Clough’s compensation is included in Note 11 Related Party Transactions, to the Consolidated Financial Statements under Part II, Item 8, ‘‘Financial Statements and Supplementary Data’’ of our Form 10-K filed with the SEC on March 31, 2022.

On November 17, 2021, the Company entered into two unsecured promissory notes, one with Kurt A. Johnson, Jr., for $34,256,000 and the second for $51,384,000 with Tidal Power Group LLC. These promissory notes bear an interest rate of 6% per annum and were due on May 17, 2022. On December 10, 2021, Kurt A. Johnson, Jr. received an additional unsecured promissory note in the principal sum of $1,090,000 also with a 6% per annum interest rate in exchange for a reduction of shares issued to Kurt of 400,000.

In March 2022, the Company reached an agreement with Kurt Johnson and Tidal Power to extend the maturity dates for $52 million of promissory notes from the original maturity dated of May 16, 2022 until May 31, 2023. The remaining balance of $35 million remained due in May 2022. The Company also agreed to reduce the restriction period under the Tidal lockup letter from two years to one year and to the extent that if the value of the shares previously issued to Tidal Power were less than $4.00 per share upon expiration of the restriction period, the Company has agreed to pay additional consideration to Tidal Power so that the value of Tidal Power’s shares are equal to no less than $28,852,844. For the Johnson lockup letter, the Company agreed to pay additional consideration to Mr. Johnson upon expiration of the restriction period so that the value of his stock consideration is no less than $17,635,228, which is equal to $4.00 per common share. Any shortfall would be made up by issuing Mr. Johnson additional common shares.

On April 29, 2022, the Company reached an agreement with the Front Line Power Construction, LLC Sellers to pay $20 million of the $35 million due May 16, 2022 by May 6, 2022 and to extend the remaining $15 million to a due date of December 31, 2022. The Company made the $20 million payment.

The Company’s Front Line Power Construction, LLC subsidiary has an operating lease for a facility with Danbury Property Company, LLC in Rosharon, Texas with a based rental of $10,500 per month. Danbury Property Company, LLC is owned by Kurt Johnson and Tidal Power, which are greater than 5%shareholders of Orbital Energy Group, Inc.

The Company’s Front Line Construction, LLC subsidiary has an operating lease for a facility with Manvel Property Management in Rosharon, Texas with a base rent of $4,000 per month. Tidal Power, a greater than 5% shareholder of Orbital Energy Group, Inc. has an ownership interest in Manvel Property Management.

The Company’s Front Line Power Construction, LLC subsidiary has an operating lease for a facility with Oak Property Group in Rosharon, Texas with a base rent of $2,000 per month. Tidal Power, a greater than 5% shareholder of Orbital Energy Group, Inc. has an ownership interest in Oak Property Group.

Kurt Johnson, has an employment contract with the Company’s Front Line Power Construction, LLC subsidiary with a base compensation ranging up to $250,000 per year.

Director and Executive Officer Compensation

Please see "Summary Compensation Table" and "Director Compensation" for information regarding compensation of directors and executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding the agreements, see " Summary Compensation Table” and the footnote narrative thereto and “Outstanding Equity Awards at Fiscal Year End.”

Director and Officer Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Colorado law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or executive officer.

Legal Proceedings

No director, officer or affiliate of Orbital Energy Group, Inc., any owner of record or beneficially of more than five percent of any class of voting securities of Orbital Energy Group, Inc. or any associate of any such director, officer, affiliate of Orbital Energy Group, Inc. or security holder is a party adverse to Orbital Energy Group, Inc. or any of its subsidiaries or has a material interest adverse to Orbital Energy Group, Inc. or any of its subsidiaries.

Principal Accountant Fees and Services

Fees or controlled billings for services billed by the Company’s principal accountant, Grant Thornton LLP, were as follows:

	For the Years Ended December 31,
(In thousands)	2021	2020
Audit fees (1)	$1,064	$725
Tax fees and other fees (2)	242	106
Total Fees	$1,306	$831

(1)

Includes fees for audit of the Company's consolidated financial statements, review of the related quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with the statutory and regulatory filings, including reviews of documents filed with the SEC.

(2)	Includes fees for tax planning and tax compliance/preparation fees for professional services rendered by our independent registered public accounting firm to certain subsidiaries of the Company.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, the Audit Committee has adopted an informal approval policy that it believes will result in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm.

Representatives of Grant Thornton LLP are expected to be available by teleconference at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Expenses of Issuance and Distribution

The following table sets forth an estimate of the various expenses, which will be incurred in connection with the issuance and distribution of this proxy statement. OEG will be responsible for these expenses:

Printing and Distribution Expenses	$10,000
Legal Fees and Expenses	40,000
Accounting Fees and Expenses	25,000
Miscellaneous expenses	5,000
Total	$70,000

Where You Can Find Additional Information

The Company will provide to each person to whom a proxy statement is delivered:

•	a copy of any or all the information that has been incorporated by reference in the proxy statement, but not delivered with the proxy statement;
•	we will provide this information upon written or oral request;
•	we will provide this information at no cost to the requester.

Contact us at: Orbital Gas Systems, North America, Inc., 1924 Aldine Western, Houston, Texas 77038; phone us at (832) 467‑1420; email us at Investors@OrbitalEnergyGroup.com or view copies online at www.OrbitalEnergyGroup.com.

You may read and copy all or any portion of the proxy statement or any other information, which we filed at the SEC's public reference rooms in Washington, D.C., New York City and Chicago, Illinois. The address for the SEC's public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 "F" Street, N.E., Washington, DC 20549. You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov and our Company website at www.OrbitalEnergyGroup.com.

Shareholder Proposals for the 2023 Annual Meeting of Stockholders

Under the Security and Exchange Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Orbital Energy Group’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders, the Corporate Secretary of Orbital Energy Group must receive the written proposal at our principal executive offices no later than May 27, 2023; provided, however, that in the event that we hold our 2023 Annual Meeting of stockholders more than 60 days before or after the one-year anniversary date of the 2022 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received in a Form 8-K or under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of our bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Orbital Energy Group Global, Inc.

Attn: Corporate Secretary

1924 Aldine Western

Houston, Texas 77038

Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2023 Annual Meeting because there are other requirements in the proxy rules and our bylaws.

Annual Report

A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-K, 10-K/A, OUR MOST RECENT QUARTERLY FORM 10-Q AND THIS PROXY STATEMENT ARE AVAILABLE TO YOU ON THE INTERNET OR, UPON YOUR REQUEST, WILL BE PROMPTLY MAILED TO YOU, PROVIDED YOU ARE A STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. THE NOTICE, WHICH WAS MAILED TO YOU, INSTRUCTS YOU AS TO HOW YOU MAY ACCESS AND REVIEW ALL OF THE PROXY MATERIALS ON THE INTERNET. IF YOU WOULD LIKE TO RECEIVE A PAPER OR EMAIL COPY OF OUR PROXY MATERIALS, YOU SHOULD FOLLOW THE INSTRUCTIONS FOR REQUESTING SUCH MATERIALS IN THE NOTICE.

Appendix

Annex A (“Excerpt from Orbital Energy Group 2020 Incentive Award Plan”)

EXCERPT from

ORBITAL ENERGY GROUP

2020 INCENTIVE AWARD PLAN

(as amended October 12, 2021)

11.27 “Overall Share Limit” means the total number of Shares reserved and available for grant and issuance pursuant to this Plan, as of the date of adoption of the Plan by the Stockholders, is Five Million (5,000,000) Shares. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

This number of Overall Share Limit shares was increased by 5,000,000 by the shareholders at their Annual Stockholders Meeting held on October 12, 2021.

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Annex B (“Plan of Conversion”)

Plan of Conversion of

Orbital Energy Group, Inc., a Colorado corporation,

into

Orbital Infrastructure Group, Inc., a Texas corporation

This PLAN OF CONVERSION (this “Plan”), dated as of April __, 2022, is hereby adopted by Orbital Energy Group, Inc., a Colorado corporation (“Orbital Energy Group, Inc.”), in order to set forth the terms, conditions and procedures governing the conversion of Orbital Energy Group, Inc., a Colorado Corporation, into Orbital Infrastructure Group, Inc., a Texas corporation (“Orbital Infrastructure Group, Inc.”) pursuant to Section 7-111-101.5 of the Colorado Business Corporation Act, as amended (the “CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act, as amended (the “CCAA”) and the Texas Business Organizations Code (the “TBOC”) Title 1, Chapter 10, Subchapter C.

WHEREAS, the Orbital Energy Group, Inc. Board of Directors has approved the Conversion (as defined below) and submitted this Plan to the shareholders of Orbital Energy Group, Inc. for approval, and the shareholders have approved this Plan.

NOW, THEREFORE, Orbital Energy Group, Inc. does hereby adopt this Plan to effectuate the conversion of Orbital Energy Group, Inc. into Orbital Infrastructure Group, Inc., a Texas corporation, as follows:

1.    Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the TBOC, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and the TBOC, Title 1, Chapter 10, Subchapter C, Orbital Energy Group, Inc. shall convert (referred to herein as the “Conversion”) into a Texas corporation named “Orbital Infrastructure Group, Inc.” (referred to herein as “Orbital Infrastructure Group, Inc.”) at the Effective Time (as defined in Section 3 below). Orbital Infrastructure Group, Inc. shall thereafter be subject to all of the provisions of the TBOC.

Orbital Energy Group, Inc. was initially formed as a Colorado for profit corporation on April 21, 1998, and maintains its principle corporate executive offices at 1924 Aldine Western, Houston, Texas 77038-1204. This location shall continue as the corporate executive offices following the intended Conversion. The existence of Orbital Infrastructure Group, Inc. shall be deemed to have commenced on the date Orbital Energy Group, Inc. commenced its existence in Colorado. Following the Conversion, Orbital Energy Group, Inc. will no longer conduct any business activity in Colorado.

2.    Effect of Conversion. Following the Conversion, Orbital Infrastructure Group, Inc. shall, for all purposes of the laws of the State of Texas and Colorado, be deemed to be the same entity as Orbital Energy Group, Inc. Upon the Effective Time, all of the rights, privileges and powers of Orbital Energy Group, Inc., and all property, real, personal and mixed, and all debts due to Orbital Energy Group, Inc., as well as all other things and causes of action belonging to Orbital Energy Group, Inc., shall remain vested in Orbital Infrastructure Group, Inc. and shall be the property of Orbital Infrastructure Group, Inc. and the title to any real property vested by deed or otherwise in Orbital Energy Group, Inc. shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of Orbital Energy Group, Inc. shall be preserved unimpaired, and all debts, liabilities and duties of Orbital Energy Group, Inc. shall remain attached to Orbital Infrastructure Group, Inc. and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Texas corporation.

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The rights, privileges, powers and interests in property of Orbital Energy Group, Inc., as well as the debts, liabilities and duties of Orbital Energy Group, Inc., shall be deemed, as a consequence of the Conversion, to have been transferred to Orbital Infrastructure Group, Inc. for any purpose of the laws of the State of Texas. The Conversion shall not be deemed to affect any obligations or liabilities of Orbital Energy Group, Inc. incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Orbital Energy Group, Inc. shall not be required to wind up its affairs or pay its liabilities and distribute its assets and the Conversion shall not be deemed to constitute a dissolution of Orbital Energy Group, Inc. and shall constitute a continuation of the existence of Orbital Energy Group, Inc. in the form of Orbital Infrastructure Group, Inc., a Texas corporation. Orbital Infrastructure Group, Inc. is the same entity as Orbital Energy Group, Inc.

3.    Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 14 hereof, the Conversion shall be effected as soon as practicable after the shareholders of Orbital Energy Group, Inc. have approved this Plan. Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201.7 of the CCAA substantially in the form of Exhibit A hereto (the “Colorado Statement of Conversion”) and (b) the filing with the Secretary of State of the State of Texas of (i) a duly executed Certificate of Conversion meeting the requirements of TBOC, Title 1, Chapter 10, Subchapter C in substantially the form of Exhibit B hereto (the “Texas Certificate of Conversion”), and (ii) a duly executed Certificate of Formation of Orbital Infrastructure Group, Inc. in the form specified below (the “Effective Time”).

4. Governance and Other Matters Related to Orbital Infrastructure Group, Inc.

a. Certificate of Formation. At the Effective Time, the Certificate of Formation of Orbital Infrastructure Group, Inc. shall be as set forth in substantially the form of Exhibit C attached hereto (the “Certificate of Formation”) and shall be filed with the Secretary of State of Texas.

b. Bylaws. At the Effective Time, the Bylaws of Orbital Infrastructure Group, Inc. shall be as set forth in substantially the form of Exhibit D attached hereto (the “Bylaws”), and shall be adopted as such by the Board of Directors of Orbital Infrastructure Group, Inc. Thereafter, the Bylaws may be amended by the Board of Directors or stockholders of Orbital Infrastructure Group, Inc. as provided in the Bylaws and, as applicable, the Certificate of Formation.

c. Directors and Officers. The members of the Board of Directors and the officers of Orbital Energy Group, Inc. immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of Orbital Infrastructure Group, Inc., respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal.

5.    Effect of the Conversion on the Common Stock of Orbital Energy Group, Inc.. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of Orbital Energy Group, Inc., Orbital Infrastructure Group, Inc. or any shareholder or stockholder thereof, respectively, each share of common stock, par value $.001 per share, of Orbital Energy Group, Inc. (the “Orbital Energy Group, Inc. Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of Orbital Infrastructure Group, Inc. (the “Orbital Infrastructure Group, Inc. Common Stock”).

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6.    Effect of the Conversion on Outstanding Warrants or Other Rights of Orbital Energy Group, Inc. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of Orbital Energy Group, Inc., Orbital Infrastructure Group, Inc. or any shareholder or stockholder thereof, respectively, each warrant or other right, of Orbital Energy Group, Inc. (the “Orbital Energy Group, Inc. Warrant or Other Right”), shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Orbital Infrastructure Group, Inc.

7.    Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Orbital Energy Group, Inc. Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Orbital Infrastructure Group, Inc. Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of Orbital Infrastructure Group, Inc. or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Orbital Infrastructure Group, Inc. or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Orbital Infrastructure Group, Inc. evidenced by such outstanding certificate as provided herein.

8.    Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, equity incentive plan, stock purchase plan, restricted stock unit agreement, cash-settled performance unit, stock option agreement, stock appreciation rights agreement and other similar plans and agreements to which Orbital Energy Group, Inc. is then a party shall be automatically assumed by, and continue to be the plan of, Orbital Infrastructure Group, Inc., without further action by Orbital Energy Group, Inc. or Orbital Infrastructure Group, Inc. or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, equity incentive plan, restricted stock unit, cash-settled performance unit, stock option agreement, stock appreciation rights agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, Orbital Energy Group, Inc. Common Stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Orbital Infrastructure Group, Inc. Common Stock.

9.    Outstanding Awards. At the Effective Time, all outstanding stock options, purchase rights, restricted stock awards, restricted stock units, stock appreciation rights agreement and other stock awards relating to the Orbital Energy Group, Inc. Common Stock shall, by virtue of the Conversion and without any further action on the part of Orbital Energy Group, Inc., Orbital Infrastructure Group, Inc. or the holder thereof, continue on the same terms and conditions and be assumed by Orbital Infrastructure Group, Inc., provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Orbital Infrastructure Group, Inc. Common Stock.

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10.    Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, Orbital Infrastructure Group, Inc. shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a Texas corporation. As required or appropriate, following the Effective Time, all real, personal or intangible property of Orbital Energy Group, Inc. which was titled or registered in the name of Orbital Energy Group, Inc. shall be re-titled or re-registered, as applicable, in the name of Orbital Infrastructure Group, Inc. by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

11.    Further Assurances. If, at any time after the Effective Time, Orbital Infrastructure Group, Inc. shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in Orbital Infrastructure Group, Inc. its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Orbital Energy Group, Inc., or to otherwise carry out the purposes of this Plan, Orbital Infrastructure Group, Inc. and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of Orbital Energy Group, Inc., all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of Orbital Energy Group, Inc., all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in Orbital Infrastructure Group, Inc. its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Orbital Energy Group, Inc., or to otherwise carry out the purposes of this Plan and the Conversion.

12.    Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of Orbital Energy Group, Inc. and, upon the Effective Time, by the Board of Directors of Orbital Infrastructure Group, Inc., (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of Orbital Energy Group, Inc. or Orbital Infrastructure Group, Inc., as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

13.    Texas Indemnification Agreements. As promptly as practicable following the Effective Time, Orbital Infrastructure Group, Inc. shall enter into an indemnification agreement with each member of the Board of Directors of Orbital Infrastructure Group, Inc. and each executive officer of Orbital Infrastructure Group, Inc. .

14.    Amendment. This Plan may be amended or modified by the Board of Directors of Orbital Energy Group, Inc. at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of Orbital Energy Group, Inc. shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the TBOC, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of Orbital Energy Group, Inc..

5

15.    Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of Orbital Energy Group, Inc., notwithstanding the approval of this Plan by the shareholders of Orbital Energy Group, Inc., or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of Orbital Energy Group, Inc., such action would be in the best interest of Orbital Energy Group, Inc. and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of Orbital Energy Group, Inc. or its Board of Directors or shareholders with respect thereto.

16.    Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

17.    Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, Orbital Energy Group, Inc., a Colorado corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

Orbital Energy Group, Inc.

a Colorado corporation

By: ___________________________

William J. Clough

Executive Chairman and CLO

Attached hereto:

Exhibit A, Colorado Statement of Conversion

Exhibit B, Texas Certificate of Conversion

Exhibit C, Certificate of Formation

Exhibit D, Bylaws

6

Annex C (“Colorado Statement of Conversion”)

Form must be filed electronically.
Paper forms are not accepted.
This copy is a sample and cannot be submitted for filing.

SAMPLE - DO NOT SUBMIT

Statement of Conversion Converting a Domestic Entity into a Foreign Entity filed pursuant to § 7-90-201.7 (1) and § 7-90-204.5 of the Colorado Revised Statutes (C.R.S.)

1. For the converting entity, its ID number, entity name, form of entity, jurisdiction under the law of which it is formed, and principal office address are

ID number: 19981073965
(Colorado Secretary of State ID number)

Entity name: Orbital Energy Group, Inc.

Form of entity: Corporation

Jurisdiction: Colorado

Principal office street address: 1924 Aldine Western
(Street number and name)

Houston *(City)* TX *(State)* 77038 *(ZIP/Postal Code)*
(Province – if applicable) USA *(Country)*

Principal office mailing address
(leave blank if same as street address)
(Street number and name or Post Office Box information)

(City) *(State)* *(ZIP/Postal Code)*
(Province – if applicable) *(Country)*

2. For the resulting entity, its true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

True name: Orbital Infrastructure Group, Inc.

Form of entity: Corporation

Jurisdiction: Texas

Street address: 1924 Aldine Western
(Street number and name)

Houston *(City)* TX *(State)* 77038 *(ZIP/Postal Code)*
(Province – if applicable) USA *(Country)*

Mailing address
(leave blank if same as street address)
(Street number and name or Post Office Box information)

CONV_FOR_1 Page 1 of 3 Rev. 2/26/2008

7

______ ______ ______
(City) *(State)* *(ZIP/Postal Code)*

______ ______.
(Province – if applicable) *(Country)*

3. The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

4. *(Mark the applicable box and complete the statement. **Caution:** Mark only one box.)*

   [X] The resulting foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

   OR

   [ ] The resulting foreign entity maintains a registered agent to accept service pursuant to section 7-90-204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent's name and address are

Name
(if an individual) ______ ______ ______ ______
(Last) *(First)* *(Middle)* *(Suffix)*

OR

(if an entity) ______
***(Caution:** Do not provide both an individual and an entity name.)*

Street address ______
(Street number and name)

______

______ CO ______
(City) *(State)* *(ZIP Code)*

Mailing address ______
(leave blank, if same as street address) *(Street number and name or Post Office Box information)*

______

______ CO ______
(City) *(State)* *(ZIP Code)*

5. *(If applicable, adopt the following statement by marking the box and include an attachment.)*

   [ ] This document contains additional information as provided by law.

6. ***(Caution:** Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

   (If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
   The delayed effective date and, if applicable, time of this document are ______.
   (mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

SAMPLE - DO NOT SUBMIT

CONV_FOR_1 Page 2 of 3 Rev. 2/26/2008

8

Barrett Brian J.
1900 Wazee Street
Suite 300
Denver CO 80202
USA

9

Annex D (“Texas Certificate of Conversion”)

Certificate of Conversion

Converting a Foreign Entity to a Texas Filing Entity

This Certificate of Conversion dated July __, 2022, is filed on behalf of Orbital Infrastructure Group, Inc., a Texas corporation, which Certificate of Formation, Exhibit A, was formed pursuant to a signed Plan of Conversion, Exhibit B, on or about July __, 2022, Texas file number ______.

The Plan of Conversion, a copy of which is on file at the corporate principal place of business, 1924 Aldine Western, Houston, Texas 77038-1204, includes the details of converting Orbital Energy Group, Inc., a Colorado corporation, (the “converting entity”) to Orbital Infrastructure Group, Inc., a Texas corporation, (the “converted entity”) which Plan of Conversion was approved by the shareholders of the converting entity as required by the laws of Colorado and the converting entity’s governing documents and is signed on behalf of the converting entity. The Plan of Conversion will be, on written request, furnished without cost, by Orbital Infrastructure Group, Inc. to any owner or member of the converting entity or the converted entity.

Orbital Infrastructure Group, Inc., the converted entity, affirms its liable for payment of Texas franchise taxes.

IN WITNESS WHEREOF, Orbital Infrastructure Group, Inc., a Texas corporation, has caused this Certificate of Conversion to be executed by its duly authorized representative as of the date first stated above.

Orbital Infrastructure Group, Inc.,

a Texas corporation

By: ___________________________

William J. Clough

Executive Chairman and CLO

Attached hereto:

Exhibit A, Certificate of Formation

Exhibit B, Plan of Conversion

10

Annex E (the “Certificate of Formation”)

Certificate of Formation

of

Orbital Infrastructure Group, Inc.

a Texas For-Profit Corporation

This Certificate of Formation is submitted for filing pursuant to the applicable provisions of the Texas Business Organizations Code.

ARTICLE I

Entity Name, Type, and Initial Mailing Address

The name of the entity is Orbital Infrastructure Group, Inc. (the "Corporation"). The Corporation is a for-profit corporation. The initial mailing address of the Corporation is 1924 Aldine Western, Houston, Texas 77038-1204.

ARTICLE II

Registered Agent and Registered Office

The initial registered agent of the Corporation is an individual resident of the state whose name is William J. Clough. The business address of the registered agent and the registered office address is 1924 Aldine Western, Houston, Texas 77038-1204.

ARTICLE III
Corporate Address

The address of the Corporation's principal office in this state is: 1924 Aldine Western, Houston, Texas 77038-1204.

ARTICLE IV

Capital

The aggregate number of shares which the corporation shall have the authority to issue is three hundred thirty five million (335,000,000) shares of which a portion shall be common stock and a portion shall be preferred stock, all as described below.

1.    Common Stock. The aggregate number of common shares which the corporation shall have the authority to issue is three hundred twenty five million (325,000,000), each with $0.001 par value which shares shall be designated as “Common Stock.” Subject to all of the rights of the Preferred stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in this Certificate of Formation, including, but not limited to, the following rights and privileges;

a. Dividends may be declared and set apart for payment on the Common Stock or of any assets or funds of the corporation legally available for the payment of dividends;

b. The holders of Common Stock shall have unlimited voting rights, including the right to vote for the election of directors and on all other matters requiring stockholder action. Each holder of Common Stock shall have one vote for each share of Common Stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors wherein each holder of Common Stock shall have as many votes for each share of Common Stock held by him as there are directors to be elected and for whose election the holder of Common Stock has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

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c. On the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and after paying or adequately providing for the payment of all of its obligations and amounts payable in liquidation, dissolution or winding up, and subject to the rights of the holders of Preferred Stock, if any, the net assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

2.    Preferred Stock. The aggregate number of preferred shares which this corporation shall have the authority to issue is ten million (10,000,000) shares, each with $0.001 par value, which shares shall be designated “Preferred Stock.” Shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. The Board of Directors is hereby authorized, by resolution or resolutions, to provide from time to time, out of the unissued shares of Preferred Stock, not then allocated to any series of Preferred Stock, for a series of the Preferred Stock. Each such series shall have distinctive serial designations. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix and determine, and is hereby expressly empowered to fix and determine, by resolution or resolutions, the voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as provided by Texas law.

ARTICLE V

Perpetual Existence

The Corporation shall have perpetual existence.

ARTICLE VI

Formation Purpose

The Corporation is formed for the purpose of transacting any and all lawful business for which a for-profit corporation may be organized under the Texas Business Organizations Code.

ARTICLE VII

Plan of Conversion

This Certificate of Formation is being filed under a plan of conversion. The name of the prior corporation is Orbital Energy Group, Inc., formed on April 21, 1998, pursuant to the laws of Colorado and located at 1924 Aldine Western, Houston, Texas 77038-1204.

ARTICLE VII

Special Shareholder Meetings

Special shareholders’ meetings may be called by the Executive Chairman, Chief Executive Officer, board of directors, holders of not less than 35% of all of the shares entitled to vote at the proposed meeting or such additional parties as authorized by the bylaws.

ARTICLE IX

Shareholder Action by Less than Unanimous Written Consent.

Any action required or permitted by the Texas Business Organizations Code, this Certificate of Formation, or this Corporation's Bylaws to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if one or more written consents setting forth the action so taken shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted, constituting at least a majority of the outstanding shares entitled to vote thereon.

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Notwithstanding anything contained in this Certificate of Formation to the contrary, the affirmative vote of at least a majority of the then outstanding voting shares of the Corporation shall be required to amend, repeal, or adopt any provision inconsistent with this Article if such a resolution is submitted by the board of directors to the shareholders for consideration.

ARTICLE X

Voting Quorum

Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders one-third of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.

ARTICLE XI

Preemptive Rights

A shareholder of the corporation shall not be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued shares of stock of the corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares, or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares.

ARTICLE XII

Cumulative Voting

The shareholders shall not be entitled to use cumulative voting in the election of directors.

ARTICLE XIII

Initial Board of Directors

The initial board of directors of the corporation shall consist of the following nine named individuals, who shall serve as directors until the next annual meeting of shareholders or until their successor is elected and qualified, is as follows: James F. O’Neil, William J. Clough, Corey A. Lambrecht, C. Stephen Cochennet, Sarah Tucker, Jerry Sue Thornton, Paul T. Addison, LaForrest V. Williams. The address as to all is: 1924 Aldine Western, Houston, Texas 77038-1204.

The number of directors shall be fixed in accordance with the bylaws, or if the bylaws fail to fix such number, then by resolution adopted from time to time by the board of directors, provided that the number of directors shall not be less than one (1). At present the number of directors is set at no more than twelve.

ARTICLE XIV
Bylaws Amendment

Corporate Bylaws may be amended by the vote of at least two-thirds of the members of the board of directors or by two-thirds of the holders of the outstanding shares entitled to vote, provided that any amendment to the Bylaw Anti-takeover Provisions requires approval by either (i) a majority of the continuing and unaffiliated directors and holders of a majority of the Company’s outstanding shares or (ii) a majority of all of the Company’s directors and holders of at least 66 2/3% of the Company’s outstanding shares not held by the “affiliated shareholder”.

ARTICLE XV

Certificate of Formation Amendment

An amendment to the certificate of formation requires the approval by holders of a majority of the outstanding shares entitled to vote thereon.

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ARTICLE XVI

Effectiveness of Filing

This Certificate of Formation becomes effective when it is filed by the Texas Secretary of State.

ARTICLE XVII

Director's Limited Liability

A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except to the extent the director is found liable for: (1) a breach of the director's duty of loyalty to the Corporation or its shareholders; (2) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law; (3) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's duties; or (4) an act or omission for which the liability of a director is expressly provided by an applicable statute.

ARTICLE XVIII

Indemnification

1.         Pursuant to the terms of the Texas Business Organizations Code, Title 1, Chapter 8, Subchapters A-C, as amended from time to time (the “Indemnification Sections”), the Corporation shall indemnify and advance expenses to a director or officer in connection with a proceeding to the fullest extent permitted or required by and in accordance with the Indemnification Sections.

2.         The Corporation may, as determined by the Board of Directors of the Corporation in a specific instance or by resolution of general application, indemnify and advance expenses to an employee, fiduciary, agent or such other nongoverning persons in connection with a proceeding to the extent permitted or required by and in accordance with the Indemnification Sections.

3.         This Article XVIII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Formation, any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. The rights provided under this Article shall continue as to a person who has ceased to be in this position which entitled him to such indemnification and shall inure to the benefit of the heirs, estate or personal representative of such a person. This Article shall not be deemed to preclude the Corporation from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors of the Corporation may determine in a specific instance or by resolution of general application.

ARTICLE XIX

Directors’ Conflicting Interests Transactions

1.         Conflicting Interest Transaction. As used in this section, “conflicting interest transaction” means any of the following:

(a)         A loan or other assistance by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest;

(b)         A guaranty by the corporation of an obligation of a director of the corporation or of any obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or

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(c)         A contract or transaction between the corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest.

“Conflicting interest transaction” shall not include any transactions which are deemed not to be conflicting interest transactions under the Texas Business Organizations Code (TBOC), as amended.

2.         Effect of Conflicting Interest Transaction. No conflicting interest transaction shall be void or voidable or be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the corporation’s board of directors or of the committee of the board of directors which authorizes, approves, or ratifies the conflicting interest transaction or solely because the director’s vote is counted for such purpose if:

(a)         The material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors of the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

(b)         The material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the shareholders; or

(c)         The conflicting interest transaction is fair as to the corporation.

3.         Common or Interested Directors. Common or interested directors may be counted in determining the presences of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.

4.         Notice to Shareholders. The board of directors of the corporation or a committee thereof shall not authorize a loan, by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest, or a guaranty, by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest, as provided in paragraph (a) of section (2) of this Article until at least ten (10) days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

ARTICLE XX

Distributions to Shareholders

The corporation may pay distributions on its shares without considering the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution to shareholders whose preferential rights are superior to those receiving the distributions.

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ARTICLE XXI
Merger or Other Business Combination

Any merger or other business combination with a third party requires the approval of such transactions by affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote required shall be the affirmative vote of the holders of a majority of the outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon.

ARTICLE XXII

Sale, Lease, or Exchange of Corporate Assets

The sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of the corporation requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon.

ARTICLE XXIII

Execution

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

IN WITNESS WHEREOF, the above named incorporator signed this Certificate of Formation on July __, 2022.

____________________________

William J. Clough,

Executive Chairman and

Chief Legal Officer of

Orbital Energy Group, Inc., the converting entity,

Orbital Infrastructure Group, Inc., the converted entity,

And Texas Resident Agent for the converted entity.

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Annex F (“Texas Bylaws”)

BYLAWS

of

Orbital Infrastructure Group, Inc.

a Texas Corporation

CONTENTS
ARTICLE I	7
OFFICES	7
Section 1.1 Registered Office	7
Section 1.2 Other Offices.	7
ARTICLE II	7
STOCKHOLDERS	7
Section 2.1 Annual Meeting.	7
Section 2.2 Special Meetings.	7
Section 2.3 Place of Meetings.	8
Section 2.4 Notice	9
Section 2.5 Setting a Record Date for Stockholder Meetings	9
Section 2.6 Quorum	9
Section 2.7 Adjourned Meetings	10
Section 2.8 Voting by Stockholders on Matters Other Than the Election of Directors	10
Section 2.9 Voting by Stockholders in the Election of Directors	10
(a) Resignation of Incumbent Director Who Fails to Receive a Majority Vote.	10
(b) Definition of “Compelling Reason”	10
(c) Acceptance or Non-Acceptance of a Director’s Resignation.	11
(d) Failure of a Non-Incumbent Director to Win Election.	11
(e) Filling Vacancies.	11
(f) Nominees to Agree in Writing to Abide by this Bylaw.	11
(g) Majority Vote Defined.	11
(h) Vote Standard in Contested Elections.	11
Section 2.10 Voting Rights	11
(a) One Vote per Share	11
(b) No Cumulative Voting	11
(c) Voting by Ballot	11
Section 2.11 Proxies	12
Section 2.12 Action by Written Consent	12
(a) General	12
(b) Inspectors of Written Consent	13
(c) Effectiveness of Action by Written Consent	13

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(d) Notice of Action by Written Consent.	13
(e) Setting a Record Date for Action by Written Consent.	13
Section 2.13 Stock Records	14
Section 2.14 Notice of Stockholder Nominations and Other Business	14
(a) Annual Meetings of Stockholders.	14
(1) Nominations and Other Business.	14
(2) Timely Advance Notice in Writing.	14
(3) Increased Number of Directors.	17
(b) Director Nominations-Special Meetings of Stockholders	17
(c) General.	18
(1) Procedure to be Followed.	18
(2) Public Announcement.	18
(3) Comply with the Exchange Act	18
(d) Stockholder Access to the Corporation’s Proxy Materials.	19
(1) Right of Access	19
(2) Eligibility.	19
(3) Process.	20
(4) Other Requirements	21
(5) Definitions.	22
Section 2.15 Submission of Questionnaire, Representation and Agreement.	24
Section 2.16 Court Ordered Meetings.	24
Section 2.17 Voting of Shares by Certain Stockholders	25
Section 2.18 Waiver of Notice.	25
Section 2.19 Conduct of Meetings.	26
ARTICLE III	26
BOARD	26
Section 3.1 General Powers	26
Section 3.2 Performance of Duties	27
Section 3.3 Number, Tenure and Qualifications.	27
Section 3.4 Executive Chairman of the Board	27
Section 3.5 Quorum, Required Vote and Adjournment.	27
Section 3.6 Regular Meetings.	27
Section 3.7 Special Meetings.	27
Section 3.8 Notice	28
Section 3.9 Manner of Acting	28
Section 3.10 Informal Action by Directors or Committee Members	28

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19

20

21

BYLAWS

of

Orbital Infrastructure Group, Inc.

ARTICLE I

OFFICES

Section 1.1 Registered Office. The registered office of the corporation shall be located at the corporation’s principal place of business or at the office of the person or entity then acting as the corporation’s registered agent in Texas. The registered office and/or registered agent of the corporation may be changed from time to time by resolution of the Board of Directors (the “Board”).

Section 1.2 Other Offices. The corporation may also have offices at such other places as the Board may from time to time determine or the business of the corporation may require.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board, the Executive Chairman of the Board (the “Executive Chairman”), or the Chief Executive Officer, which date shall not be a legal holiday, in the place, if any, where the meeting is to be held. The Board acting pursuant to a resolution adopted by the majority of the Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders, before or after the notice for such meeting has been sent to the stockholders.

Section 2.2 Special Meetings. Special meetings of stockholders may be called for any purpose and may be held at such time and place as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting.

(a) A special meeting of stockholders may be called at any time by the Executive Chairman, Chief Executive Officer, President or, if directed by resolution of the Board, the Secretary.

(b) A special meeting of stockholders shall be called by the Secretary at the written request (“Special Meeting Request”) of holders of record of at least 35% of the outstanding common stock of the corporation entitled to vote on the matter or matters to be brought before the proposed special meeting (the “Requisite Percentage”). A Special Meeting Request to the Secretary shall be signed by each stockholder requesting the special meeting (each, a “Requesting Stockholder”) and shall be accompanied by a notice setting forth the information required by Section 2.14(a)(2)(A)-(D) of this Bylaw, as if such Section were applicable to Special Meeting Requests. Requesting Stockholders who collectively hold at least the Requisite Percentage on the date the Special Meeting Request is submitted to the Secretary must (i) continue to hold at least the number of shares of common stock set forth in the Special Meeting Request with respect to each such Requesting Stockholder through the date of the special meeting and (ii) submit a written certification (an “Ownership Certification”) confirming the continuation of such holdings on the business day immediately preceding the special meeting, which Ownership Certification shall include the information required by Section 2.14(a)(2)(A) of this Bylaw as of the date of such special meeting with respect to each such Requesting Stockholder.

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(c) A special meeting called pursuant to Section 2.2 of this Bylaw shall be held at such date, time and place as may be set by the Board in accordance with these Bylaws; provided, however, that the date of any special meeting called pursuant to Section 2.2(b) of this Bylaw shall not be more than 90 days after a Special Meeting Request that satisfies the requirements of this Section 2.2 is received by the Secretary. The day, place and hour of such special meeting shall be set forth in the notice of special meeting. If a valid Special Meeting Request is received by the Secretary subsequent to a valid Special Meeting Request and before the date of the corresponding special meeting of stockholders, all items of business contained in such Special Meeting Requests may be presented at one special meeting.

(d) Notwithstanding the foregoing provisions of this Section 2.2, a special meeting requested by stockholders pursuant to Section 2.2(b) of this Bylaw shall not be held if (i) the Special Meeting Request does not comply with this Section 2.2; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) the Special Meeting Request is received by the corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (iv) an annual or special meeting of stockholders that included a substantially similar item of business (“Similar Business”) (as determined in good faith by the Board) was held not more than 120 days before the Special Meeting Request was received by the Secretary; (v) the Board has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Special Meeting Request is received by the Secretary and the Board determines in good faith that the business to be conducted at such meeting includes the Similar Business; (vi) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable law; or (vii) two or more special meetings of stockholders called pursuant to the request of stockholders have been held within the 12-month period before the Special Meeting Request was received by the Secretary. For purposes of this Section 2.2(d), the nomination, election or removal of directors shall be deemed to be Similar Business with respect to all items of business involving the nomination, election or removal of directors, changing the size of the Board and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

(e) Any Requesting Stockholder may revoke such stockholder’s participation in a Special Meeting Request at any time by written revocation delivered to the Secretary and if, following any such revocation, there are outstanding un-revoked requests from stockholders holding less than the Requisite Percentage in accordance with this Section 2.2, the Board may, in its discretion, cancel the special meeting. If none of the Requesting Stockholders appears or sends a duly authorized agent to present the business to be presented for consideration that was specified in the Special Meeting Request, or if the Ownership Certification does not satisfy the requirements set forth in Section 2.2(b) of this Bylaw, the corporation need not present such business for a vote at such special meeting.

(f) Business conducted at a special meeting requested by stockholders pursuant to Section 2.2(b) of this Bylaw shall be limited to the matters described in the applicable Special Meeting Request; provided that, nothing herein shall prohibit the Board from submitting matters to the stockholders at any such special meeting requested by stockholders.

Section 2.3 Place of Meetings. Annual and special meetings may be held at such place as the Board may determine.

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Section 2.4 Notice. Written notice stating the place, day and hour of the meeting of stockholders shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, except that (i) if the number of authorized shares is to be increased, at least thirty (30) days’ notice shall be given, or (ii) any other longer notice period is required by the Texas Business Organizations Code (the “TBOC”). Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the Certificate of Formation of the corporation, (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation's shares will be acquired, (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation or of another entity which this corporation controls, in each case with or without the goodwill, (iv) a dissolution of the corporation, or (v) any other purpose for which a statement of purpose is required by the TBOC. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication, by or at the direction of the Executive Chairman, Chief Executive Officer, Chief Legal Officer, President, or the Secretary, or the officer or other persons calling the meeting, to each stockholder entitled to vote at such meeting. If mailed and in a comprehensible form, such notice shall be deemed to be delivered when deposited in the United States mail. If notice is given other than by mail, and provided such notice is in a comprehensible form, the notice is given and effective on the date received by the stockholder.

If three successive letters mailed to the last-known address of any stockholder of record are returned as undeliverable, no further notices to such stockholder shall be necessary until another address for such stockholder is made known to the corporation.

Section 2.5 Setting a Record Date for Stockholder Meetings. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may set a record date, which record date shall not precede the date upon which the resolution setting the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of any such meeting. Only stockholders as of the record date are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof. If no record date is set by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or postponement of the meeting; provided, however, that the Board may set a new record date for the adjourned or postponement meeting.

Section 2.6 Quorum. One-third of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If no specific voting group is designated in the Certificate of Formation or under the TBOC for a particular matter, all outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a voting group. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed one hundred twenty (120) days without further notice. However, if the adjournment is for more than one hundred twenty (120) days, or if after the adjournment a new record date is set for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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Section 2.7 Adjourned Meetings. When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place, if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is set for the adjourned meeting, a new notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as of the new record date.

Section 2.8 Voting by Stockholders on Matters Other Than the Election of Directors. With respect to any matters as to which no other voting requirement is specified by the TBOC , the Certificate of Formation of the corporation (the “Certificate of Formation”) or these Bylaws, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy (as counted for purposes of determining the existence of a quorum) and entitled to vote at a meeting of stockholders at which a quorum is present. In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of the NASDAQ Stock Market, the requirements of Rule 16b-3 under the Exchange Act, or any provision of the Internal Revenue Code of 1986, as amended (the “Code”), including Code Section 162(m), in each case for which no higher voting requirement is specified by the TBOC, the Certificate of Formation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, Rule 16b-3 or such Code provision, as the case may be (or the highest such requirement if more than one is applicable). For the approval of the appointment of independent public accountants (if submitted for a vote of the stockholders), the vote required for approval shall be a majority of the votes cast on the matter.

Section 2.9 Voting by Stockholders in the Election of Directors. Each director to be elected by the stockholders shall be elected by a plurality of the votes cast at any meeting held for the purpose of the election of directors at which a quorum is present, subject to the following provisions:

(a) Resignation of Incumbent Director Who Fails to Receive a Majority Vote. In any non-contested election of directors, any director nominee who is an incumbent director who receives a greater number of votes “withheld” from his or her election (or “against” or “no” votes) than votes “for” such election shall immediately tender his or her resignation to the Board, which resignation shall be irrevocable. Thereafter, the Board shall decide, through a process managed by the Corporate Nominating Committee (and excluding the nominee in question from all Board and Committee deliberations), whether to accept such resignation within 90 days of the date of such resignation. Absent a compelling reason for the director to remain on the Board (as determined by the Board), the Board shall accept the resignation from the director. To the extent that the Board determines that there is a compelling reason for the director to remain on the Board and does not accept the resignation, the Board’s explanation of its decision shall be disclosed promptly in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) or in a press release that is widely disseminated.

(b) Definition of “Compelling Reason”. For purposes of this policy, a “compelling reason” shall be determined by the Board (excluding the nominee in question from all Board and Committee deliberations) and could include, by way of example and without limitation, situations in which a director nominee was the target of a “vote no” or “withhold” campaign on what the Board believes to be an illegitimate or inappropriate basis or if the resignation would cause the corporation to be in violation of its constituent documents or regulatory requirements.

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(c) Acceptance or Non-Acceptance of a Director’s Resignation. If such incumbent director’s resignation is accepted by the Board, then such director shall immediately cease to be a member of the Board upon the date of action taken by the Board to accept such resignation. If such incumbent director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting, or until his or her subsequent resignation or removal.

(d) Failure of a Non-Incumbent Director to Win Election. If any nominee for director who is not an incumbent fails in a non-contested election to receive a majority vote for his or her election at any meeting for the purpose of the election of directors at which a quorum is present, such candidate shall not be elected and shall not take office.

(e) Filling Vacancies. If an incumbent director’s resignation is accepted by the Board pursuant to this Bylaw, or if a non-incumbent nominee for director is not elected, the Board, may, subject to the provisions of Article III of these Bylaws, fill any resulting vacancy pursuant to the provisions of Article III, Section 3.12 of these Bylaws, or may set the size of the Board pursuant to the provisions of Article III, Section 3.3 of these Bylaws.

(f) Nominees to Agree in Writing to Abide by this Bylaw. To be eligible for election as a director of the corporation, each nominee (including incumbent directors and nominees proposed by stockholders in accordance with Article II of these Bylaws) must agree in writing in advance to comply with the requirements of this Article II of these Bylaws.

(g) Majority Vote Defined. For purposes of this Bylaw, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds 50% of the total number of votes cast with respect to that director’s election. Votes “cast” shall include votes “against” and “no” votes, but shall exclude withhold and abstentions with respect to a director’s election or with respect to the election of directors in general.

(h) Vote Standard in Contested Elections. Notwithstanding anything to the contrary contained in this Article II, Section 9 of these Bylaws, in the event of a contested election, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a contested election shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination thereof being made by the Secretary (i) as of the close of the applicable notice of nomination period set forth in Article II, Section 2.14 of these Bylaws based on whether one or more notice(s) of nomination were timely filed in accordance with said Bylaws or (ii) if later, reasonably promptly following the determination by any court or other tribunal of competent jurisdiction that one or more notice(s) of nomination were timely filed in accordance with said Bylaws; provided, that the determination that an election is a contested election by the Secretary pursuant to clause (i) or (ii) shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity.

Section 2.10 Voting Rights.

(a) One Vote per Share. Unless otherwise provided by these Bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders. The corporation is not obligated to issue fractional shares. Only whole shares are entitled to vote.

(b) No Cumulative Voting. No stockholder shall be permitted to cumulate his or her votes in the election for directors or otherwise.

(c) Voting by Ballot. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

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Section 2.11 Proxies. At all meetings of stockholders, a stockholder may vote by proxy by signing an appointment form or similar writing, either personally or by his or her duly authorized attorney-in-fact. A stockholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the stockholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the Secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

Revocation of a proxy does not affect the right of the corporation to accept the proxy's authority unless (I) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a stockholders' meeting of the stockholder who granted the proxy and his or her voting in person on any matter subject to a vote at such meeting.

The death or incapacity of the stockholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment.

The corporation shall not be required to recognize an appointment made irrevocably if it has received a writing revoking the appointment signed by the stockholder (including a stockholder who is a successor to the stockholder who granted the proxy) either personally or by his or her attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the stockholder to another person not to revoke the appointment.

Section 2.12 Action by Written Consent.

(a) General. Any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to the corporation’s principal place(s) of business, or an officer or agent of the corporation having custody of the book or books in which proceedings of meetings of the stockholders are recorded. Delivery made to the corporation’s principal place(s) of business office shall be by hand, by certified or registered mail, return receipt requested, or other receipted delivery, provided, however, that no consent or consents delivered by certified or registered mail or other receipted delivery shall be deemed delivered until received at the registered office. All consents properly delivered in accordance with this Section shall be deemed to be recorded when so delivered. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting of stockholders.

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(b) Inspectors of Written Consent. In the event of the delivery, in the manner provided by Section 2.12(a) of this Bylaw, to the corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage an inspector(s) of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspector(s) to perform such review, no action by written consent without a meeting shall be effective until such date as the inspector(s) certify to the corporation that the consents delivered to the corporation in accordance with Section 2.12(a) of this Bylaw represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the inspector(s), or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(c) Effectiveness of Action by Written Consent. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered to the corporation as required by this Section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded.

(d) Notice of Action by Written Consent. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were recorded.

(e) Setting a Record Date for Action by Written Consent. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may set a record date, which record date shall not precede the date upon which the resolution setting the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution setting the record date is adopted by the Board. Only stockholders as of the record date are entitled to consent to corporate action in writing without a meeting. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board to set a record date. The Board shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution setting the record date (unless a record date has previously been set by the Board pursuant to the first sentence of this Bylaw). If no record date has been set by the Board, pursuant to this Bylaw or otherwise within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Texas, its principal place(s) of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been set by the Board and prior action by the Board is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

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Section 2.13 Stock Records. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at the earlier of ten (10) days before such meeting of stockholders or two business days after notice of the meeting, a complete list of the stockholders entitled to vote at each meeting of stockholders or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be arranged in alphabetical order, within each class or series, and shall show the address of and the number of shares of each class or series held by each stockholder. For the period beginning the earlier of ten (10) days prior to such meeting or two (2) business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any stockholder (including for the purpose of this Section any holder of voting trust certificates) or his or her agent or attorney during regular business hours and during the period available for inspection. The original stock transfer books shall be prima facie evidence as to the stockholders entitled to examine such list or to vote at any meeting of stockholders.

Any stockholder, his or her agent or attorney, may copy the list during regular business hours and during the period it is available for inspection, provided (i) the stockholder has been a stockholder for at least three (3) months immediately preceding the demand or is a stockholder of at least five percent (5%) of all of the outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding stockholder's interest as a stockholder, (iii) the stockholder describes with reasonable particularity the purpose and the list the stockholder desires to inspect, (iv) the list is directly connected with the described purpose; and (v) the stockholder pays a reasonable charge covering the cost of labor and material for such copies.

Section 2.14 Notice of Stockholder Nominations and Other Business.

(a) Annual Meetings of Stockholders.

(1) Nominations and Other Business. Nominations of persons for election to the Board and the proposal of other business to be considered by the corporation’s stockholders may be made at an annual meeting of stockholders (A) by or at the direction of the Board, including pursuant to the corporation’s notice of meeting, or (B) by any stockholder of the corporation who (i) at the time of giving of notice provided for in this Bylaw and at the time of the stockholder meeting (including any adjournment or postponement thereof) is a stockholder of the corporation who has continuously held at least $2,000 in market value, or 1%, of the corporation's securities entitled to be voted at a stockholder meeting for at least one year by the date the proposal is submitted and continue to hold those securities through the date of the stockholder meeting and shall be in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this Bylaw as to such business or nomination; this clause (B) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the corporation’s notice of meeting) before an annual meeting of stockholders.

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(2) Timely Advance Notice in Writing. Without qualification, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.14(a)(1)(B) of this Bylaw, the stockholder must have given timely advance notice (“notice”) in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. To be in proper form, a stockholder’s notice (whether given pursuant to this Section 2.14(a)(2) or Section 2.14(b) of this Bylaw) to the Secretary must:

(A) Set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, if any,

(ii) (1) the class or series and number of shares of the corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation, (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the corporation, (4) any short interest in any security of the corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (5) any rights to dividends on the shares of the corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the corporation, (6) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (7) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to, based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and

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(iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

(B) If the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the annual meeting, set forth:

(i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, in such business and

(ii) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

(C) Set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board:

(i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and

(ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Securities Act of 1933 as amended if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

(D) With respect to each nominee for election or reelection to the Board, include a completed and signed questionnaire, representation and agreement required by Article II, Section 2.15 of these Bylaws. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(E) Without exception, no person shall be eligible for election or re-election as a director of the Corporation at a meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.14. In addition, a nominee shall not be eligible for election or re-election if any of the responses required by this Section 2.14 contain an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairman of any meeting shall have the power and duty to determine whether a nomination was made in accordance with the provisions of this Section 2.14 (including the previous sentence of this Section), and if the chairman should determine that a nomination was not made in accordance with the provisions of this Section 2.14, the chairman shall so declare to the meeting and such nomination shall not be brought before the meeting.

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(F) Except as otherwise required by law, nothing in this Section 2.14 shall obligate the Corporation or the Board to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board information with respect to any nominee for director submitted by a stockholder.

(G) Notwithstanding the foregoing provisions of this Section 2.14, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present a nomination, such nomination shall not be brought before the meeting, notwithstanding that proxies in respect of such nominee may have been received by the Corporation. For purposes of this Section 2.14, to be considered a “qualified representative of the stockholder”, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

(H) For purposes of this Section 2.14, “public disclosure” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(I) Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.14, provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 2.14 (including paragraph (a)(ii) hereof), and compliance with paragraph (a)(ii) of this Section 2.14 shall be the exclusive means for a stockholder to make nominations. Nothing in this Section 2.14 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Formation.

(3) Increased Number of Directors. Notwithstanding anything in the second sentence of Section 2.14(a)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(b) Director Nominations-Special Meetings of Stockholders. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (1) by or at the direction of the Board, including pursuant to the corporation’s notice of meeting, (2) pursuant to Section 2.2 of this Bylaw, or (3) by any stockholder of the corporation who:

(i) is a stockholder of the corporation who has continuously held at least $2,000 in market value, or 1%, of the corporation's securities entitled to be voted at a stockholder meeting for at least one year by the date the proposal is submitted and continue to hold those securities through the date of the stockholder meeting and shall be in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended,

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(ii) is entitled to vote at the meeting (including any adjournment or postponement thereof), and

(iii) complies with the notice procedures set forth in this Bylaw as to such nomination. In the event a special meeting of stockholders is called for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by Section 2.14(a)(2) of this Bylaw with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.15 of this Bylaw) shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.

(1) Procedure to be Followed. Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Formation or this Bylaw, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

(2) Public Announcement. For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3) Comply with the Exchange Act. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw; provided, however, that any references in this Bylaw to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.14(a)(1)(B) or Section 2.14(b) of this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Formation or this Bylaw.

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(d) Stockholder Access to the Corporation’s Proxy Materials.

(1) Right of Access. The Corporation shall include in the proxy statement (such right of inclusion being sometimes referred to as “Access”) distributed on behalf of the Board for the meeting of stockholders the information specified below (the “Required Information”) with respect to the Eligible Stockholder (as defined below) proposing to nominate a candidate to be elected as a director of the corporation and the candidate to be nominated (an “Access Candidate”); provided that the nomination complies with the requirements of this Section, all other applicable provisions of these Bylaws and the corporation’s Certificate of Formation and all applicable state and federal laws or regulations. The Required Information shall be (i) all information concerning the Access Candidate and the Eligible Stockholder required to be provided by a stockholder in connection with a solicitation of proxies for the election as a director of the Access Candidate under the rules of the Securities and Exchange Commission, these bylaws, the Corporation’s Certificate of Formation, the rules and listing guidelines of the NASDAQ Stock Market or such other principal U.S. securities market in which the common stock of the Corporation trades and all other applicable state and federal laws and regulations and (ii) if the Eligible Stockholder so elects, a statement (the “Statement”), of not more than 500 words in support of the nomination. The Required Information shall be furnished to the Corporation by the Eligible Stockholder in accordance with this Section 2.14(d).

The form of proxy that the Corporation distributes for the meeting of stockholders shall permit stockholders to give instructions for the voting of their shares with respect to the election of the Access Candidate in substantially the same manner as provided with respect to the nominees of the Board, but shall clearly distinguish between an Access Candidate and a nominee of the Board. Nominees need not be listed in alphabetical order either in the proxy statement or the form of proxy. Moreover, the form of proxy may permit stockholders to vote for all of the Board’ nominees without specifying each such nominee, as well as to give discretion to the named proxies to vote for (or withhold votes from) nominees of their choice.

The Corporation shall not be required to provide Access with respect to any meeting of stockholders (a) for more than the Maximum Number of Access Candidates or (b) if it receives timely notice pursuant to the Corporation’s advance notice bylaw that any stockholder proposes to nominate a candidate for election with respect to which Access is not being requested.

(2) Eligibility. In order for information about an Access Candidate of an Eligible Stockholder to be included in the Corporation’s proxy materials, the following requirements must be satisfied:

A.    The Eligible Stockholder shall have provided to the Corporation notice of the candidate for whom it seeks Access pursuant to this Section (“Notice of Access”) not later than the last date by which notice of a proposed nomination is required to be provided to the Corporation in accordance with the Corporation’s advance notice bylaw, Section 2.14(a)(2).

B.    The Eligible Stockholder’s Notice of Access shall identify only one Access Candidate for election as a director at the meeting of stockholders.

C.    The Access Candidate shall be Independent and shall not be a Disqualified Repeat Nominee.

D.    The Eligible Stockholder shall represent and undertake in its Notice of Access that it, its Access Candidate and each of its and its Access Candidate’s Affiliates and Associates (a) has not nominated and will not nominate for election to the Board at the meeting of stockholders any individual other than the individual named in its Notice of Access, (b) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s “solicitation” within the meaning of SEC Rule 14a-1(l) in support of the election of any individual as a director at the meeting of stockholders other than its named Access Candidate or a nominee of the Board and (c) will not distribute to any stockholder any form of proxy for the meeting of stockholders other than the form distributed by the Corporation.

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E.    The Eligible Stockholder shall represent and undertake in its Notice of Access that at the time of giving its Notice of Access and at all times until the election of directors at the meeting of stockholders neither it nor the Access Candidate nor the Affiliates and Associates of it and its Access Candidate shall own any securities of the Corporation for the purpose, or with the effect, of changing or influencing the control of the Corporation, or in connection with or as a participant in any transaction having that purpose or effect, including any transaction referred to in SEC Rule 13d–3(b), other than solely by reason of seeking the election as a director of its named Access Candidate.

F.    The Eligible Stockholder shall not have submitted a Notice of Access with respect to the immediately preceding meeting of stockholders, except where the individual named in such Notice of Access received at such meeting votes in favor of his or her election representing at least 25% of the total votes cast with respect to the election.

(3) Process.

A.    The Nominating Committee shall consider a Notice of Access and shall determine if the Access Candidate is Independent based on the information regarding the Independence of such Access Candidate that is received by the Board pursuant to the Corporation’s advance notice bylaw. If the Committee believes it needs additional information to make the Independence determination, it shall notify the Eligible Stockholder of the nature and type of information required and afford the Eligible Stockholder and the Access Candidate a reasonable period of time to submit such additional information. The Committee may, in its sole discretion, permit the Eligible Stockholder and/or the Access Candidate and its or their representatives an opportunity to appear before the Committee in connection with its consideration of the Independence of the Access Candidate. The Committee may, in its sole discretion, make a recommendation to the Board as to whether the Access Candidate should be nominated by the Board for election at the meeting of stockholders.

B.    If the Board nominates an Access Candidate as part of the Board’ slate of nominees, the Notice of Access will be deemed withdrawn and the former Access Candidate shall be presented to the stockholders in the same manner as every other nominee of the Board. However, if elected, the Access Candidate shall be considered a director for whom Access was provided for all purposes of this Section, including the determination of the Maximum Number of nominees. If the Board does not so nominate the Access Candidate, Access shall be provided in accordance with the terms and subject to the conditions of this Section 2.14(d).

C.    If an Access Candidate or an Eligible Stockholder fails to continue to meet the requirements of this Section for Access or if an Access Candidate fails to meet all of the requirements of the Corporation’s advance notice bylaw to be properly nominated as a candidate for election as a director at the meeting of stockholders or if an Access Candidate dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a director prior to the meeting of stockholders:

(i)    The Corporation may, to the extent feasible, remove the name of the Access Candidate and the Statement from its proxy statement, remove the name of the Access Candidate from its form of proxy and/or otherwise communicate to its stockholders that the Access Candidate will not be eligible for nomination at the meeting of stockholders.

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(ii)    The Eligible Stockholder may not name another Access Candidate or, subsequent to the last day on which a stockholder’s notice of an intent to make a nomination would be timely, otherwise cure in any way any defect preventing the nomination of the Access Candidate at the meeting of stockholders.

D.    The Board or a committee thereof may adopt such rules or guidelines for applying the provisions of this Section as it determines are appropriate.

E.    If there are more than the Maximum Number of candidates for which Access has been sought in compliance with this Section, Access hereunder shall be provided for the Maximum Number of Access Candidates made by those Eligible Stockholders who Net Long Beneficially Own the highest number of shares of common stock of the Corporation, based on the Net Long Beneficial Ownership of each Eligible Stockholder on the date as of which it reported its Net Long Beneficial Ownership in its Notice of Access.

(4) Other Requirements

A.    The Eligible Stockholder shall have executed and delivered to the Corporation simultaneously with its delivery of its Notice of Access an undertaking acknowledging its responsibility for the Required Information, all other information submitted to the Corporation pursuant to this Section and all of its and its Access Candidate’s communications to stockholders in connection with the election of directors at the meeting of stockholders. In such undertaking, the Eligible Stockholder shall expressly assume all liability to which the Corporation or any of its Affiliates, or any director, officer, employee or representative thereof, may be subject as a result of any legal or regulatory violation arising out of any such information or communication made available by or on behalf of the Eligible Stockholder or any of its Affiliates or its Access Candidate to the Corporation or to any stockholder of the Corporation in connection with the election of directors at the meeting of stockholders.

B.    The Eligible Stockholder and its Access Candidate shall each provide to the Corporation prompt written notice of (a) any material change in its Net Long Beneficial Ownership of common stock of the Corporation occurring since the date as of which the Eligible Stockholder reported its Net Long Beneficial Ownership in its Notice of Access and before the election of directors at the meeting and (b) any material error recognized by the Eligible Stockholder or its Access Candidate in, or any change in circumstances that makes incorrect or misleading in any material respect, the information previously provided by the Eligible Stockholder or its nominee in the Notice of Access or otherwise provided in accordance with this Section. The Eligible Stockholder, in addition, shall certify as to the accuracy in all material respects of its Notice of Access as of the record date for notice of the meeting of stockholders and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, or, if there are fewer than ten (10) business days between the date of the meeting of stockholders and such adjourned or postponed meeting, then as of the date of the meeting so adjourned or postponed. Such certification shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of a certification required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of a certification required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

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(5) Definitions. For the purposes of this Section, the following definitions shall apply:

A.    An “Affiliate” of a person shall mean another person that, directly or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such person.

B.    An “Associate” of a person shall mean any:

(i)    Corporation or organization (other than a majority-owned subsidiary of such person) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten (10) percent or more of any class of equity securities;

(ii)    Trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

(iii)    Relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the registrant or any of its parents or subsidiaries.

C.    “Net Long Beneficial Ownership” (and its correlative terms), when used to describe the nature of a person’s ownership of common stock of the Corporation, shall mean those shares of common stock of the Corporation as to which the person in question possesses (a) the full unhedged power to vote or direct the voting of such shares, (b) the full unhedged economic incidents of ownership of such shares (including the full right to profits and the full risk of loss), and (c) the full unhedged power to dispose of or direct the disposition of such shares; provided that the number of shares calculated in accordance with clauses (a), (b) and (c) shall not include any shares (i) sold by such person or any of its Affiliates in any transaction that has not been settled or closed, (ii) borrowed by such person or any of its Affiliates for any purposes or purchased by such person or any of its Affiliates pursuant to an agreement to resell or (iii) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or other agreement or understanding sold or acquired by such person or any of its Affiliates, whether any such instrument is to be settled with shares or with cash based on the notional amount of shares subject thereto, in any such case which has, or is intended to have, the purpose or effect of (A) reducing in any manner, to any extent or at any time in the future, such person’s or Affiliates’ full rights to vote or direct the voting and full rights to dispose or direct the disposition of any of such shares, and/or (B) offsetting to any degree gain or loss arising from the full economic ownership of such shares by such person or Affiliate.

D.    A “Disqualified Repeat Nominee” in respect of a meeting of stockholders shall mean an individual as to whom Access to the Corporation’s proxy materials for the immediately preceding meeting of stockholders was provided and who withdrew from or became ineligible or unavailable for election at the meeting or received at such meeting votes in favor of his or her election representing less than 25% of the total votes cast for or withheld from his or her election.

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E.    An “Eligible Stockholder” shall mean a person who, as of the date of submission of the Notice of Access:

(i)    Is a stockholder of the corporation who has continuously held at least $2,000 in market value, or 1%, of the corporation's securities entitled to be voted at a stockholder meeting for at least one year by the date the proposal is submitted and continue to hold those securities through the date of the stockholder meeting.

(ii)    Has or have had continuous Net Long Beneficial Ownership of at least the same amount of securities so owned by such person on the date as of which the Eligible Stockholder reported its Net Long Beneficial Ownership in its Notice of Access for a minimum of one year prior to the date of submission of the Notice of Access,

(iii)    Continue(s) to have Net Long Beneficial Ownership of at least the same amount of securities so owned by such person as of the date of which the Eligible Stockholder reported its Net Long Beneficial Ownership in its Notice of Access through the date of the election of directors at the meeting of stockholders to which the Notice of Access pertains and

(iv)    Complies with all other provisions of this Section and shall be in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Each Eligible Stockholder shall submit with the Notice of Access one or more written statements from the registered holder of the shares (and from each intermediary through which each such person derives, or during the minimum holding period has derived, Net Long Beneficial Ownership of such shares) verifying that, as of a date within seven (7) days preceding the date of submission of the Notice of Access, such person beneficially owns such shares and has beneficially owned at least that amount of shares continuously for at least the minimum holding period. For purposes of this Section, persons who jointly nominate an individual for election as a director shall be considered an Eligible Stockholder only if they have agreed in writing to so act, are so identified in the Notice of Access and the information and the undertakings required by this Section for an Eligible Stockholder are provided with respect to each such person. For the avoidance of doubt, for purposes of determining if persons who claim jointly to satisfy the minimum stock ownership and minimum holding period requirements for an Eligible Stockholder, only the common stock of the Corporation Net Long Beneficially Owned by any member of a group continuously for at least one full year shall be aggregated with the common stock Net Long Beneficially Owned continuously for one year by each other person acting jointly to constitute an Eligible Stockholder. No person may be a member of more than one group of persons constituting an Eligible Stockholder with respect to any annual meeting of stockholders.

F.   “Independent” with respect to an Access Candidate shall mean (a) that the nominee would be considered an independent director in accordance with applicable rules promulgated by the Securities and Exchange Commission and within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market or such other principal U.S. securities market in which the common stock of the Corporation trades and any additional standards used by the Board or a duly authorized committee thereof in determining and disclosing the independence of the Corporation’s directors and (b) the nominee is not an employee or officer of, or consultant to, the Eligible Stockholder or any of its Affiliates and has no other material association, by agreement, understanding or familial or other relationship, with the Eligible Stockholder or any of its Affiliates or Associates.

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G.    The “Maximum Number” of candidates for which Access to the Corporation’s proxy materials must be provided in respect of a meeting of stockholders (“Maximum Number of Access Candidates”) shall be that number of directors representing 25% of the entire Board in office on the immediate preceding annual meeting, rounded down to the nearest whole number. This Maximum Number of Access Candidates shall be set as of the last date by which advance notice of the proposed nomination by a stockholder of an individual for election as a director at the meeting of stockholders may be timely given to the Corporation in accordance with the Corporation’s advance notice bylaw. The Maximum Number of Access Candidates shall in no event exceed the number of nominees of the Board.

H.    All references in this Section to rules of the Securities and Exchange Commission shall refer to the rules of the Securities and Exchange Commission as in effect on the date this Section becomes effective and as such rules may be amended from time to time thereafter or any successor provision of such rules.

I.    An “annual meeting of stockholders” shall include a special meeting of stockholders to elect directors held in lieu of an annual meeting of stockholders and any adjournment of an annual meeting of stockholders or any such special meeting.

Section 2.15 Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the corporation, a person must complete and deliver (in accordance with the time periods prescribed for delivery of notice under Article II, Section 2.14 of these Bylaws) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form provided by the corporation, and shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

Section 2.16 Court Ordered Meetings. A stockholder may apply to the district court in the county in Texas where the corporation's principal office is located or, if the corporation has no principal office in Texas , to the appropriate court of the county in which the corporation's corporate office is located to seek an order that a stockholder meeting be held (i) if an annual meeting was not held within fifteen months after its last annual meeting, or (ii) if a stockholder participated in a proper call of or demand for a special meeting and notice of the special meeting was not given within thirty days after the date of the call or the date of the last of the demands necessary to require the calling of the meeting was received by the corporation pursuant to the TBOC, or the special meeting was not held in accordance with the notice.

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Section 2.17 Voting of Shares by Certain Stockholders. If the name on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a stockholder, the corporation is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the stockholder.

If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a stockholder, the corporation is, nevertheless, entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the stockholder if:

(a) The stockholder is an entity and the name signed purports to be that of an officer or agent of the entity;

(b) The name signed purports to be that of an administrator, executor, guardian or conservator representing the stockholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(c) The name signed purports to be that of a receiver or trustee in bankruptcy of the stockholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(d) The name signed purports to be that of a pledge, beneficial owner or attorney-in-fact of the stockholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the stockholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(e) Two or more persons are the stockholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

(f) The acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 2.17.

The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the Secretary or other officer or agent authorized to tabulate votes has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the stockholder.

Neither the corporation nor any of its directors, officers, employees or agents who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

Section 2.18 Waiver of Notice. When any notice is required to be given to any stockholder, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice. Such waiver shall be delivered to the corporation for filing with the corporate records.

The attendance of a stockholder at any meeting shall constitute a waiver of notice, waiver of objection to defective notice of such meeting, or a waiver of objection to the consideration of a particular matter at the stockholder meeting unless the stockholder, at the beginning of the meeting, objects to the holding of the meeting, the transaction of business at the meeting, or the consideration of a particular matter at the time it is presented at the meeting.

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Section 2.19 Conduct of Meetings.

(a) Meetings of stockholders shall be presided over by the Executive Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence, by a chairman designated by the Board. The Secretary shall act as secretary of the meeting, but in the absence of the Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b) The Board may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(c) The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(d) In advance of any meeting of stockholders, the Board, the Executive Chairman of the Board or the Chief Executive Officer shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. The inspector shall have the duties prescribed by law and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. Every vote taken by ballots shall be counted by a duly appointed inspector or duly appointed inspectors.

ARTICLE III

BOARD

Section 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board, who may exercise all of the powers of the Corporation except as otherwise provided by law or the Certificate of Formation.

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Section 3.2 Performance of Duties. A director of the corporation shall perform his or her duties as a director, including his or her duties as a member of any committee of the board upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs (a), (b), and (c) of this Section 3.2; but he or she shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A person who so performs his or her duties shall not have any liability by reason of being or having been a director of the corporation.

Those persons and groups on whose information, opinions, reports, and statements a director is entitled to rely upon are:

(a) One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b) Counsel, public accountants, or other persons as to matters which the director reasonably believes to be within such persons’ professional or expert competence; or

(c) A committee of the board upon which he or she does not serve, duly designated in accordance with the provision of the Certificate of Formation or these Bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

Section 3.3 Number, Tenure and Qualifications. The number of directors of the corporation shall be set from time to time by resolution of the Board, but in no instance shall there be less than one director. Each director shall hold office until the next annual meeting of stockholders or until his or her successor shall have been elected and qualified. Directors need not be residents of the State of Texas or stockholders of the corporation.

Section 3.4 Executive Chairman of the Board. Subject to the provisions of Article III of these Bylaws, the Executive Chairman of the Board shall be appointed by resolution of the Board and shall preside at all meetings of the Board and stockholders.

Section 3.5 Quorum, Required Vote and Adjournment. A majority of the total number of directors shall constitute a quorum for the transaction of business except as otherwise provided by statute or by the Certificate of Formation or these Bylaws. The vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the Board, unless otherwise provided by an applicable provision of law, by these Bylaws, by the Certificate of Formation or by a resolution of the Board. If a quorum shall not be present at any meeting of the Board, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.6 Regular Meetings. A regular meeting of the Board shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of stockholders. The Board may provide, by resolution, the time and place, either within or without the State of Texas , for the holding of additional regular meetings without notice other than such resolution.

Section 3.7 Special Meetings. Special meetings of the Board may be called by or at the request of the Executive Chairman, Vice Chairman of the Board, the Chief Executive Officer or any two directors. The person or persons authorized to call special meetings of the Board may set any place, either within or without the State of Texas , as the place for holding any special meetings of the Board called by them.

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Section 3.8 Notice. Written notice of any special meeting of directors shall be given as follows:

(a)     By mail to each director at his or her business address at least four days prior to the meeting; or

(b)     By personal delivery, facsimile, email or other electronic means at least twenty-four hours prior to the meeting to the business address of each director, or in the event such notice is given on a Saturday, Sunday or holiday, to the residence address of each director.

(c)     If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice is given by facsimile, email or other electronic means, such notice shall be deemed to be delivered when a confirmation of the transmission has been received by the sender. Any director may waive notice of any meeting before or after the time and date of the meeting stated in the notice. The waiver shall be in writing and signed by the director entitled to the notice. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meetings of the Board need be specified in the notice or waiver of notice of such meeting.

Section 3.9 Manner of Acting. Except as otherwise required by the TBOC or by the Certificate of Formation, the act of the majority of the directors present at a meeting at which a quorum is present when a vote is taken shall be the act of the Board.

Section 3.10 Informal Action by Directors or Committee Members. Unless the Certificate of Formation or these Bylaws provide otherwise, any action required or permitted to be taken at a meeting of the Board or any committee designated by said board may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each director or committee member, and delivered to the Secretary for inclusion in the minutes or for filing with the corporate records. Action taken under this Section is effective when all directors or committee members have signed the consent unless the consent specifies a different effective date. Such consent has the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document.

Section 3.11 Participation by Electronic Means. Any members of the Board or any committee designated by such Board may participate in a meeting of the Board or committee by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

Section 3.12 Vacancies. Any vacancy occurring in the Board may be filled by the affirmative vote of a majority of the stockholders or the Board. If the directors remaining in office constitute less than a quorum of the Board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

If elected by the directors, the director filling the vacancy shall hold office until the next annual stockholders' meeting at which directors are elected. If elected by the stockholders, the director filling the vacancy shall hold office for the unexpired term of his or her predecessor in office; except that, if the director's predecessor was elected by the directors to fill a vacancy, the director elected by the stockholders shall hold the office for the unexpired term of the last predecessor elected by the stockholders.

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If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders, and, if one or more of the remaining directors were elected by the same voting group, only such directors so elected by the same voting group are entitled to vote to fill the vacancy if it is filled by the directors.

Section 3.13 Resignation. Any director of the corporation may resign at any time by giving written notice to the Secretary. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Section 3.14 Removal. Subject to any limitations contained in the Articles of Incorporation, any director or directors of the corporation may be removed at any time, with or without cause, in the manner provided in the TBOC.

Section 3.15 Committees. By resolution adopted by a majority of the Board, the directors may designate two or more directors to constitute a committee, any of which shall have such authority in the management of the corporation as the Board shall designate and as shall be prescribed by or limited by the TBOC and Article III of these Bylaws.

Section 3.16 Limitations on Committee Powers. No committee of the Board, acting without concurrence of the entire Board, shall have power or authority to:

(a) Amend the Certificate of Formation or recommend the same to the stockholders;

(b) Adopt an agreement of merger or consolidation or recommend the same to the stockholders;

(c) Recommend to the stockholders the sale, lease, or exchange of all or substantially all of the corporation’s property and assets;

(d) Recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution;

(e) Amend or repeal these Bylaws;

(f) Unless expressly so provided by resolution of the Board, (i) declare a dividend; or (ii) authorize the issuance of shares of the corporation of any class; and

(g) Amend, alter, or repeal any resolution of the Board which, by its terms, provides that it shall not be amended, altered or repealed by any committee or, as applicable, a certain committee.

Section 3.17 Committee Rules. Each committee of the Board may set its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. In the event that a member of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

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Section 3.18 Use of Communications Equipment in Conducting Meetings. Members of the Board or any committee thereof may participate in and act at any meeting of the Board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this Section shall constitute attendance and presence in person at the meeting of the person or persons so participating.

Section 3.19 Compensation. By resolution of the Board and irrespective of any personal interest of any of the directors, each director may be paid his or her expenses, if any, of attendance at each meeting of the Board and/or Committee, and may be paid a stated salary as director or committee member or a set sum for attendance at each meeting of the Board or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 3.20 Presumption of Assent. A director of the corporation who is present at a meeting of the Board or committee of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) the director objects at the beginning of the meeting, or promptly upon his or her arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer or the meeting before its adjournment or by the corporation promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the Board or a committee of the board shall not be available to a director who voted in favor of such action.

Section 3.21 Books and Records. The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the corporation.

ARTICLE IV

OFFICERS

Section 4.1 Officers Delineated. The officers of the corporation shall be: Executive Chairman, Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, President, Secretary, and Treasurer, each of whom must be a natural person who is eighteen years or older and shall be elected by the Board. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board, the Executive Chairman or the Chief Executive Officer.

Any number of offices may be held by the same person, except that neither the Executive Chairman, Chief Executive Officer nor any President shall also hold the office of either Treasurer or Secretary. All officers, as between themselves and the corporation, shall have such authority and perform such duties in the management of the business and affairs of the corporation as may be provided in these Bylaws, or, to the extent not so provided, as may be prescribed by the Board or by the Chief Executive Officer.

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Section 4.2 Election and Term of Office. The officers of the corporation to be elected by the Board shall be elected annually by the Board at the first meeting of the Board held after the annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as practicable. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided.

Section 4.3 Removal. Any officer or agent may be removed by the Board at any time, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

An officer may resign at any time by giving written notice of the resignation to the Secretary of the corporation. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

Section 4.4 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board for the unexpired portion of the term.

Section 4.5 Executive Chairman of the Board (the “Executive Chairman”). The Executive Chairman shall preside at all meetings of the directors or if the offices of the Chief Executive Officer and Executive Chairman are separate, the Executive Chairman may delegate such duties to the Chief Executive Officer. The Executive Chairman shall have the general charge of the business and affairs of the corporation and shall oversee the management of the business of the corporation. The Executive Chairman shall perform such other duties as are required of him/her by the Board and shall have no other duties except such as are delegated to him by the Board. The Executive Chairman shall have the power to execute any and all instruments and documents on behalf of the corporation and to delegate to any other officer of the corporation the power to execute any and all such instruments and documents.

Section 4.6 Chief Executive Officer. Subject to the provisions of the Article IV, the Chief Executive Officer of the corporation shall have the general charge of the business and affairs of the corporation and shall oversee the management of the business of the corporation. In the absence of the Executive Chairman of the Board, or if designated to do so by the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the directors and shall exercise the other powers and perform the other duties of the Executive Chairman of the Board or designate the executive officers of the corporation by whom such other powers shall be exercised and other duties performed. The Chief Executive Officer shall see to it that all resolutions and orders of the Board are carried into effect, and the Chief Executive Officer shall have full power of delegation in so doing. The Chief Executive Officer shall have such other powers and perform such other duties as the Board or these Bylaws may, from time to time, prescribe. The Chief Executive Officer shall have the power to execute any and all instruments and documents on behalf of the corporation and to delegate to any other officer of the corporation the power to execute any and all such instruments and documents.

Section 4.7 Chief Financial Officer. The Chief Financial Officer shall have charge and custody of and be responsible for all funds and securities of the corporation, including primarily responsibility for managing the financial risks of the corporation, financial planning and record-keeping, budget management, cost benefit analysis, forecasting financial needs, monitoring cash flow, analysis of the company's financial strengths and weaknesses and suggestion of plans for improvement, ensure that the company's financial reports are accurate and completed on time, evaluate the cost of projects and advise financial feasibility, oversee banking, investments, liquidity management and create investment strategies.

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Section 4.8 President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board, shall in general supervise and control all of the business and affairs of the corporation. He or she may sign certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board from time to time. The President or his or her designees may sell, lease, exchange, or otherwise dispose of any or all of the corporation's property in the usual and regular course of business.

Section 4.9 Chief Legal Officer. The Chief Legal Officer shall have full oversight of all legal issues related to the corporation and the Board and has full authority to engage legal private legal counsel and have full oversight thereof. Chief Legal Officer and shall perform such other duties as from time to time may be assigned to him or her by the Executive Chairman, Chief Executive Officer or by the Board.

Section 4.10 Secretary. The Secretary shall (a) prepare and maintain as permanent records the minutes of the proceedings of the stockholders and the Board, a record of all actions taken by the stockholders or Board without a meeting, a record of all actions taken by a committee of the Board in place of the Board on behalf of the corporation, and a record of all waivers of notice and meetings of stockholders and of the Board or any committee thereof, (b) ensure that all notices are duly given in accordance with the provisions of these Bylaws and as required by law, (c) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the Board, (d) keep at the corporation's registered office or principal place of business a record containing the names and addresses of all stockholders in a form that permits preparation of a list of stockholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each stockholder, unless such a record shall be kept at the office of the corporation's transfer agent or registrar, (e) maintain at the corporation's principal office the originals or copies of the corporation's Certificate of Formation, Bylaws, minutes of all stockholders' meetings and records of all action taken by stockholders without a meeting for the past three years, all written communications within the past three years to stockholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation's most recent corporate report filed with the Secretary of State, and financial statements showing in reasonable detail the corporation's assets and liabilities and results of operations for the last three years, (f) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent, (g) authenticate records of the corporation, and (h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the president or by the Board. Assistant Secretaries, if any, shall have the same duties and powers, subject to supervision by the Secretary. The directors or stockholders may respectively designate a person other than the Secretary or Assistant Secretary to keep the minutes of their respective meetings.

Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

Section 4.11 Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Chief Executive Officer, President or by the Board.

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Section 4.12 Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, Chief Executive Officer or the Board.

Section 4.13 Other Officers, Assistant Officers and Agents. The Board may also elect or may delegate to the Executive Chairman of the Board and the Chief Executive Officer the power to appoint such other officers, assistant officers and agents, as it may at any time or from time to time deem advisable, and any officers, assistant officers and agents so elected or appointed shall have such authority and perform such duties as the Board, Chief Executive Officer or President may from time to time prescribe.

Section 4.14 Reservation of Authority. All other powers not expressly delegated or provided for herein, or in the TBOC to any officer, are expressly reserved to the Board and may be delegated by it to any officer by resolution adopted from time to time by the Board.

Section 4.15 Salaries. The salaries of the officers shall be set from time to time by the Board and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

Section 4.16 Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 4.17 Execution of Contracts. Each Executive Officer and Non-Executive Officer of the Corporation may execute, affix the corporate seal and/or deliver, in the name and on behalf of the Corporation, deeds, mortgages, notes, bonds, contracts, agreements, powers of attorney, guarantees, settlements, releases, evidences of indebtedness, conveyances or any other document or instrument which (i) is authorized by the Board or (ii) is executed in accordance with policies adopted by the Board from time to time, except in each case where the execution, affixation of the corporate seal and/or delivery thereof shall be expressly and exclusively delegated by the Board to some other officer or agent of the Corporation.

ARTICLE V

WAIVER OF NOTICE

Whenever a notice is required to be given by any provision of law, by these Bylaws, or by the Certificate of Incorporation, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the sole and express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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ARTICLE VI

INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

Section 6.1 Coverage. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (“proceeding”), by reason of the fact that he or she is or was a director, officer of the corporation (which term shall include any predecessor corporation of the corporation) or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust or other enterprise of any type or kind, domestic or foreign, including service with respect to employee benefit plans (“indemnitee”), whether the basis of such proceeding is an alleged action in an official capacity as a director, officer, employee, fiduciary or agent or in any other capacity while serving as a director, officer, employee, fiduciary or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the TBOC , as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement or other disposition) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Bylaw shall be a contract right that vests at the time of such person’s service to or at the request of the corporation and includes the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within 20 days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the TBOC requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Bylaw or otherwise.

Section 6.2 Claims. To obtain indemnification under this Bylaw, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon such written request by a claimant for indemnification, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (a) if requested by the claimant, by Independent Counsel (as defined below), or (b) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board by a majority vote of a quorum consisting of Disinterested Directors (as defined below), or (ii) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

For purposes of this Bylaw:

“Disinterested Director” means a director of the corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

“Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, who is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the claimant in an action to determine the claimant’s rights under this Bylaw.

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Section 6.3 Enforcement of Claims. If a claim under Section 6.1 of this Bylaw is not paid in full by the corporation within 60 days after a written claim pursuant to Section 6.2 of this Bylaw has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standard of conduct which makes it permissible under the TBOC for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the TBOC , nor an actual determination by the corporation (including its Board, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. If a determination shall have been made pursuant to this Section 6.2 that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 6.3. The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 6.3 that the procedures and presumptions of this Bylaw are not valid, binding and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of this Bylaw.

Section 6.4 Enforceability. If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 6.5 Rights Not Exclusive. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Bylaw (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (ii) cannot be terminated by the corporation, the Board or the stockholders of the corporation with respect to a person’s service prior to the date of such termination. No repeal or modification of this Bylaw shall in any way diminish or adversely affect the rights of any current or former director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

Section 6.6 Employees and Agents. Persons who are not covered by the foregoing provisions of this Article VI and who are or were employees or agents of the corporation may be indemnified and may have their expenses paid to the extent and subject to such terms and conditions as may be authorized at any time or from time to time by the Board or the Chief Executive Officer.

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Section 6.7 Insurance. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation or who is serving or has served at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under this Article VII.

Section 6.8 Notices. Any notice, request or other communication required or permitted to be given to the corporation under this Article VI shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary and shall be effective only upon receipt by the Secretary.

ARTICLE VII

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 7.1 Contracts. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 7.2 Loans. No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

Section 7.3 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board.

Section 7.4 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

ARTICLE VIII

SHARES, CERTIFICATES FOR SHARES AND TRANSFER OF SHARES

Section 8.1 Regulation. The Board may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Every holder of stock of the Corporation represented by certificates shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board, representing the number of shares held by such holder registered in certificate form. Each such certificate shall be signed in a manner that complies with Section 158 of the TBOC.

Section 8.2 Shares Without Certificates. Unless otherwise provided by the Certificate of Formation or these Bylaws, the Board may authorize the issuance of any of its classes or series of shares without certificates. Such authorization shall not affect shares already represented by certificates until they are surrendered to the corporation.

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Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the TBOC or, with respect to Section 151 of TBOC, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 8.3 Certificates for Shares. If shares of the corporation are represented by certificates, the certificates shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, and shall be signed by the corporate Secretary and either the Executive Chairman or the Chief Executive Officer or by such other officers of the corporation authorized by a resolution of the Board and complies with Section 158 of the TBOC; provided that such signatures may be facsimile. Each certificate shall state the name of the corporation, the fact that the corporation is organized or incorporated under the laws of the State of Texas, the name of the person to whom issued, the date of issue, the class (or series of any class), the number of shares represented thereby.

A statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the corporation shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any stockholder upon request without charge. Each certificate shall be otherwise in such form as may be prescribed by the Board and as shall conform to the rules of any stock exchange on which the shares may be listed.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each certificate representing shares of such class or series of stock, provided that in lieu of the foregoing requirements there may be set forth on the face or back of each certificate representing shares of such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The corporation shall not issue certificates representing fractional shares and shall not be obligated to make any transfers creating a fractional interest in a share of stock. The corporation may, but shall not be obligated to, issue scrip in lieu of any fractional shares, such scrip to have terms and conditions specified by the Board.

Section 8.4 Cancellation of Certificates. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and cancelled, except as herein provided with respect to lost, stolen or destroyed certificates.

Section 8.5 Consideration for Shares. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The Board may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. The promissory note of a subscriber or an affiliate of a subscriber shall not constitute payment or partial payment for shares of the corporation unless the note is negotiable, recourse and is secured by collateral, other than the shares being purchased, having a fair market value of at least equal to the principal amount of the note.

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Section 8.6 Lost, Stolen or Destroyed Certificates. Any stockholder claiming that his or her certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of that fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation or transfer agent not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bend and the amount required to be determined by the President and Treasurer of the corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

Section 8.7 Transfer of Shares. Subject to the terms of any stockholder agreement relating to the transfer of shares or other transfer restrictions contained in the Certificate of Formation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his or her duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the Texas Business Corporation Act.

ARTICLE IX

FISCAL YEAR

Except as from time to time otherwise designated by the Board, the fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December in each year.

ARTICLE X

DIVIDENDS AND DISTRIBUTIONS

The Board shall have full power and discretion pursuant to law, at any regular or special meeting, subject to the provisions of the Certificate of Formation or the terms of any other corporate document or instrument, to determine what, if any, dividends or distributions shall be declared and paid or made upon or with respect to outstanding shares of the capital stock of the corporation. Dividends may be paid in cash, bonds, property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE XI

CORPORATE SEAL

The Board may authorize the use of a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "CORPORATE SEAL."

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ARTICLE XII

AMENDMENTS

Corporate Bylaws may be amended by the vote of at least a majority of the members of the board of directors or by a majority of the holders of the outstanding shares entitled to vote, provided that any amendment to the Bylaw Anti-takeover Provisions requires approval by either (i) a majority of the continuing and unaffiliated directors and holders of a majority of the Company’s outstanding shares or (ii) a majority of all of the Company’s directors and holders of at least 66 2/3% of the Company’s outstanding shares not held by the “affiliated shareholder”.

ARTICLE XIII

EXECUTIVE COMMITTEE

Section 13.1 Appointment. The Board by resolution adopted by a majority of all directors in office, may designate two or more of its members to constitute an Executive Committee. The designation of such Committee and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed by law.

Section 13.2 Authority. The Executive Committee, when the Board is not in session shall have and may exercise all of the authority of the Board except to the extent, if any, that such authority shall be limited by the resolution appointing the Executive Committee and except also that the Executive Committee shall not have the authority of the Board in reference to authorizing distributions, filling vacancies on the Board, authorizing reacquisition of shares, authorizing and determining rights for shares, amending the Articles of Incorporation, adopting a plan of merger or share exchange, recommending to the stockholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the stockholders a voluntary dissolution of the corporation or a revocation thereof, or amending the Bylaws of the corporation.

Section 13.3 Tenure and Qualifications. Each member of the Executive Committee shall hold office until the next regular annual meeting of the Board following his or her designation and until his or her successor is designated as a member of the Executive Committee and is elected and qualified.

Section 13.4 Meetings. Regular meetings of the Executive Committee may be held without notice at such time and places as the Executive Committee may set from time to time by resolution. Special meetings of the Executive Committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral. Any member of the Executive Committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the Executive Committee need not state the business proposed to be transacted at the meeting.

Section 13.5 Quorum. A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the Executive Committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present when a vote is taken.

Section 13.6 Informal Action by Executive Committee. Any action required or permitted to be taken by the Executive Committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the Executive Committee entitled to vote with respect to the subject matter thereof.

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Section 13.7 Vacancies. Any vacancy in the Executive Committee may be filled by a resolution adopted by a majority of the Board.

Section 13.8 Resignations and Removal. Any member of the Executive Committee may be removed at any time with or without cause by resolution adopted by a majority of the Board. Any member of the Executive Committee may resign from the Executive Committee at any time by giving written notice to the President or Secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 13.9 Procedure. The Executive Committee shall elect a presiding officer from its members and may set its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the Board for its information at the meeting thereof held next after the proceedings shall have been taken.

ARTICLE XIV

EMERGENCY BYLAWS

The Emergency Bylaws provided in this Article XIV shall be operative during any emergency in the conduct of the business of the corporation resulting from a catastrophic event causing a quorum of directors to be not readily obtained as a result thereof, notwithstanding any different provision in the preceding articles of the Bylaws or in the Certificate of Formation of the corporation or in the TBOC. To the extent not inconsistent with the provisions of this Article, the Bylaws provided in the preceding articles shall remain in effect during such emergency and upon its termination the Emergency Bylaws shall cease to be operative.

During any such emergency:

(a) A meeting of the Board may be called by any officer or director of the corporation. Notice of the time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

(b) At any such meeting of the Board, a quorum shall consist of the number of directors in attendance at such meeting.

(c) The Board, either before or during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices, or authorize the officers so to do.

(d) The Board, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

(e) No officer, director or employee acting in accordance with these Emergency Bylaws shall be liable except for willful misconduct.

(f) These Emergency Bylaws shall be subject to repeal or change by further action of the Board or by action of the stockholders, but no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action taken prior to the time of such repeal or change. Any amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

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ARTICLE XV

GENERAL PROVISIONS

Section 15.1 Voting Securities Owned by the Corporation. Voting securities in any other entity held by the corporation shall be voted by the Executive Chairman of the Board or the Chief Executive Officer, unless the Board specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with or without general power of substitution.

Section 15.2 General and Special Bank Accounts. The Board may authorize from time to time the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the corporation to whom such power of designation may be delegated by the Board from time to time. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

Section 15.3 Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 15.4 Forum Selection Bylaw. Unless the corporation consents in writing to the selection of an alternative forum, the courts of the State of Texas (or, in the event that the Texas state judicial system does not have jurisdiction, the federal district court for the District of Texas shall, to the fullest extent permitted by law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (1) any derivative action or proceeding brought on behalf of the corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the TBOC , the Certificate of Formation or these Bylaws, or (4) any action asserting a claim governed by the internal affairs doctrine, except as to each of (1) through (4) above, for any claim as to which the court determines that there is an indispensable party not subject to the jurisdiction of the court (and the indispensable party does not consent to the personal jurisdiction of the court within ten days following such determination). Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 15.

Section 15.5 Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Formation or by these Bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time of the event for which notice is to be given, shall be deemed equivalent to notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in any such waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 15.6 Voting of Securities. Except as the Board may otherwise designate, the Executive Chairman, Chief Executive Officer, the President or the Treasurer may waive notice, vote, consent, or appoint any person or persons to waive notice, vote or consent, on behalf of the Corporation, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this Corporation (with or without power of substitution) with respect to, the securities of any other entity which may be held by this Corporation.

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Section 15.7 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

Section 15.8 Certificate of Formation. All references in these Bylaws to the Certificate of Formation shall be deemed to refer to the Certificate of Formation of the Corporation, as amended and/or restated and in effect from time to time.

Section 15.9 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

Section 15.10 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

Section 15.11 Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, which creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

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CERTIFICATE

I hereby certify that the foregoing Bylaws, consisting of forty two (42) pages, including this page, constitute the Bylaws of Orbital Infrastructure Group, Inc., a Texas Corporation, adopted by the Board of the corporation

    /s/

Deborah Moen

Corporate Secretary

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Annex G (“Texas Indemnification Agreement”)

Orbital Infrastructure Group, Inc.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement, effective as of July __, 2022, is made between Orbital Infrastructure Group, Inc., a Texas corporation (the “Company”), and .__________ _____________________ (the “Indemnitee”).

RECITALS

A.    The Company desires to attract and retain the services of talented and experienced individuals, such as Indemnitee, to serve as directors and officers of the Company and its subsidiaries and wishes to indemnify its directors and officers to the maximum extent permitted by law;

B.    The Company and Indemnitee recognize that corporate litigation in general has subjected directors and officers to expensive litigation risks;

C.    The Texas Business Organizations Code (the “TBOC”) under which the Company is organized, empowers the Company to indemnify its directors and officers by agreement and to indemnify persons who serve, at the request of the Company, as the directors and officers of other corporations or enterprises, and expressly provides that the indemnification provided by Chapter 8 of the TBOC is not exclusive;

D.    The Company’s Bylaws expressly provide that the indemnification provisions set forth therein, which include mandatory advancement, are not exclusive and may be supplemented by contracts such as this Indemnification Agreement;

E.    The Company’s Bylaws expressly provide that the indemnification provisions set forth therein, which include mandatory advancement, are not exclusive and may be supplemented by contracts such as this Indemnification Agreement;

F.    Section 8, Subchapter D allows for the purchase of liability (“D&O”) insurance by the Company, which in theory can cover asserted liabilities without regard to whether they are indemnifiable or not;

G.    Individuals considering service with or presently serving Company expect to be extended market terms of indemnification commensurate with their position, and that entities such as Company will endeavor to maintain appropriate D&O insurance; and

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H.    In order to induce Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more subsidiaries of the Company, the Company and Indemnitee enter into this Agreement.

AGREEMENT

NOW, THEREFORE, Indemnitee and the Company hereby agree as follows:

1.    Definitions. As used in this Agreement:

(a)    “Agent” means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, limited liability company, employee benefit plan, nonprofit entity, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

(b)    “Board” means the Board of Directors of the Company.

(c)    A “Change in Control” shall be deemed to have occurred if (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the total voting power represented by the Company’s then outstanding voting securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board, together with any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute a majority of the Board, (iii) the stockholders of the Company approve a merger or consolidation or a sale of all or substantially all of the Company’s assets with or to another entity, other than a merger, consolidation or asset sale that would result in the holders of the Company’s outstanding voting securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the total voting power represented by the voting securities of the Company or such surviving or successor entity outstanding immediately thereafter, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company.

(d)    “Expenses” shall include all reasonable out‑of‑pocket costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement.

(e)    “Independent Counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, which is experienced in relevant matters of corporation law and neither currently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to or witness in the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. Where required by this Agreement, Independent Counsel shall be retained at the Company’s sole expense.

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(f)    “Proceeding” means any threatened, pending, or completed action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether formal or informal, civil, criminal, administrative, or investigative, including any such investigation or proceeding instituted by or on behalf of the Corporation or its Board of Directors, in which Indemnitee is or reasonably may be involved as a party or target, that is by reason of Indemnitee’s being an Agent of the Corporation.

(g)    “Subsidiary” means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

2.    Agreement to Serve. Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or charter of the Company or any subsidiary of the Company or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment or other service by Indemnitee.

3.    Liability Insurance.

(a)    Maintenance of D&O Insurance. The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as an Agent of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was an Agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors’ and officers’ liability insurance (“D&O Insurance”) in reasonable amounts from established and reputable insurers of a minimum A.M. Best rating of A- VII, and as more fully described below. In the event of a Change in Control, the Company shall, as set forth in Section (c) below, either: i) maintain such D&O Insurance for six years; or ii) purchase a six year tail for such D&O Insurance. Should a tail policy be purchased, reasonable efforts shall be made to try to negotiate that such policy is purchased by the Company’s D&O insurance broker at that time, and under the same or better terms and limits for individuals that is in place at that time.

(b)    Rights and Benefits. In all policies of D&O Insurance, Indemnitee shall qualify as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s independent directors (as defined by the insurer) if Indemnitee is such an independent director; of the Company’s non-independent directors if Indemnitee is not an independent director; of the Company’s officers if Indemnitee is an officer of the Company; or of the Company’s key employees, if Indemnitee is not a director or officer but is a key employee.

(c)    Limitation on Required Maintenance of D&O Insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance at all, or of any type, terms, or amount, if the Company determines in good faith and after using commercially reasonable efforts that: such insurance is not reasonably available; the premium costs for such insurance are disproportionate to the amount of coverage provided; the coverage provided by such insurance is limited so as to provide an insufficient or unreasonable benefit; Indemnitee is covered by similar insurance maintained by a subsidiary of the Company; or the Company is to be acquired and a policy (tail or otherwise) of reasonable terms and duration can be purchased for pre-closing acts or omissions by Indemnitee.

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4.    Mandatory Indemnification. Subject to the terms of this Agreement:

(a)    Third Party Actions. If Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, the Company shall indemnify Indemnitee against all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, provided Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(b)    Derivative Actions. If Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, provided Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this Section 4(b) shall be made in respect to any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that any Texas court of competent jurisdiction or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such amounts which any Texas court of competent jurisdiction shall deem proper.

(c)    Actions where Indemnitee is Deceased. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, and if, prior to, during the pendency of or after completion of such Proceeding Indemnitee is deceased, the Company shall indemnify Indemnitee’s heirs, executors and administrators against all Expenses and liabilities of any type whatsoever to the extent Indemnitee would have been entitled to indemnification pursuant to this Agreement were Indemnitee still alive.

(d)    Certain Terminations. The termination of any Proceeding or of any claim, issue, or matter therein by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(e)    Limitations. Notwithstanding the foregoing provisions of Sections 4(a) through (d) hereof, but subject to the exception set forth in Section 14 which shall control, the Company shall not be obligated to indemnify the Indemnitee for Expenses or liabilities of any type whatsoever for which payment (and the Company’s indemnification obligations under this Agreement shall be reduced by such payment) is actually made to or on behalf of Indemnitee, by the Company or otherwise, under a corporate insurance policy, or under a valid and enforceable indemnity clause, right, bylaw, or agreement; and, in the event the Company has previously made a payment to Indemnitee for an Expense or liability of any type whatsoever for which payment is actually made to or on behalf of the Indemnitee under an insurance policy, or under a valid and enforceable indemnity clause, bylaw or agreement, Indemnitee shall return to the Company the amounts subsequently received by the Indemnitee from such other source of indemnification.

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(f)    Witness. In the event that Indemnitee is not a party or threatened to be made a party to a Proceeding, but is subpoenaed (or given a written request to be interviewed by or provide documents or information to a government authority) in such a Proceeding by reason of the fact that the Indemnitee is or was an Agent of the Company, or by reason of anything witnessed or allegedly witnessed by the Indemnitee in that capacity, the Company shall indemnify the Indemnitee against all actually and reasonable out of pocket costs (including without limitation legal fees) reasonably incurred by the Indemnitee in responding to such subpoena or written request for an interview. As a condition to this right, Indemnitee must provide notice of such subpoena or request to the Company within 14 days, subject to the terms of Section 7(a).

5.    Indemnification for Expenses in a Proceeding in Which Indemnitee is Wholly or Partly Successful.

(a)    Successful Defense. Notwithstanding any other provisions of this Agreement, to the extent Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding (including, without limitation, an action by or in the right of the Company) in which Indemnitee was a party by reason of the fact that Indemnitee is or was an Agent of the Company at any time, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with the investigation, defense or appeal of such Proceeding.

(b)    Partially Successful Defense. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to any Proceeding (including, without limitation, an action by or in the right of the Company) in which Indemnitee was a party by reason of the fact that Indemnitee is or was an Agent of the Company at any time and is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with each successfully resolved claim, issue or matter.

(c)    Dismissal. For purposes of this section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

(d)    Contribution. If the indemnification provided in this Agreement is unavailable and may not be paid to Indemnitee, then to the extent allowed by law, in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information, active or passive conduct, and opportunity to correct or prevent the circumstances resulting in such judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

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6.    Mandatory Advancement of Expenses.

(a)     Subject to the terms of this Agreement and following notice pursuant to Section 7(a) below, the Company shall advance, interest free, all Expenses reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding to which Indemnitee is a party or is threatened to be made a party by reason of the fact that Indemnitee is or was an Agent of the Company (unless there has been a final determination that Indemnitee is not entitled to indemnification for such Expenses) upon receipt satisfactory documentation supporting such Expenses. Such advances are intended to be an obligation of the Company to Indemnitee hereunder and shall in no event be deemed to be a personal loan. Such advancement of Expenses shall otherwise be unsecured and without regard to Indemnitee’s ability to repay. The advances to be made hereunder shall be paid by the Company to Indemnitee within 30 days following delivery of a written request therefore by Indemnitee to the Company, along with such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to advancement (which shall include without limitation reasonably detailed invoices for legal services, but with disclosure of confidential work product not required). The Company shall discharge its advancement duty by, at its option, (a) paying such Expenses on behalf of Indemnitee, (b) advancing to Indemnitee funds in an amount sufficient to pay such Expenses, or (c) reimbursing Indemnitee for Expenses already paid by Indemnitee. In the event that the Company fails to pay Expenses as incurred by Indemnitee as required by this paragraph, Indemnitee may seek mandatory injunctive relief (including without limitation specific performance) from any court having jurisdiction to require the Company to pay Expenses as set forth in this paragraph. If Indemnitee seeks mandatory injunctive relief pursuant to this paragraph, it shall not be a defense to enforcement of the Company’s obligations set forth in this paragraph that Indemnitee has an adequate remedy at law for damages.

(b)     Undertakings. By execution of this Agreement, Indemnitee agrees to repay the amount advanced only in the event and to the extent that it shall be finally determined that Indemnitee is not entitled to indemnification by the Company to the extent set forth in this agreement and under Texas law. Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement. No additional undertaking, or security, shall be required of Indemnitee.

7.    Notice and Other Indemnification Procedures.

(a)    Notice by Indemnitee. Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company in writing of the commencement or threat of commencement thereof provided, however, that a delay in giving such notice will not deprive Indemnitee of any right to be indemnified under this Agreement unless, and then only to the extent that, the Company did not otherwise learn of the Proceeding and such delay is materially prejudicial to the Company; and, provided, further, that notice will be deemed to have been given without any action on the part of Indemnitee in the event the Company is a party to the same Proceeding and has notice thereof. The omission to notify the Company will not relieve the Company from any liability for indemnification which it may have to Indemnitee otherwise than under this Agreement.

(b)    Insurance. If the Company receives notice pursuant to Section 7(a) hereof of the commencement of a Proceeding that may be covered under D&O Insurance then in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies.

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(c)    Defense. In the event the Company shall be obligated to pay the Expenses of any Proceeding against Indemnitee, the Company shall be entitled to assume the defense of such Proceeding, with counsel selected by the Company and approved by Indemnitee (which approval shall not be unreasonably withheld), upon the delivery to Indemnitee of written notice of the Company’s election so to do. After delivery of such notice, and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at Indemnitee’s expense; and (ii) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at the Company’s expense if (A) the Company has authorized the employment of counsel by Indemnitee at the expense of the Company; (B) Indemnitee shall have reasonably concluded based on the written advice of Indemnitee’s legal counsel that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense; or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding. In addition to all the requirements above, if the Company has D&O Insurance, or other insurance, with a panel counsel requirement that may cover the matter for which indemnity is claimed by Indemnitee, then Indemnitee shall use such panel counsel or other counsel approved by the insurers, unless there is an actual conflict of interest posed by representation by all such counsel, or unless and to the extent Company waives such requirement in writing. Indemnitee and his counsel shall provide reasonable cooperation with such insurer on request of the Company.

8.    Right to Indemnification.

(a)    Right to Indemnification. In the event that Section 5(a) is inapplicable, the Company shall indemnify Indemnitee pursuant to this Agreement unless, and except to the extent that, it shall have been determined by one of the methods listed in Section 8(b) that Indemnitee has not met the applicable standard of conduct required to entitle Indemnitee to such indemnification.

(b)    Determination of Right to Indemnification. A determination of Indemnitee’s right to indemnification under this Section 8 shall be made at the election of the Board by (i) a majority vote of directors who are not parties to the Proceeding for which indemnification is being sought, even though less than a quorum, or by a committee consisting of directors who are not parties to the Proceeding for which indemnification is being sought, who, even though less than a quorum, have been designated by a majority vote of the disinterested directors, or (ii) if there are no such disinterested directors or if the disinterested directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee. However, in the event there has been a Change in Control, then the determination shall, at Indemnitee’s sole option, be made by Independent Counsel as in (b)(ii), above, with Indemnitee choosing the Independent Counsel subject to Company’s consent, such consent not to be unreasonably withheld.

(c)    Submission for Decision. As soon as practicable, and in no event later than 30 days after Indemnitee’s written request for indemnification, the Board shall select the method for determining Indemnitee’s right to indemnification. Indemnitee shall cooperate with the person or persons or entity making such determination with respect to Indemnitee’s right to indemnification, including providing to such person, persons or entity, upon reasonable advance request, any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel or member of the Board shall act reasonably and in good faith in making a determination regarding Indemnitee’s entitlement to indemnification under this Agreement.

(d)    Application to Court. If (i) a claim for indemnification or advancement of Expenses is denied, in whole or in part, (ii) no disposition of such claim is made by the Company within 60 days after the request therefore, (iii) the advancement of Expenses is not timely made pursuant to Section 6 of this Agreement or (iv) payment of indemnification is not made pursuant to Section 5 of this Agreement, Indemnitee shall have the right at his option to apply to any Texas state or federal court of competent jurisdiction, the court in which the Proceeding is or was pending, or any other court of competent jurisdiction, for the purpose of enforcing Indemnitee’s right to indemnification (including the advancement of Expenses) pursuant to this Agreement. Upon written request by Indemnitee, the Company shall consent to service of process.

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(e)    Expenses Related to the Enforcement or Interpretation of this Agreement. The Company shall indemnify Indemnitee against Expenses incurred by Indemnitee in connection with any hearing or proceeding under this Section 8 involving Indemnitee, and against Expenses incurred by Indemnitee in connection with any other proceeding between the Company and Indemnitee to the extent involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, if and to the extent Indemnitee is successful.

(f)    In no event shall Indemnitee’s right to indemnification (apart from advancement of Expenses) be determined prior to a final adjudication in the Proceeding at issue if the Proceeding is both ongoing, and of the nature to have a final adjudication.

(g)    In any proceeding to determine Indemnitee’s right to indemnification or advancement, Indemnitee shall be presumed to be entitled to indemnification or advancement, with the burden of proof on the Company to prove, by a preponderance of the evidence (or higher standard if required by relevant law) that Indemnitee is not so entitled.

(h)    Indemnitee shall be fully indemnified for those matters where, in the performance of his duties for the Company, he relied in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or committees of the board of directors, or by any other person as to matters Indemnitee reasonably believed were within such other person's professional or expert competence and who was selected with reasonable care by or on behalf of the Company.

9.    Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated:

(a)    Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee (including cross actions), with a reasonable allocation where appropriate, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the TBOC or (iv) the Proceeding is brought pursuant to Section 8 specifically to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 in advance of a final determination, in which case 8(e)’s fees-on-fees provision shall control;

(b)    Fees on Fees. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, to the extent Indemnitee is not successful in such a Proceeding;

(c)    Unauthorized Settlements. To indemnify Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld;

(d)    Claims Under Section 16(b). To indemnify Indemnitee for Expenses associated with any Proceeding related to, or the payment of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law (provided, however, that the Company must advance Expenses for such matters as otherwise permissible under this Agreement); or

(e)    Payments Contrary to Law. To indemnify or advance Expenses to Indemnitee for which payment is prohibited by applicable law.

10.    Non‑Exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Company’s Certificate of Formation or Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while occupying Indemnitee’s position as an Agent of the Company. Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

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11.    Permitted Defenses. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for Expenses pursuant to Section 6 hereof, provided that the required documents have been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 9 hereof. Neither the failure of the Company (including its Board of Directors) or an Independent Counsel to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors) or an Independent Counsel that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise. In making any determination concerning Indemnitee’s right to indemnification, there shall be a presumption that Indemnitee has satisfied the applicable standard of conduct. Any determination by the Company concerning Indemnitee’s right to indemnification that is adverse to Indemnitee may be challenged by the Indemnitee in a Texas court of competent jurisdiction.

12.    Subrogation. In the event the Company is obligated to make a payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery under any corporate insurance policy or any other indemnity agreement covering Indemnitee, who shall execute all documents reasonably required and take all action that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights (provided that the Company pays Indemnitee’s costs and expenses of doing so), including without limitation by assigning all such rights to the Company or its designee to the extent of such indemnification or advancement of Expenses. The Company’s obligation to indemnify or advance expenses under this Agreement shall be reduced by any amount Indemnitee has collected from such other source, and in the event that Company has fully paid such indemnity or expenses, Indemnitee shall return to the Company any amounts subsequently received from such other source of indemnification. With regard to Fund Indemnitors, however, Section 13 shall control over this section.

13.    Primacy of Indemnification. The Company hereby acknowledges that Indemnitee may have certain rights to indemnification, advancement of expenses or liability insurance provided by a third-party investor in Company and certain of its affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees that (i) it is the indemnitor of first resort, i.e., its obligations to Indemnitee under this Agreement and any indemnity provisions set forth in its Certificate of Formation, Bylaws or elsewhere (collectively, “Indemnity Arrangements”) are primary, and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same Expenses or liabilities incurred by Indemnitee is secondary and excess, (ii) it shall advance the full amount of Expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of Indemnitee, to the extent legally permitted and as required by any Indemnity Arrangement, without regard to any rights Indemnitee may have against the Fund Indemnitors, and (iii) it irrevocably waives, relinquishes and releases the Fund Indemnitors from any claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind arising out of or relating to any Indemnity Arrangement. The Company further agrees that no advancement or indemnification payment by any Fund Indemnitor on behalf of Indemnitee shall affect the foregoing, and the Fund Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Section 13. The Company, on its own behalf and on behalf of its insurers to the extent allowed by the policies, waives subrogation rights against Indemnitee.

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14.    Broadest Interpretation. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Formation or Bylaws as now or hereafter in effect, or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Texas corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Texas corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

15.    No Imputation. The knowledge or actions, or failure to act, of any director, officer, employee, or agent of the Company, or the Company itself shall not be imputed to Indemnitee for the purpose of determining Indemnitee’s rights hereunder.

16.    Survival of Rights.

(a)    All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an Agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that Indemnitee was serving in the capacity referred to herein.

(b)    The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

17.    Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary.

18.    Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to this Section.

19.    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters addressed herein, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters addressed herein (including without limitation any prior indemnification agreement for Indemnitee) are expressly superseded by this Agreement.

20.    Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless it is in a writing signed by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

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21.    Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, (b) if mailed by certified or registered mail with postage prepaid, return receipt requested or other receipted delivery service, on the third business day after the date on which it is so mailed, (c) one business day after the business day of deposit with a nationally recognized overnight delivery service, specifying next day delivery, with written verification of receipt, or (d) on the same day as delivered by confirmed facsimile transmission if delivered during business hours or on the next successive business day if delivered by confirmed facsimile transmission after business hours. Addresses for notice to either party shall be as shown on the signature page of this Agreement, or to such other address as may have been furnished by either party in the manner set forth above.

22.    Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Texas. This Agreement is intended to be an agreement of the type contemplated by Chapter 8 of the TBOC.

23.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforcement is sought needs to be produced to evidence the existence of this Agreement.

The parties hereto have entered into this Indemnification Agreement, including the undertaking contained herein, effective as of the date first above written.

The Company

Orbital Infrastructure Group, Inc.

a Texas corporation

By: ___________________________

William J. Clough

Executive Chairman and CLO

The Indemnitee

____________________________

Signature

____________________________

Printed Name

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Proxy Solicited on Behalf of the

Board of Directors

for the Annual Shareholder Meeting of the

Orbital Energy Group Global, Inc. Stockholders

The undersigned, revoking all previous proxies, appoints Deborah Moen, Corporate Secretary, proxy of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Orbital Energy Group, Inc., Inc. to be held at 9:00 am CST on Thursday, July 21, 2022, at the Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038 and for any adjournments and to vote all shares of Voting Stock of the Company, which the undersigned is entitled to vote on all matters coming before said meeting.

[X]	Please mark your votes with an “X” as in this example.

PROPOSAL I

Election of Directors

The board of directors recommends a vote FOR the following directors:

Nominee: William J. Clough
[ ] FOR	[ ] WITHHOLD

Nominee: James F. O’Neil III
[ ] FOR	[ ] WITHHOLD

Nominee: C. Stephen Cochennet
[ ] FOR	[ ] WITHHOLD

Nominee: Corey A. Lambrecht,
[ ] FOR	[ ] WITHHOLD

Nominee: Sarah Tucker
[ ] FOR	[ ] WITHHOLD

Nominee: Paul T. Addison
[ ] FOR	[ ] WITHHOLD

Nominee: Jerry Sue Thornton
[ ] FOR	[ ] WITHHOLD

Nominee: LaForrest V. Williams
[ ] FOR	[ ] WITHHOLD

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PROPOSAL II

Ratification of the Appointment of

Grant Thornton LLP

as the Company’s Independent Registered Public Accounting Firm

for the Year Ending December 31, 2022

The board of directors recommends a vote FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 20222.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

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PROPOSAL III

Advisory Approval of the Company’s Executive Compensation

(Say-on-Pay)

The board of directors recommends a vote FOR the advisory approval of the Company’s executive compensation (Say-on-Pay).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL IV

To Approve an Amendment to Paragraph 11.27 of the

Orbital Energy Group 2020 Incentive Award Plan

by Increasing the Overall Share Limit by 5,000,000 shares

The Board of Directors recommends a vote “FOR” adoption of an amendment to Paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by Increasing the Overall Share Limit by 5,000,000 shares.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS TO ELECT THE NOMINEE DIRECTORS, RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2022, ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION (SAY-ON-PAY), APPROVAL OF AN AMENDMENT TO PARAGRAPH 11.27 OF THE ORBITAL ENERGY GROUP 2020 INCENTIVE AWARD PLAN BY INCREASING THE OVERALL SHARE LIMIT BY 5,000,000 SHARES AND APPROVAL OF THE CONVERSION OF THE COMPANY’S DOMICILE STATE FROM COLORADO TO TEXAS WHICH CONVERSION SHALL INCLUDE CHANGING THE CORPORATE NAME FROM ORBITAL ENERGY GROUP, INC. TO ORBITAL INFRASTRUCTURE GROUP, INC.

Date	2022

Signature

Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

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